Commission File No. 000-49901

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ]  Confidential  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
     14c-5(d)(2))
[X]  Definitive Information Statement


                          CEMENTITIOUS MATERIALS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1)  Title of each class of  securities to which  transaction  applies:
              Common Stock

         (2)  Aggregate number of securities to which transaction applies:
              --------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $

         (4)      Proposed maximum aggregate value of transaction:    $_______

         (5)  Total fee paid: $_____

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date filed:

                          CEMENTITIOUS MATERIALS, INC.
                          19 East 200 South, Suite 1080
                           Salt Lake City, Utah 84111


     NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

To the Stockholders of Cementitious Materials, Inc.:

         We are writing to advise you that Cementitious Materials, Inc. has entered into an Agreement and Plan of Merger (the "Merger Agreement") with NaturalNano, Inc., a privately held Delaware corporation ("NaturalNano") based in West Henrietta, New York, to facilitate our acquisition of NaturalNano. The acquisition is to be accomplished through a merger of our newly created, wholly owned subsidiary, Cementitious Acquisitions, Inc., with and into NaturalNano, with NaturalNano being the survivor (the "Merger"). Under the terms of the Merger Agreement, all of NaturalNano's outstanding capital stock will be converted into shares of our common stock, resulting in the issuance at the effective time of the Merger of 44,919,378 shares of our common stock. In addition, at the effective time of the Merger, an aggregate of $4,156,000 face value of outstanding convertible promissory notes issued by NaturalNano will be converted into 10,469,600 shares of our common stock, and options and warrants to purchase 7,200,000 shares of our common stock will be issued in exchange for NaturalNano stock options and warrants which will be cancelled in the Merger.

         In connection with the Merger, (i) our Articles of Incorporation will be amended (a) to increase our authorized capitalization to 100,000,000 shares of common stock and 10,000,000 shares of preferred stock and (b) to change our corporate name to "NaturalNano, Inc." and (ii) a new incentive stock plan, the 2005 Incentive Stock Plan, will be established.

         The Merger, the amendments to our Articles of Incorporation and the incentive stock plan have been approved unanimously by our Board of Directors.

         On September 23, 2005 our two largest stockholders, who control approximately 87% of our outstanding shares of common stock, approved the amendments to our Articles of Incorporation and the incentive stock plan by written consent in lieu of a meeting.

         PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS. STOCKHOLDER APPROVAL OF THE MERGER IS NOT REQUIRED.

         No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                       REQUESTED NOT TO SEND US A PROXY.

         COMPLETION  OF THE  MERGER  WILL  RESULT  IN A  CHANGE  IN  CONTROL  OF
CEMENTITIOUS   MATERIALS  AND  THE  ASSUMPTION  BY  CEMENTITIOUS   MATERIALS  OF
NATURALNANO'S ASSETS, LIABILITIES AND OPERATIONS.

         The Merger will not be effective until Articles of Merger are filed with the Nevada Secretary of State and a Certificate of Merger is filed with the Delaware Secretary of State. The amendments to our Articles of Incorporation will not be effective until a Certificate of Amendment is filed with the Nevada Secretary of State. We intend to file these documents approximately 20 calendar days after this Information Statement is first mailed to our stockholders.

         This Information Statement is being mailed to you on or about November 8, 2005.


November 8, 2005
                                              Very truly yours,

                                              /s/ Edward F. Cowle
                                              -----------------------------
                                              Edward F. Cowle, President

                          CEMENTITIOUS MATERIALS, INC.
                          19 East 200 South, Suite 1080
                           Salt Lake City, Utah 84111

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                   OF THE SECURITIES EXCHANGE ACT OF 1934 AND
                            REGULATION 14C THEREUNDER

         We are furnishing this Information Statement to you to provide a description of actions taken by our Board of Directors and by the holders of a majority of our outstanding shares of common stock on September 23, 2005, in accordance with the relevant sections of the Nevada Revised Statutes.

                        WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is being mailed on or about November 8, 2005 to stockholders of record on September 23, 2005. The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS'
         MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

     On September 23, 2005, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, 4,991,042 shares of our common stock were issued and outstanding. The common stock constitutes the sole outstanding class of voting securities of Cementitious Materials. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

     NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         On September 26, 2005, we entered into an Agreement and Plan of Merger with NaturalNano, Inc., in order to facilitate our acquisition of NaturalNano. On September 23, 2005, our two controlling stockholders, who beneficially own in the aggregate 4,344,408 shares, or approximately 87%, of our issued and outstanding common stock, consented in writing to the following:

         1. Amendment of our Articles of Incorporation that will (a) increase our authorized capitalization to 100,000,000 shares of common stock and 10,000,000 shares of preferred stock and (b) change our corporate name, upon the effectiveness of the Merger, to "NaturalNano, Inc."

         2. Adoption of the 2005 Incentive Stock Plan for our employees, directors, and consultants.

         The controlling stockholders have not consented to or considered any other corporate action. Because stockholders holding at least a majority of the voting rights of our outstanding common stock at the record date have voted in favor of the foregoing proposals, and have sufficient voting power to approve such proposals through their ownership of common stock, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not become effective until a date at least 20 calendar days after the date on which this Information Statement is first mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on November 30, 2005.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION....................1
GENERAL.......................................................................1
SUMMARY.......................................................................3
   Parties to the Merger......................................................3
   Structure of the Merger....................................................4
   Merger Consideration.......................................................4
   Reasons for the Merger.....................................................4
   Cost and Expenses of the Merger............................................5
   Appraisal Rights...........................................................5
   Amendment of Articles of Incorporation.....................................5
   Purpose of the Increase in Authorized Shares...............................5
   Change of Name.............................................................5
   Directors and Executive Management Following the Merger....................5
   Risk Factors...............................................................6
CONTROLLING STOCKHOLDERS......................................................6
SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT
 AND AFFILIATES FOLLOWING THE MERGER..........................................7
RISK FACTORS..................................................................8
   Risks Relating to the Merger and Capital Structure.........................8
   Risks Relating to Our Business After the Completion of the Merger.........11
AGREEMENT AND PLAN OF MERGER.................................................15
   Background of the Merger..................................................15
   Cementitious's Reasons for the Merger.....................................16
   NaturalNano's Reasons for the Merger......................................17
   Material Terms of the Merger Agreement....................................17
   Effective Time of the Merger..............................................18
   Merger Consideration......................................................18
   Treatment of NaturalNano Stock Options and Warrants.......................18
   Representations  and Warranties...........................................19
   Certain Covenants of the Parties..........................................19
   Conditions to the Merger..................................................21
   Termination...............................................................22
   Cost and Expenses of the Merger...........................................22
   Amendment.................................................................22
   Extension and Waiver......................................................23
CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE MERGER...................23
   Change in Control.........................................................23
   Certain Federal Income Tax Consequences...................................23
   Accounting Treatment of the Merger........................................23
   Appraisal Rights..........................................................23
   Federal Securities Law Consequences.......................................23
   Our Operations After the Merger...........................................24
AMENDMENT TO OUR ARTICLES OF INCORPORATION...................................25
   Change in Authorized Shares...............................................25
   Change of Name............................................................26

NATURALNANO, INC.  2005 INCENTIVE STOCK PLAN.................................26
   Types of Awards...........................................................26
   Eligibility to Receive Awards.............................................27
   Stock Available for Awards................................................28
   New Plan Benefits.........................................................28
   Administration............................................................28
   Termination or Amendment..................................................29
   Federal Income Tax Consequences...........................................30
ANTICIPATED BUSINESS FOLLOWING THE MERGER....................................31
   Business of NaturalNano, Inc..............................................31
   Background of Technology..................................................31
   Potential Commercial Applications.........................................32
   Other Applications........................................................33
   Competition...............................................................33
   Patent Strategy...........................................................34
   Employees.................................................................34
   Management................................................................34
   Potential Conflict of Interest............................................37
   Facilities................................................................37
PRINCIPAL ACCOUNTANT FEES AND SERVICES.......................................37
SELECTED HISTORICAL FINANCIAL DATA OF CEMENTITIOUS MATERIALS, INC............38
SELECTED HISTORICAL FINANCIAL DATA OF NATURALNANO............................40
UNAUDITED PRO FORMA FINANCIAL INFORMATION....................................42
PLAN OF OPERATIONS FOR NATURALNANO, INC......................................45
EXPERTS......................................................................47
WHERE YOU CAN FIND MORE INFORMATION..........................................48

    Appendix  A  -  Agreement and Plan of Merger
    Appendix  B  -  Certificate of Amendment to Articles of Incorporation
    Appendix  C  -  2005 Incentive Stock Plan
    Appendix  D  -  NaturalNano, Inc. Financial Statements

                         CAUTIONARY STATEMENT REGARDING
                           FORWARD LOOKING INFORMATION

         This Information Statement and other reports that we file with the SEC contain certain forward-looking statements that involve risks and uncertainties relating to, among other things, the closing of the Merger transaction and our future financial performance or future events. Forward-looking statements give management's current expectations, plans, objectives, assumptions or forecasts of future events. All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "estimate," "plans," "potential," "projects," "ongoing," "expects," "management believes," "we believe," "we intend," and similar expressions. These statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from the results set forth in the information statement. You should not place undue reliance on these forward-looking statements. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors such as:

         o   continued development of our technology;
         o   dependence on key personnel;
         o   competitive factors;
         o   the operation of our business; and
         o   general economic conditions.

These forward-looking statements speak only as of the date on which they are made, and except to the extent required by federal securities laws, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

         For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-KSB, 10-QSB and 8-K. You can obtain copies of these reports and other filings for free at the SEC's Web site at www.sec.gov or from commercial document retrieval services.

                                     GENERAL

         This   Information   Statement  is  being   furnished  to  all  of  our
stockholders of record on September 23, 2005 in connection with the approval by our Board of Directors and our controlling stockholders of:

         (i) an amendment to our Articles of Incorporation which will (a) increase our authorized capitalization and (b) change our corporate name, upon the closing of the Merger transaction, to "NaturalNano, Inc." The form of our Certificate of Amendment is attached to this Information Statement as Appendix B; and

         (ii) the adoption of a new incentive stock plan, the form of which is attached to this Information Statement as Appendix C.

         All of the foregoing have been approved in anticipation of effecting the transactions contemplated by that certain Agreement and Plan of Merger dated September 26, 2005 with NaturalNano. The filing of the Certificate of Amendment to our Articles of Incorporation and adoption of the incentive stock plan are required by the Merger Agreement.

         Pursuant to the Merger Agreement, we will, among other things, issue 44,919,378 shares of our authorized but previously unissued common stock to the stockholders of NaturalNano in exchange for all of the issued and outstanding common stock of NaturalNano and an additional 10,469,600 shares of our authorized but previously unissued common stock in consideration for the conversion of certain outstanding NaturalNano convertible debt. We will also issue options and warrants for the purchase of an aggregate of 7,200,000 shares of our common stock to the holders of outstanding NaturalNano options and warrants, in consideration of the cancellation of such options and warrants.

         Upon the closing of the Merger, all of our officers and directors will resign and new directors and new executive officers selected by naturalNano will be appointed. The Merger is expected to close on or about November 30, 2005, and will become effective upon the filing of Articles of Merger with the Secretary of State of Nevada and the filing of a Certificate of Merger with the Secretary of State of Delaware.

         The elimination of the need for a special meeting of stockholders to approve the proposals set forth above is authorized by Section 320 of the Nevada Revised Statute, referred to herein as the "NRS," which provides that any action required or permitted to be taken at a meeting of stockholder may be taken without a meeting if a written consent is signed by stockholders holding at least a majority of the voting power of the corporation, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consents is required. Where an action is authorized by written consent, no meeting of stockholders need be called nor notice given.

         Pursuant to the NRS, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to approve the proposed actions set forth herein. In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to approve the amended Articles of Incorporation and incentive stock plan, the Board of Directors decided to use the written consent of the holders of a majority of our outstanding common stock in lieu of a stockholders' meeting.

         Our controlling stockholders, who beneficially own approximately 87% of our outstanding common stock entitled to vote on the amended Articles of Incorporation and adoption of the incentive stock plan, gave their written consent to the foregoing on September 23, 2005. Accordingly, the above actions will not be submitted to our other stockholders for a vote and this Information Statement is being furnished to our stockholders only to provide the prompt notice of the taking of such actions.

         We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

                                     SUMMARY

         This summary highlights selected information set forth herein and may not contain all of the information that is important to you. To understand fully the acquisition of NaturalNano, the amended Articles of Incorporation and adoption of the new incentive stock plan, you should read carefully this entire Information Statement and the accompanying documents to which we refer. See "Where You Can Find More Information." The Merger Agreement, amended Articles of Incorporation and the incentive stock plan are attached as appendices to this Information Statement. We encourage you to read these documents. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary.

Parties to the Merger  (Page 15)

         Cementitious Materials Inc.
         19 East 200 South, Suite 1080
         Salt Lake City, Utah 84111

         We were originally organized in Idaho on May 6, 1971 as Hall Mountain Silver Mines, Inc. For a period after inception, Hall Mountain was involved in the ownership and operations of certain mining claims. Operations discontinued in 1981 and we were inactive until approximately 1989. In June 1989 we changed our name to Network Videotex Systems, Inc. and, in November 1989, we changed our name to Wessex International, Inc. On May 22, 1991, we acquired Ocean Express Lines, Inc., a Florida corporation engaged in the business of operating a scheduled steamship between Miami, Florida and ports in the Western Caribbean and Gulf of Mexico. In connection with the transaction, we changed our name to Ocean Express Lines, Inc. We did not achieve profitability and ceased operating activities in 1992. In recent years, we have been actively seeking potential operating businesses and/or business opportunities with the intent to acquire or merge with such businesses. We are deemed a development stage company.

         Cementitious Acquisitions, Inc.
         19 East 200 South, Suite 1080
         Salt Lake City, Utah 84111

         Cementitious Acquisitions, Inc. is a newly formed Nevada corporation, a wholly owned subsidiary of Cementitious that was organized for the specific purpose of effecting the Merger transaction with NaturalNano. Cementitious Acquisitions has not conducted any business during any period of its existence except in furtherance of the Merger.

         NaturalNano, Inc.
         150 Lucius Gordon Drive, Suite 115
         West Henrietta, New York 14586

         NaturalNano was incorporated in Delaware on December 22, 2004 and is a development stage company whose primary business is processing, developing and commercializing naturally occurring nanoscale materials. NaturalNano's efforts are currently directed toward research, development, production and marketing its proprietary technologies in the following fields:

         1. Developing state-of-the art, proprietary processes for extracting and separating halloysite nanotubes from halloysite clay.

         2.   Developing  commercial   applications  for  halloysite  nanotubes,
              specifically  for the  following  application  areas:

              o    Material additives for polymers, plastics, and composites

              o    Cosmetics and other personal care products
              o    Absorbent materials
              o    Pharmaceuticals and medical device additives and coatings

         3. Engaging in business alliances with other organizations to bring nanoscale materials to market.

Structure of the Merger   (Page 17)

         Upon filing of Articles of Merger with the office of the Secretary of State of Nevada and the filing of a Certificate of Merger with the office of the Secretary of State of Delaware, referred to herein as the "effective time of the Merger," the control of our company will change and we will carry on the business of NaturalNano. This change of control will be effected through the following actions:

         (i) Cementitious Acquisitions, our wholly owned subsidiary, will merge with and into NaturalNano, the separate corporate existence of Cementitious Acquisitions will cease and Cementitious Materials will be the parent corporation of NaturalNano. Cementitious Materials will then change its name to "NaturalNano, Inc.";

         (ii) Cementitious Materials will issue an aggregate of 44,919,378 shares of common stock to the NaturalNano stockholders in exchange for 100% of the issued and outstanding shares of NaturalNano capital stock;

        (iii) an aggregate of $4,156,000 face value of outstanding  convertible
              promissory   notes  issued  by   NaturalNano   will  be  converted
              automatically into 10,469,600 shares of Cementitious Materials common stock; and

         (iv) the officers and directors of NaturalNano will replace the officers and directors of Cementitious Materials, and will control our business and operations.

         As a result of the issuance of shares of our common stock in exchange for the outstanding shares of NaturalNano capital stock and the conversion of NaturalNano's convertible promissory notes, at the effective time of the Merger, the stockholders of NaturalNano and the holders of NaturalNano's convertible promissory notes will become stockholders of Cementitious Materials and will own collectively approximately 91.7% of our issued and outstanding shares of common stock and our current stockholders will own approximately 8.3% of our issued and outstanding shares of common stock.

Merger Consideration (Page 18)

         In the Merger, each issued and outstanding share of NaturalNano common stock will be converted into the right to receive 4.4919378 shares of Cementitious common stock. In the aggregate, holders of NaturalNano capital stock will receive 44,919,378 shares of our common stock. Fractional shares will not be issued. After the Merger, current NaturalNano stockholders will no longer own a direct equity interest in NaturalNano.

Reasons for the Merger  (Page 16)

         Our Board of Directors considered various factors in approving the Merger Agreement and believe the acquisition of NaturalNano will be in the best interest of our stockholders. Our Board analyzed NaturalNano's operations, prospects and managerial resources and believes that acquiring NaturalNano's growth potential by means of a merger is the best opportunity to increase value to our stockholders. Our Board of Directors did not request a fairness opinion in connection with the Merger.

Cost and Expenses of the Merger  (Page 22)

         The Merger Agreement provides that all costs and expenses in connection with the Merger will be paid by the party incurring such costs and expenses, except that NaturalNano will pay legal fees and expenses incurred by both parties. We have agreed to pay all expenses related to the preparation, printing and mailing of the Information Statement and all related filing and other fees.

Appraisal Rights   (Page 23)

         Under applicable Nevada law, our stockholders do not have the right to demand appraisal of their shares in connection the Merger or the actions that have been approved by the written consent of our controlling stockholders.

Amendment of Articles of Incorporation  (Page 23)

         Our Board of Directors and stockholders holding a majority of our outstanding common stock have approved an amendment to our Articles of
Incorporation which will (a) increase our authorized capitalization to 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, and
(b) change our corporate name, upon the closing of the Merger, to "NaturalNano, Inc." The form of the Certificate of Amendment to our Articles of Incorporation is attached hereto as Appendix B.

Purpose of the Increase in Authorized Shares  (Page 25)

     The availability of additional authorized but unissued shares of common stock and of authorized but unissued shares of preferred stock (the rights and preferences of which may be set from time to time by our Board of Directors without further stockholder approval) will grant our Board of Directors flexibility in raising additional capital to fund our business operations and growth.

Change of Name  (Page 26)

     Our Board of Directors believes it is desirable to change our name to "NaturalNano, Inc." to more accurately reflect our new business operations following the Merger.

2005 Incentive Stock Plan  (Page 26)

         As required under the Merger Agreement, we have adopted an incentive stock plan that will become effective at the effective time of the Merger. Each holder of an option to purchase NaturalNano common stock granted prior to the effective time of the Merger will receive, in exchange for cancellation of such option, an option to purchase shares of our common stock, exercisable at any time, on economic and contractual terms substantially and materially similar to the terms and conditions of the NaturalNano option. The future grant of options or awards under the incentive stock plan will also be used to attract and retain officers, employees and directors of the highest quality and to promote the well being of our company after the Merger.

Directors and Executive Management Following the Merger  (Page 33)

         Pursuant to the Merger Agreement, the executive officers of NaturalNano immediately prior to the Merger will become our executive officers. Following completion of the Merger, all of the existing members of our Board of Directors will resign and new appointees designated by NaturalNano will comprise our entire Board of Directors.

Risk Factors  (Page 8)

         The Merger and the related transactions, as well as the ownership of our common stock after the merger, involve a high degree of risk. You should carefully consider the information set forth in the section entitled "Risk factors" as well as the other information in this Information Statement.

         Upon completion of the merger, we will assume NaturalNano's assets, liabilities and plan of operation, which may require additional financing to implement fully. There can be no assurance that any future financing can be secured on reasonable terms, or at all.

         Our current stockholders will be diluted substantially by the issuance of shares of our common stock in the Merger, and may be diluted by future issuances of securities issued and sold to satisfy our working capital needs.

                            CONTROLLING STOCKHOLDERS

         On September 23, 2005, the following controlling stockholders, owning approximately 87% of our common stock, consented in writing to amendment of the Articles of Incorporation and adoption of the 2005 Incentive Stock Plan. The information in the table with respect to percentage ownership of our common stock does not reflect the Merger and transactions relating thereto.

Name and Address                           Number of Shares         Percent(1)
----------------                           ----------------         ----------

Edward F. Cowle*                               2,000,342               40.1%
6 East 45th Street, 10th Floor
New York, NY 10017

H. Deworth Williams                          2,344,066(2)              47.0%
19 East 200 South, Suite  1080
Salt Lake City, Utah 84111
------------------
         Note: Unless otherwise indicated in the footnotes below, we have been advised that each person above has sole voting and investment power over the shares indicated above.

         (1) Based upon 4,991,042 shares of common stock outstanding on September 23, 2005.
         (2) Includes 343,746 shares held by Williams Investment Company, of which Mr. Williams is the principal owner.

      *  Director and executive officer

         Under Section 14(c) of the Exchange Act, the actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this Information Statement. We are not seeking written consent from any stockholders other than set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this
Information   Statement  is  furnished   solely  for  the  purpose  of  advising
stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken, as required by the Exchange Act.

         Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken will not have dissenters' appraisal rights in conjunction with the proposed Merger or other corporate actions to be taken in connection with the Merger transaction.

               SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT
                      AND AFFILIATES FOLLOWING THE MERGER

         The following table sets forth certain information with respect to the anticipated beneficial ownership of our common stock, after giving effect to the Merger, by each stockholder expected by us to be the beneficial owner of more than 5% of our common stock and by each of our anticipated directors and executive officers and by all of the anticipated directors and executive officers as a group. Unless otherwise indicated, the address of each of the persons listed below is c/o NaturalNano, Inc., 150 Lucius Gordon Drive, Suite 115, West Henrietta, NY 14586. Unless otherwise indicated in the footnotes, shares will be owned of record and beneficially by the named person. For purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (a) over which the person has or shares, directly or indirectly, voting or investment power, or (b) of which the person has a right to acquire beneficial ownership at any time within 60 days after the expected effective time of the Merger. "Voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.

-------------------------------------------- ---------------------- -----------
           Name and Address                      Number of Shares     Percent
         of Beneficial Owner                 Beneficially Owned (1) of Class(2)
-------------------------------------------- ---------------------- -----------

Directors and Executive Officers:
-------------------------------------------- ---------------------- -----------

     Steven Katz                             100,000                *
-------------------------------------------- ---------------------- -----------

     Ross B. Kenzie                          32,712,763 (3)         54.0%
-------------------------------------------- ---------------------- -----------

     John F. Lanzafame                       116,667                *
-------------------------------------------- ---------------------- -----------

     Michael L. Weiner                       33,228,624  (3) (4)    54.7%
-------------------------------------------- ---------------------- -----------

     Michael Riedlinger                      500,000                *
-------------------------------------------- ---------------------- -----------

     Kathleen Browne                         116,667                *
-------------------------------------------- ---------------------- -----------

     Sarah Cooper                            100,000                *
-------------------------------------------- ---------------------- -----------

     All Directors and Executive Officers
     as a group (7 persons)                  34,161,958 (3) (4)     55.5%
-------------------------------------------- ---------------------- -----------




Other 5% Beneficial Owners:
-------------------------------------------- ---------------------- ------------

     Technology Innovations,  LLC            32,712,763             54.0%
         150 Lucius Gordon Drive, Suite 215
         West Henrietta, NY  14586
-------------------------------------------- ---------------------- ------------

-------------------------------------------- ---------------------- ------------
       * Less than 1%

         1) Except as may be set forth below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

         2) Applicable percentage of ownership is based on 60,380,020 shares outstanding immediately following the Merger, together with applicable options for such stockholder. Shares subject to options currently exercisable or exercisable within 60 days after the anticipated effective time of the Merger are included in the number of shares beneficially owned and are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other stockholder.

         3) Includes 32,712,763 shares held by, or issuable to, Technology Innovations, LLC, of which Messrs. Kenzie and Weiner are members and managers. Each of Mr. Kenzie and Mr. Weiner disclaims beneficial ownership of the shares held by Technology Innovations, LLC except to the extent of his beneficial ownership of a membership interest in Technology Innovations, LLC.

         4) Includes 449,194 shares held by Mauri Weiner, Mr. Weiner's adult son who resides in Mr. Weiner's household. Mr. Weiner disclaims beneficial ownership of these shares.

                                  RISK FACTORS

         The actual results of the combined company may differ materially from those anticipated in these forward-looking statements. Cementitious Materials and NaturalNano will operate as a combined company in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined company's control. Additional risks and uncertainties not presently known to us, or that are not currently believed to be important to you, if they materialize, also may adversely affect the combined company.

Risks Relating to the Merger and Capital Structure

     Our current stockholders have no opportunity to approve or disapprove the Merger and will experience substantial dilution in connection with the Merger.
     ---------------------------------------------------------------------------
         The Merger and the consequent acquisition of NaturalNano have been approved by our Board of Directors and will not be presented to our stockholders for approval. Also, under Nevada law, the other actions described herein, that would routinely be taken at a meeting of stockholders, are being taken by written consent of stockholders having more than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders. Accordingly, stockholders other than our two controlling stockholders are not being asked to approve or disapprove these matters. In addition, in the event the Merger is consummated as described herein, a total of 55,388,978 shares of our common stock will be issued to the current stockholders of NaturalNano and holders of NaturalNano's convertible debt. In addition, options and warrants to purchase an additional 7,200,000 shares of our common stock will be issued to NaturalNano option and warrant holders in consideration for the cancellation of such NaturalNano options and warrants. The shares to be issued in the Merger to current NaturalNano stockholders and holders of NaturalNano convertible debt will represent approximately 91.7% of the total number of shares of our common stock issued and outstanding immediately following the Merger; consequently, our current stockholders will experience substantial dilution in their ownership interest in our company.

     If the Merger does not occur, we will not benefit from the expenses we have incurred in the pursuit of the Merger.
     ---------------------------------------------------------------------------
         The Merger may not be completed. If conditions for completion of the Merger are not satisfied or the Merger is not otherwise completed, we will have incurred expenses for which no ultimate benefit will have been received. We currently expect to incur out of pocket expenses of approximately $35,000 for services in connection with the Merger, consisting of professional fees, financial printing and other related charges, much of which may be incurred even if the Merger is not completed. If the Merger is not completed, such expenses will be paid for by advances from stockholders, which will be evidenced on our financial statements as current liabilities.

     The Merger will not significantly enhance our liquidity and we will require future financing to proceed with our anticipated business activities following the completion of the Merger. There can be no assurance that financing will be available on terms beneficial to us, or at all.
     ---------------------------------------------------------------------------
         We anticipate that future funding will most likely be in the form of debt and/or private equity financing. The number of shares of our common stock to be issued in the Merger, and the aggregate number of shares to be outstanding after completion of the Merger, as shown elsewhere in this Information Statement, does not take into account any such future financing and, accordingly, our stockholders may be subject to additional and substantial dilution as a result of such financing.

         We anticipate that we will need funds, following the Merger, in order to further the efforts of NaturalNano to develop proprietary processes for
extracting  and  separating   halloysite  nanotubes  from  halloysite  clay  and
developing  commercial  applications  for  halloysite  nanotubes.  If  we  raise additional capital by selling equity or equity-linked securities, these securities would dilute the ownership percentage of our existing stockholders. Also, these securities could have rights, preferences or privileges senior to those of our common stock. Similarly, if we raise additional capital by borrowing or issuing debt securities, the terms of such debt financing could restrict us in terms of how we operate our business, which could also affect the value of our common stock.

         We may not be able to raise capital on reasonable terms or at all.

     There is no assurance of an established public trading market, which would adversely affect the ability of investors in Cementitious Materials to sell their securities in the public market.
     ---------------------------------------------------------------------------
         Even though our shares of common stock are expected to continue to be quoted on the OTC Bulletin Board, we cannot predict the extent to which a trading market will develop or how liquid that market might become. In addition, most common shares outstanding after the Merger, including the shares issued to NaturalNano stockholders, will be "restricted securities" within the meaning of Rule 144 promulgated by the SEC, and will therefore be subject to certain limitations on the ability of holders to resell such shares. Accordingly, holders of our common stock may be required to retain their shares for an indefinite period of time. None of our outstanding common shares have been registered under federal or state securities laws. NaturalNano is a party to agreements with its principal stockholder, Technology Innovations, LLC, and with the holders of its convertible promissory notes requiring it, under certain circumstances, to use its best efforts to prepare and file with the Securities and Exchange Commission a registration statement on an appropriate form covering the offer and resale to the public of the shares of our common stock issuable in the Merger or upon conversion of the promissory notes, and we will succeed to NaturalNano's obligations under those agreements as a result of the Merger. Consequently, we expect to prepare and file with the Securities and Exchange Commission as soon as practical after the effective time of the Merger, and to use our best efforts to cause to be declared effective, such a registration statement.

         The OTC Bulletin Board is an inter-dealer, over-the-counter market that provides significantly less liquidity than the NASD's automated quotation system (the "NASDAQ Stock Market"). Quotes for stocks included on the OTC Bulletin Board are not listed in the financial sections of newspapers as are those for the NASDAQ Stock Market. Therefore, prices for securities traded solely on the OTC Bulletin Board may be difficult to obtain and holders of common stock may be unable to resell their securities at or near their original offering price or at any price. Market prices for our common stock will be influenced by a number of factors, including:

         (i) the issuance of new equity securities pursuant to the Merger, or a future offering;
         (ii) changes in interest rates;
        (iii) competitive developments,  including announcements by competitors
              of  new   products   or   services   or   significant   contracts,
              acquisitions, strategic partnerships, joint ventures or capital commitments;
        (iv)  variations in quarterly operating results;
         (v)  change in financial estimates by securities analysts;
        (vi) the depth and liquidity of the market for Cementitious Materials's common stock;
       (vii)  investor   perceptions  of   NaturalNano  and  of   nanotechnology
              generally; and
      (viii)  general economic and other national conditions.

     Our common stock could be considered a "penny stock" and may be difficult to sell.
     ---------------------------------------------------------------------------
         Our common stock could be considered to be a "penny stock" if it meets one or more of the definitions in Rules 15g-2 through 15g-6 promulgated under
Section 15(g) of the Exchange Act. These include but are not limited to the following: (i) the stock trades at a price less than $5.00 per share; (ii) it is not traded on a "recognized" national exchange; (iii) it is not quoted on the NASDAQ Stock Market, or even if so quoted, has a price less than $5.00 per share; or (iv) is issued by a company with net tangible assets less than $2,000,000, if in business longer than three continuous years, or with average revenues of less than $6,000,000 for the past three years. The principal result or effect of being designated a "penny stock" is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

         Additionally, Section 15(g) of the Exchange Act and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account.

         Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for holders of our common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.


     Following the Merger, the current principal stockholder of NaturalNano will have significant influence over Cementitious Materials.
     ---------------------------------------------------------------------------
         The controlling stockholder of NaturalNano, Technology Innovations, LLC will beneficially own approximately 54% of our outstanding voting stock following the Merger. As a result, Technology Innovations, LLC will possess significant influence, giving it the ability, among other things, to elect all members of our Board of Directors and to approve significant corporate transactions. Such stock ownership and control may also have the effect of delaying or preventing a future change in control, impeding a merger, consolidation, takeover or other business combination or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of our company.

     Standards for compliance with Section 404 of the Sarbanes-Oxley Act of 2002 are uncertain, and if we fail to comply in a timely manner, our business could be harmed and our stock price could decline.
     ---------------------------------------------------------------------------
         Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require annual assessment of our internal control over financial reporting, and attestation of its assessment by our independent registered public accountants. The SEC has extended the compliance dates for certain filers and, accordingly, we believe that this requirement will first apply to our annual report for fiscal 2007. The standards that must be met for management to assess the internal control over financial reporting as effective are new and complex, and require significant documentation, testing and possible remediation to meet the detailed standards. We may encounter problems or delays in completing activities necessary to make an assessment of our internal control over financial reporting. In addition, the attestation process by our independent registered public accountants is new and we may encounter problems or delays in completing the implementation of any requested improvements and receiving an attestation of its assessment by our independent registered public accountants. If we cannot assess our internal control over financial reporting as effective, or our independent registered public accountants are unable to provide an unqualified attestation report on such assessment, investor confidence and share value may be negatively impacted.

Risks Relating to Our Business After the Completion of the Merger

     NaturalNano has not recorded revenues or an operating profit since its inception and Cementitious has not had any revenues for several years. Continuing losses may exhaust our capital resources and force us to discontinue operations.
     ---------------------------------------------------------------------------
         From its inception in December 2004 through June 30, 2005, NaturalNano has incurred cumulative losses of approximately $704,878. Cementitious Materials has not realized any revenues for several years and has incurred cumulative losses of approximately $454,173 since it's inception at July 31, 1987. We cannot assure you that following the acquisition of NaturalNano we will achieve profitability in the immediate future or at any time.

     NaturalNano has had a significant working capital deficit, which makes it more difficult to obtain capital necessary for its business and which may have an adverse effect on our future business.
     ---------------------------------------------------------------------------
         As of June 30, 2005, NaturalNano had a working capital deficit of approximately $594,294. If all of NaturalNano's current liabilities were to become due at the same time, we would not be able to pay them in full which most likely would have a material negative impact on our business and future prospects.

     If NaturalNano cannot achieve commercial application of its nanoscale materials, we may not achieve profitability.
     ---------------------------------------------------------------------------
         NaturalNano must develop commercial applications for halloysite nanotubes, which it intends to do primarily by collaborating with market leaders in each potential field of use. If we fail to establish such collaborative relationships or if we are unable to develop sufficiently attractive commercial uses for our nanoscale materials or if we are unable to produce these materials at a competitive cost, we may not achieve profitability.

     The industry in which NaturalNano operates is highly competitive and has relatively low barriers to entry. Increased competition could result in margin erosion, which would make profitability even more difficult to achieve and sustain.
     ---------------------------------------------------------------------------
         In addition to the wide range of material additives that are currently being used in the industries being targeted by NaturalNano, the current nanomaterials market includes at least 200 companies globally, offering a wide variety of metal oxides and inorganic compounds. Many existing and potential competitors have greater financial resources and are likely to command a larger market share, which may enable them to establish a stronger competitive position than we have, in part through greater marketing opportunities. If we fail to address competitive developments quickly and effectively, we may not be able to remain a viable entity.

     Our business could be adversely affected by any adverse economic developments in the advanced materials industry and/or the economy in general.
     ---------------------------------------------------------------------------
         NaturalNano depends on the demand for the application of its technology and nanoscale materials and our business is susceptible to downturns in the advanced materials industry and the economy in general. Any significant downturn in the market or in general economic conditions would likely hurt our business.

     If NaturalNano fails to keep up with changes affecting its technology and the markets that it will ultimately service, it will become less competitive, adversely affecting future financial performance.
     ---------------------------------------------------------------------------
         In order to remain competitive and serve its customers effectively, NaturalNano must respond on a timely and cost-efficient basis to changes in technology, industry standards and procedures and customer preferences. NaturalNano needs to continuously develop new technology, products and services to address new developments. In some cases these changes may be significant and the cost to comply with these changes may be substantial. We cannot assure you that we will be able to adapt to any changes in the future or that we will have the financial resources to keep up with changes in the marketplace. Also, the cost of adapting NaturalNano's technology, products and services may have a material and adverse effect on our operating results.

     Our future success depends on retaining NaturalNano's existing key employees and hiring and assimilating new key employees. The loss of key employees or the inability to attract new key employees could limit our ability to execute our growth strategy, resulting in lost sales and a slower rate of growth.
     ---------------------------------------------------------------------------
         Our success depends in part on our ability to retain NaturalNano's key employees including its executive officers. Although following the Merger we expect to have employment agreements with these executives, each executive can terminate his or her agreement at any time. Also, we do not carry, nor do we anticipate obtaining, "key man" insurance on our executives. It would be difficult for us to replace any one of these individuals. In addition, as we grow we may need to hire additional key personnel. We may not be able to identify and attract high quality employees or successfully assimilate new employees into our existing management structure.

     Our growth strategy assumes that we may possibly make future targeted strategic acquisitions. A future acquisition may disrupt our business, dilute stockholder value or distract management's attention from operations.
     ---------------------------------------------------------------------------
         Unless NaturalNano can develop its present technology or newly acquired technology into marketable products, our ability to generate revenue may be hindered and our ability to achieve profitability will be slow and difficult. A possible strategy is to acquire new technology or products through targeted strategic acquisitions. If we attempt and fail to execute on this strategy, our revenues may not increase and our ability to achieve significant profitability will be delayed. Prior to this time, NaturalNano's ability to make strategic acquisitions has been hampered by its limited capital resources and the lack of a public market for its stock.

         We may not be able to identify any appropriate targets or acquire them on reasonable terms. Even if we make strategic acquisitions, we may not be able to integrate these technologies, products and/or businesses into our existing operations in a cost-effective and efficient manner.

     We may be unable to protect our intellectual property adequately or cost effectively, which may cause us to lose market share or reduce prices.
     ---------------------------------------------------------------------------
         Our future success depends significantly on NaturalNano's ability to protect and preserve its proprietary rights related to its technology and resulting products. We cannot assure you that we will be able to prevent third parties from using our intellectual property rights and technology without our authorization. Although NaturalNano has filed for several patents and intends to pursue aggressively efforts to obtain patent protection for its technology, it will also rely on trade secrets, common law trademark rights and trademark registrations, as well as confidentiality and work for hire, development, assignment and license agreements with employees, consultants, third party developers, licensees and customers. However, these measures afford only limited protection and may be flawed or inadequate. Also, enforcing intellectual property rights could be costly and time-consuming and could distract management's attention from operating business matters.

     NaturalNano's intellectual property may infringe on the rights of others, resulting in costly litigation.
     ---------------------------------------------------------------------------
         In recent years, there has been significant litigation in the United States involving patents and other intellectual property rights. In particular, there has been an increase in the filing of suits alleging infringement of intellectual property rights, which pressure defendants into entering settlement arrangements quickly to dispose of such suits, regardless of their merits. Other companies or individuals may allege that we infringe on their intellectual property rights. Litigation, particularly in the area of intellectual property rights, is costly and the outcome is inherently uncertain. In the event of an adverse result, we could be liable for substantial damages and we may be forced to discontinue our use of the subject matter in question or obtain a license to use those rights or develop non-infringing alternatives. Any of these results would increase our cash expenditures, adversely affecting our financial condition.

     We may not be able to manage our growth effectively, which could adversely affect our operations and financial performance.
     ---------------------------------------------------------------------------
         The ability to manage and operate our business as we execute our development and growth strategy will require effective planning. Significant rapid growth could strain our internal resources, and other problems that could adversely affect our financial performance. We expect that NaturalNano's efforts to grow will place a significant strain on its personnel, management systems, infrastructure and other resources. Our ability to manage future growth effectively will also require us to successfully attract, train, motivate, retain and manage new employees and continue to update and improve our operational, financial and management controls and procedures. If we do not manage our growth effectively, our operations could be adversely affected, resulting in slower growth and a failure to achieve or sustain profitability.

     Being a public company will increase administrative costs, which could result in lower net income, and make it more difficult for us to attract and retain key personnel.
     ---------------------------------------------------------------------------
         As a public company, we incur significant legal, accounting and other expenses that NaturalNano did not incur as a private company. The Sarbanes-Oxley Act of 2002, as well as new rules subsequently implemented by the SEC, have required changes in corporate governance practices of public companies. We expect that these new rules and regulations will increase our legal and financial compliance costs and make some activities more time consuming. These new rules and regulations could also make it more difficult for us to attract and retain qualified executive officers and qualified members of our Board of Directors, particularly to serve on our audit committee.

     We do not anticipate paying dividends in the foreseeable future. This could make our stock less attractive to potential investors.
     ---------------------------------------------------------------------------
         We anticipate that we will retain all future earnings and other cash resources for the future operation and development of our business and we do not intend to declare or pay any cash dividends in the foreseeable future. Any future payment of cash dividends will be at the discretion of our Board of Directors after taking into account many factors, including our operating results, financial condition and capital requirements. Corporations that pay dividends may be viewed as a better investment than corporations that do not.

     Future sales or the potential for sale of a substantial number of shares of our common stock could cause our market value to decline and could impair our ability to raise capital through subsequent equity offerings.
     ---------------------------------------------------------------------------
         Sales of a substantial number of shares of our common stock in the public markets, or the perception that these sales may occur, could cause the market price of our common stock to decline and could materially impair our ability to raise capital through the sale of additional equity securities. Once the Merger is completed, in addition to the 49,910,420 shares of our common stock actually issued and outstanding, there will be another 19,719,600 shares of common stock reserved for future issuance as follows:

         (i) 4,950,000 shares issuable upon exercise of options to be issued under our 2005 Incentive Stock Plan in exchange for NaturalNano options being cancelled in the Merger;

         (ii) 2,250,000 shares issuable upon exercise of stock purchase warrants to be issued in exchange for NaturalNano warrants being cancelled in the Merger;

        (iii) 10,469,600 shares issuable upon conversion of an aggregate of $4,156,000 face value of outstanding convertible promissory notes issued by NaturalNano; and

         (iv) 2,050,000 shares reserved for issuance in the future under our 2005 Incentive Stock Plan.

     The authorization and issuance of preferred stock may prevent or discourage a change in our management.
     ---------------------------------------------------------------------------
         Our amended Articles of Incorporation will authorize the Board of Directors to issue up to 10,000,000 shares of preferred stock without
stockholder  approval.  Such  shares  will  have  terms,   conditions,   rights,
preferences and designations as the Board may determine. The rights of the holders of our common stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of discouraging a person from acquiring a majority of our outstanding common stock.

     It may be difficult for a third party to acquire us, and this could depress our stock price.
     ---------------------------------------------------------------------------
         Nevada corporate law includes provisions that could delay, defer or prevent a change in control of our company or our management. These provisions could discourage information contests and make it more difficult for you and other stockholders to elect directors and take other corporate actions. As a result, these provisions could limit the price that investors are willing to pay in the future for shares of our common stock. For example:

         (i) without prior stockholder approval, the Board of Directors has the authority to issue one or more classes of preferred stock with rights senior to those of common stock and to determine the rights, privileges and inference of that preferred stock;

         (ii) there is no cumulative voting in the election of directors, which would otherwise allow less than a majority of stockholders to elect director candidates; and

        (iii) stockholders cannot call a special meeting of stockholders.

                          AGREEMENT AND PLAN OF MERGER

         The following is only a summary of the material provisions of the Agreement and Plan of Merger, dated as of September 26, 2005, by and among Cementitious Materials and Cementitious Acquisitions and NaturalNano (the "Merger Agreement"). The Merger Agreement is attached to this Information Statement as Appendix A. Please read the Merger Agreement in its entirety.

         On September 26, 2005 we entered into an Agreement and Plan of Merger with NaturalNano, Inc., a Delaware corporation, in order to facilitate the acquisition of NaturalNano. The acquisition is to be accomplished through a Merger of our newly created, wholly owned subsidiary, Cementitious Acquisitions, Inc., with and into NaturalNano with NaturalNano being the survivor of the Merger. Pursuant to the Merger, each issued and outstanding share of NaturalNano common stock will be converted into the right to receive shares of Cementitious common stock. As part of the Merger, we will also amend our Articles of Incorporation to (a) increase our authorized capitalization, and (b) change our corporate name to "NaturalNano, Inc." We are also adopting a new incentive stock plan for our employees, directors and consultants.

         Upon the closing of the Merger, current stockholders of NaturalNano, together with the holders of NaturalNano's currently outstanding convertible debt, will own approximately 91.7% of our issued and outstanding common stock and our current stockholders will own approximately 8.3%. The purpose of the Merger is to allow us to acquire and carry on the business of NaturalNano. It is anticipated that becoming a publicly held reporting company will enhance NaturalNano's business visibility and ability to attract and use additional sources of capital.

         H. Deworth Williams and Edward F. Cowle, the controlling stockholders of Cementitious, beneficially own 4,344,408 of the 4,991,042 shares of common stock outstanding prior to the Merger, representing approximately 87% of the shares outstanding prior to the Merger. The controlling stockholders have, in connection with the transactions contemplated by the Merger Agreement, executed a written consent to take the following actions:

         (i)  authorize an amendment  to our  Articles of  Incorporation,  which
              will  increase  our  authorized   capitalization  and  change  our
              corporate name to "NaturalNano, Inc."; and

        (ii)  approve the adoption of the 2005 Incentive Stock Plan.

     THE MERGER WILL RESULT IN A CHANGE IN CONTROL OF CEMENTITIOUS MATERIALS TO CONTROL BY NATURALNANO'S CURRENT STOCKHOLDERS AND MANAGEMENT AND THE
     ASSUMPTION BY CEMENTITIOUS MATERIALS OF NATURALNANO'S OPERATIONS, ASSETS AND LIABILITIES.

The terms of the Merger and Merger Agreement are more fully described below.

Background of the Merger

         In November 2004, Michael Weiner, who was then the President of NaturalNano, had a meeting with one of our principal stockholders, Deworth Williams. At that meeting, Mr. Weiner described the business of NaturalNano and its interest in becoming a publicly held company. Mr. Williams then contacted our President, Edward Cowle, who is also one of our principal stockholders, and described NaturalNano's technology and its potential for developing the technology for commercial use. Over the next several weeks, Mr. Cowle had a number of meetings and discussion with Mr. Weiner regarding the prospects of NaturalNano and the possibility of Cementitious acquiring NaturalNano. These discussions eventually lead to Cementitious and NaturalNano entering into a letter of intent on February 17, 2005 that set forth the intent of Cementitious to acquire NaturalNano. In approving the letter of intent, our Board of Directors considered the merits of the proposed transaction and potential benefits to our stockholders. The board then authorized Mr. Cowle to proceed with taking whatever actions necessary to consummate the acquisition. Because negotiations were ongoing and the letter of intent was not binding, it was determined that in the best interest of all concerned, the proposed transaction would be kept confidential until a definitive agreement could be drafted and executed by the parties.

         Legal counsel for the two companies then began to prepare the necessary agreements and accompanying documents to formalize the understanding between the parties. Also, financial statements through December 31, 2004 for both companies had to be completed and audited. Cementitious proceeded to create in the State of Nevada Cementitious Acquisitions, Inc. in order to facilitate the acquisition of NaturalNano and on September 26, 2005, the parties completed and executed the Agreement and Plan of Merger, which was also ratified by our Board on that date. We then issued a press release announcing the acquisition and filed with the SEC on September 30, 2005 a current notice on Form 8-K. We then proceeded to prepare and file with the SEC a preliminary copy of this Information Statement and the definitive Information Statement was then prepared and mailed to stockholders on or about the date set forth herein.

         Prior to the commencement of discussions between the parties in November 2004, Cementitious Materials and NaturalNano did not have any pre-existing relationship. During the period May 1, 2005 through September 30, 2005 Edward F. Cowle, the President and a significant shareholder of
Cementitious Materials, Inc., provided consulting and advisory services to NaturalNano for which Mr. Cowle was paid $8,952 in fees and benefits. It is expected that Mr. Cowle will continue to provide these services following the Merger, for which he will be paid fees of approximately $1800 per month. To the best of our knowledge, no stockholder of either company holds any shares of the other company, nor are we aware of any conflicts of interest involving the stockholders, directors or management of either company.

Cementitious's Reasons for the Merger

         In considering and approving the Merger and the Merger Agreement, our Board of Directors considered various factors including:

         (i)  our current lack of assets and of business operations;

         (ii) our prospects for the future;

        (iii) NaturalNano's promising technology, business plan and prospects for growth and expansion; and

         (iv) anticipated increase in our stockholder values as a result of the Merger.

         In agreeing to the Merger, our board believes that the relinquishment of control to NaturalNano's management and adoption of NaturalNano's assets and operations will eventually add value to Cementitious. Our Board of Directors reached this conclusion after analyzing NaturalNano's operations, prospects and managerial resources, which are described in more detail below, and believes that acquiring NaturalNano's growth potential by means of a Merger is the best opportunity to increase value to our stockholders.

NaturalNano's Reasons for the Merger

         In considering and voting upon the Merger and Merger Agreement, the NaturalNano Board of Directors considered the following:

         (i) information with respect to the financial condition, results of operations, business and prospects of NaturalNano, and the inherent uncertainties and contingencies associated with such financial projections, and the economic and market conditions affecting NaturalNano;

         (ii) the increased market liquidity expected to result from exchanging stock in a private company for publicly traded securities of Cementitious;

        (iii) the  ability  to  use   registered   securities  to  make  future
              acquisitions of assets or businesses;

         (iv) increased visibility in the financial community;

         (v)  enhanced access to the capital markets;

         (vi) improved transparency of operations; and

        (vii) perceived credibility and enhanced corporate image of being a publicly traded company.

         Neither Cementitious nor NaturalNano retained the services of an investment banker or requested a fairness opinion in connection with the Merger transaction.

         The above discussion of the material factors considered by Cementitious's and NaturalNano's boards of directors is not intended to be exhaustive, but sets forth the principal factors considered. In view of the variety of factors considered in connection with their evaluation of the Merger Agreement and the Merger, the boards considered the factors as a whole and did not find it practicable to and did not quantify or otherwise assign relative weight to the specific factors considered in reaching their determinations. In addition, individual members of the boards may have given different weight to different factors.

Material Terms of the Merger Agreement

         Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, our subsidiary, Cementitious Acquisitions, will merge with and into NaturalNano, the separate corporate existence of Cementitious Acquisitions will cease and we will become the parent corporation of NaturalNano. We will issue an aggregate of 44,919,378 shares of common stock to the NaturalNano stockholders in exchange for 100% of the issued and outstanding shares of NaturalNano capital stock.

         Immediately prior to the effective time of the Merger, we will file an amended Articles of Incorporation that will change our corporate name to "NaturalNano, Inc." as a result of the Merger.

         At the effective time of the Merger, the members of the NaturalNano Board of Directors holding office immediately prior to the effective time will remain as the members of the Board of Directors of our newly acquired subsidiary, NaturalNano, as the surviving corporation of the Merger, and all persons holding offices of NaturalNano at the effective time, will continue to hold the same offices of the surviving corporation.

         Also at the effective time, the then existing directors of Cementitious will nominate and elect to the Board of Directors those persons designated by NaturalNano. Simultaneously, Cementitious will cause all of the persons then serving as directors and officers immediately prior to the closing of the Merger to resign from all of their respective positions with Cementitious, effective immediately upon the closing of the Merger.

Effective Time of the Merger

         The Merger Agreement provides that, subject to the approval of the NaturalNano stockholders and satisfaction or waiver of other conditions, the Merger will be consummated by filing a certificate of Merger and any other appropriate documents, in accordance with the relevant provisions of the NRS, with the Secretary of State of Nevada and Delaware. We expect the Merger to be consummated promptly after fulfilling the terms and conditions of the agreement.

         We anticipate that the closing will take place at a mutually agreed upon time, but no later than five (5) days after all conditions precedent have been met satisfied or waived and all required documents have been delivered. The parties have agreed to use their reasonable commercial efforts to cause the closing to occur on or before November 30, 2005.

Merger Consideration

         Common Stock of NaturalNano. Upon consummation of the Merger, each share of outstanding NaturalNano common stock (except shares as to which appraisal rights have been properly perfected) shall be converted into the right to receive 4.4919378 shares of Cementitious common stock. There are 10,000,000 shares of NaturalNano issued and outstanding. Accordingly, following the exchange, holders of NaturalNano capital stock will hold 44,919,378 shares of our common stock.

         As a result of the Merger, the shares of NaturalNano capital stock will no longer be outstanding, will automatically be cancelled and retired and will cease to exist, and each holder of a certificate representing such share immediately prior to the Merger will cease to have any rights with respect to such certificate, except the right to receive the shares of the Cementitious common stock described above.

         No fraction of any share of our common stock will be issued to any former holder of NaturalNano capital stock; rather, the number of shares of our common stock otherwise issuable, if other than a whole number, will be rounded to the nearest higher whole number.

Treatment of NaturalNano Stock Options and Warrants

         Upon consummation of the Merger, each holder of an option or warrant to purchase NaturalNano common stock, granted or issued prior to the effective time of the Merger, will receive from Cementitious Materials an option agreement or warrant, as the case may be, granting to such holder the right to purchase one share of Cementitious Materials common stock for every one share of NaturalNano common stock for which the option or warrant is exercisable. Terms of the new options and warrants will be substantially and materially similar to the terms and conditions of the NaturalNano options and warrants prior to such conversion. The closing under the Merger is conditioned upon submission to our stockholders for approval of a new incentive stock plan and the adoption of such plan at the effective time of the Merger.

Treatment of NaturalNano Convertible Debt

         Upon consummation of the Merger, an aggregate of $4,156,000 face value of outstanding convertible promissory notes issued by NaturalNano will be converted into an aggregate of 10,469,600 shares of Cementitious Materials common stock.

Representations and Warranties

         The Merger Agreement contains customary  representations and warranties
of  the  parties.   Cementitious   Materials'  and  Cementitious   Acquisitions'
representations and warranties to NaturalNano relate to, among other things:

         (i) organization, standing, corporate power and similar corporate matters;
         (ii) authorization, execution, deliver and enforceability of the Merger Agreement;
        (iii) valid issuance of our common stock;
         (iv) capital structure;
          (v) accuracy of financial statements and other information;
         (vi) absence of certain adverse changes;
        (vii) absence of litigation;
       (viii) absence of liabilities or claims not previously disclosed;
         (ix) timely filing of all required tax returns;
          (x) delivery of all requested information;
         (xi) material contracts;
        (xii) status of employees or independent contractors;
       (xiii) compliance with the federal securities laws, including the applicable provisions of the Sarbanes-Oxley Act of 2002, and the accuracy of all information filed with the SEC;
        (xiv) absence of employee benefit plans;
         (xv) compliance with all applicable laws; and
        (xvi) absence of any untrue statement of a material fact.

         NaturalNano's representations and warranties to Cementitious Materials and Cementitious Acquisitions relate to, among other things:

          (i) organization, standing, corporate power and similar corporate matters;
         (ii) authorization, execution, deliver and enforceability of the Merger Agreement;
        (iii) valid issuance of NaturalNano capital stock;
         (iv) capital structure;
          (v) accuracy of financial statements and other information;
         (vi) absence of certain adverse changes;
        (vii) absence of litigation;
       (viii) absence of liabilities or claims not previously disclosed;
         (ix) timely filing of all required tax returns;
          (x) delivery of all requested information;
         (xi) material contracts;
        (xii) compliance with all applicable laws;
       (xiii) accuracy of information provided to Cementitious for inclusion in any filing by us with the SEC; and
        (xiv) absence of any untrue statement of a material fact.

         None of the representations or warranties in the Merger Agreement will survive the closing.

Certain Covenants of the Parties

         The parties to the Merger Agreement have agreed to take certain actions prior the closing, including the following:

         1. The parties are entitled to make such investigations of the assets, properties, business and operations of the other party, and to examine the books, records, tax returns, financial statements and other materials of the other party as the investigating party deems necessary. All information is to be kept confidential and is not to be used in any manner inconsistent with the transactions contemplated by the Merger Agreement. It is a condition to NaturalNano's obligation to consummate the transactions contemplated by the Merger Agreement that it shall have completed its financial and legal due diligence investigation of Cementitious with results thereof satisfactory to NaturalNano in its sole discretion.

         2. Prior to the closing, any written news releases or public disclosure by either party pertaining to the Merger Agreement is to be submitted to the other party for its review and approval prior to such release or disclosure.

         3. We have agreed that except as contemplated by the Merger Agreement, there will be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of our common stock, and that we and Cementitious Acquisitions will conduct no business, prior to the closing other than in the ordinary course of business or as may be necessary in order to consummate the transactions contemplated by the Merger Agreement.

         4. We are required to give notice of and submit for action by written consent of our stockholders:

              (a)  the amended Articles of Incorporation that will

                   (i)  the increase of our authorized capitalization, and

                   (ii) change of our corporate name;

              (b) a new stock option plan reserving 7,000,000 shares our common stock for issuance thereunder.

         Also, as promptly as practicable, we are to prepare and file with the SEC a preliminary Information Statement relating to the matters stated above and use our reasonable best efforts to

              (a) obtain and furnish the information required to be included by the SEC in the definitive Information Statement and, after consultation with NaturalNano, to respond promptly to any comments made by the SEC with respect to the preliminary Information Statement and cause the Information Statement to be mailed to its stockholders as promptly as practicable following clearance from the SEC; and

              (b) obtain the necessary approval of matters stated above by our stockholders.

         Except as required by law, we and Cementitious Acquisitions will not voluntarily take any action that would, or that is reasonably likely to, result in any of the conditions to the Merger not being satisfied.

         Our common stock will continue to be approved for quotation on the OTC Bulletin Board, and we will continue to satisfy throughout the period from the date of the Merger Agreement through the closing date:

              (a) our filing requirements under Section 13 of the Exchange Act; and

              (b) the requirements of Rule 15c2-11 as promulgated by the SEC under the Exchange Act.

         Each party shall conduct its respective business only in the usual and ordinary course and the character of such business will not be changed nor shall any different business be undertaken;

Conditions to the Merger

         The respective obligations of NaturalNano, Cementitious and Cementitious Acquisitions to complete the Merger are subject to the satisfaction or waiver of various conditions, including normal and customary closing conditions such as:

         (a)  the accuracy of all representations and warranties;

         (b) the performance and compliance with all covenants, agreements and conditions;

         (c)  the delivery of certificates, documents and legal opinions; and

         (d)  the ability to complete the Merger under applicable state laws.

         In addition to the foregoing, the obligation of NaturalNano to complete the Merger is also subject to the satisfaction or waiver of the following conditions:

         (a) Each stockholder of NaturalNano shall have delivered to Cementitious an investment letter agreeing, among other things, that the shares of our Cementitious common stock to be issued in the Merger are, among other things, being acquired for investment purposes and not with a view to public resale, are being acquired for the investor's own account, that the investor is an "accredited investor" as defined under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), and that the shares of our common stock are restricted and may not be resold, except in reliance of an exemption under the Securities Act.

         (b) The amended Articles of Incorporation of Cementitious and the new incentive stock plan shall have been approved by the requisite vote of our stockholders, and the amended Articles of Incorporation shall have been filed in accordance with the applicable requirements of Nevada law.

         (c) At the closing, all of the directors and officers of Cementitious and Cementitious Acquisitions shall have resigned from their positions as directors and officers of Cementitious and Cementitious Acquisitions, respectively, effective upon the election and appointment of the NaturalNano nominees.

         (d) The shares of our common stock to be issued to the NaturalNano stockholders in the Merger will be validly issued, nonassessable and fully paid under the applicable provisions of Nevada law and will be issued in a nonpublic offering in compliance with all federal, state and applicable securities laws.

         (e) NaturalNano shall have received all necessary and required approvals and consents from required parties and from its stockholders.
         (f) NaturalNano shall have completed its financial and legal due diligence investigation of us.

         The obligation of Cementitious to complete the Merger is also subject to:

         (a) the availability of an exemption from registration under the Securities Act and the securities laws of the various states of residence of NaturalNano's stockholders for issuance of the shares of our common stock to be issued in the Merger; and

         (b) the receipt from NaturalNano's stockholders of the investment letters.

Termination

         Termination by either NaturalNano or Cementitious Materials. The Merger Agreement may be terminated at any time prior to the Merger by either NaturalNano or Cementitious:

         (a) By mutual written consent;

         (b) If the effective time of the Merger has not occurred on or before November 30, 2005 (the "termination date"); provided, however, that the right to terminate is not available to any party whose failure to fulfill any obligation under the Merger Agreement has been the cause of or resulted in, the failure of the effective time to occur on or before the termination date;

         (c) If any governmental entity (i) has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement, and such order, decree, ruling or other action has become final and nonappealable; or (ii) has failed to issue an order, decree or ruling or to take any other action, and such denial of a request to issue such order, decree, ruling or take such other action has become final and nonappealable; or

         (d) If the approvals of the respective stockholders of either Cementitious or NaturalNano have not been obtained by reason of the failure to obtain the required vote of stockholders or consent to the respective matters as to which such approval was sought.

         In addition to the foregoing, either party may terminate the Merger Agreement if the other party has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Merger Agreement, such that the conditions to the completion of the Merger are not capable of being satisfied on or before the termination date.

         Effect  of  Termination.  In the  event of  termination  of the  Merger
Agreement by either Cementitious or NaturalNano, the Merger Agreement will become void and there will be no liability or obligation on the part of any of the parties or their respective officers or directors, except for liability arising out of a breach or failure to perform the representations, warranties, covenants or other agreements contained in the Merger Agreement.

Cost and Expenses of the Merger

         All costs and expenses in connection with the Merger will be paid by the party incurring these costs and expenses. NaturalNano has agreed to pay all legal expenses and costs associated with the preparation and execution of the Merger documents and all transactions, agreements and documents contemplated hereby, and this Information Statement. We have agreed to pay all other expenses related to the preparation, printing and mailing of the Information Statement and all related filing fees paid to the SEC in connection with the Merger. We estimate that the total costs and expenses that we will pay in connection with the Merger will be approximately $35,000, which consists of professional fees, printing and mailing costs, filing fees and other miscellaneous expenses. NaturalNano will pay all costs and expenses it incurs in connection with the Merger.

Amendment

         The Merger Agreement may be amended at any time in writing signed by all parties before or after approval of the Merger by NaturalNano stockholders at the special meeting but, after such approval, no amendment shall be made which will require additional approval of NaturalNano stockholders under any applicable law without such approval.

Extension and Waiver

         At any time before the Merger, each party to the Merger Agreement may extend the time for performance of any obligation or act of another party, waive any inaccuracies in the representations and warranties or waive compliance by the other party with any of the agreements or conditions contained in the Merger Agreement.

           CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE MERGER

Change in Control

         A change of control of Cementitious will occur as a result of the Merger, pursuant to which the stockholders of NaturalNano, together with the holders of NaturalNano's outstanding convertible debt, will become stockholders of Cementitious and will own, collectively, approximately 91.7% of the issued and outstanding shares of our common stock.

Certain Federal Income Tax Consequences

         Because no action is being taken in connection with the current outstanding shares of Cementitious common stock, no gain or loss is anticipated to be recognized by our stockholders in connection with the Merger. It is expected that the issuance of our shares of common stock to NaturalNano stockholders pursuant to the Merger will be tax-free to those persons.

Accounting Treatment of the Merger

         The Merger transaction is expected to be accounted for as a reverse acquisition in which NaturalNano is the accounting acquirer and Cementitious is the legal acquirer. Current management of NaturalNano is expected to continue as the management of Cementitious following the Merger. Because the Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be charged to expenses. See the accompanying unaudited pro forma financial information included elsewhere in this Information Statement.

Appraisal Rights

         Under applicable Nevada law, our stockholders do not have the right to demand appraisal of their shares in connection the approval by written consent of the amended Articles of Incorporation and other actions that may be contemplated in connection with the acquisition of NaturalNano pursuant to the Merger.

Federal Securities Law Consequences

         The shares of Cementitious Materials common stock to be issued to the NaturalNano stockholders in connection with the Merger will not be registered under the Securities Act at the effective time of the Merger. It is intended that such shares will be issued pursuant to the private placement exemption under Section 4(2) and/or Regulation D of the Securities Act. These shares are deemed "restricted stock" and will bear an appropriate restrictive legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration. NaturalNano is a party to agreements with its principal stockholder, Technology Innovations, LLC, and with the holders of its convertible promissory notes requiring it, under certain circumstances, to use its best efforts to prepare and file with the Securities and Exchange Commission a registration statement on an appropriate form covering the offer and resale to the public of the shares of our common stock issuable in the Merger or upon conversion of the promissory notes, and we will succeed to NaturalNano's obligations under those agreements as a result of the Merger. Consequently, we expect to prepare and file with the Securities and Exchange Commission as soon as practical after the effective time of the Merger, and to use our best efforts to cause to be declared effective, such a registration statement.

         Certain outstanding shares of common stock, including those issued pursuant to the Merger, will be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. Under the provisions of Rule 144, restricted securities may be sold into the public market, subject to holding period, volume and other limitations set forth under the Rule. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least one year, including any person who may be deemed to be an "affiliate," as defined under the Securities Act, is entitled to sell, within any three-month period, an amount of shares that does not exceed the greater of:

         (i) the average weekly trading volume in the common stock, as reported through the automated quotation system of a registered securities association, during the four calendar weeks preceding such sale, or

         (ii) 1% of the shares then outstanding.

         In order for a stockholder to rely on Rule 144, we must have available adequate current public information with respect to our business and financial status. A person who is not deemed to be an affiliate and has not been an affiliate for the most recent three months, and who has held restricted shares for at least two years would be entitled to sell such shares under Rule 144(k) without regard to the various resale limitations of Rule 144.

         Under Rule 144, the one-year holding period will commence as of the effective time of the Merger for the stockholders of NaturalNano who receive shares of our common stock in the Merger. Sales under Rule 144 are also subject to manner of sale provisions and notice requirements and to the availability of current public information about us.

         As of the date of this Information Statement, options and warrants for the purchase of a total of 7,200,000 shares of NaturalNano common stock were outstanding, 4,658,331 of which are currently exercisable. The Merger Agreement provides that such options and warrants will be converted into options and warrants to purchase the same number of shares of Cementitious Materials common stock, on economic and contractual terms substantially equivalent to the NaturalNano options and warrants. As soon as practicable following the Merger, we intend to file a Form S-8 registration statement under the Securities Act to register all shares of common stock issuable under the 2005 Incentive Stock Plan. Upon the effectiveness of such registration statement, shares of our common stock underlying options granted under the Plan will be eligible for sale in the public markets, subject to vesting restrictions.

Our Operations After the Merger

         Following the Merger, our only business activities will be the business in which NaturalNano is currently engaged. At the effective time of the Merger, our directors and executive officers will be replaced by the directors and executive officers of NaturalNano.

         We will continue to be a reporting company under the Exchange Act and will continue to file periodic reports and be subject to the proxy solicitation requirements of the Exchange Act. It is anticipated that our common stock will not be listed on any national securities exchange or on the Nasdaq Stock Market, but will continue to be listed on the OTC Bulletin Board, under a new trading symbol. The principal office of NaturalNano will become our principal office.

                   AMENDMENT TO OUR ARTICLES OF INCORPORATION

         On September 23, 2005, our Board of Directors voted unanimously to authorize and recommend that in connection with the Merger, our stockholders approve an amendment to our Articles of Incorporation to increase the number of our authorized shares, to establish a class of preferred stock, and to change our corporate name. On September 23, 2005, this amendment was also approved by our two controlling stockholders, acting by written consent.

Change in Authorized Shares

         Upon the filing of the Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State, the total number of shares that we will be authorized to issue will be changed from 12,500,000 shares of common stock to 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

         All shares of common stock have equal rights and privileges with respect to voting, liquidation and dividend rights. Each share of common stock entitles the holder thereof to (a) one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders; (b) to participate equally and to receive any and all such dividends as may be declared by the Board of Directors; and (c) to participate pro rata in any distribution of assets available for distribution upon liquidation. Holders of our common stock have no preemptive rights to acquire additional shares of common stock or any other securities. The common stock is not subject to redemption and carries no subscription or conversion rights.

         The amended Articles of Incorporation will provide that the Board of Directors has the flexibility to set new classes, series, and other terms and conditions of the preferred shares. Preferred shares may be issued from time to time in one or more series in the discretion of the Board of Directors. The board has the authority to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

         Preferred shares may be issued in the future by the board without further stockholder approval, for such purposes as the board deems in the best interest of our company, including future stock splits and split-ups, stock dividends, equity financings and issuances for acquisitions and business combinations. In addition, such authorized but unissued common and preferred shares could be used by the Board of Directors for defensive purposes against a hostile takeover attempt, including (by way of example) the private placement of shares or the granting of options to purchase shares to persons or entities sympathetic to, or contractually bound to support, management. We have no such present arrangement or understanding with any person. Further, the common and preferred shares may be reserved for issuance upon exercise of stock purchase rights designed to deter hostile takeovers, commonly known as a "poison pill".

         The flexibility granted to the board in specifying the rights and preferences of various series of preferred stock could similarly be used in designing classes of preferred stock which could act as an effective deterrent or defensive tool in a takeover situation including the creation of voting and other impediments which might frustrate persons attempting to gain control of our company. Such uses of authorized and unissued stock might make any takeover attempt more difficult and could deprive stockholders of the ability to realize above present market premiums, which often accompany such takeover attempts. There are currently no shares of preferred stock outstanding and we do not have any present intention of issuing any such shares in the immediate futures.

Change of Name

         Upon the filing of the Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State, which will occur upon the closing of the Merger, our corporate name will be changed to "NaturalNano, Inc." Our Board believes that the new name will better reflect the nature of our business following the Merger.

         After the Merger, we anticipate that the our common stock will continue to be listed on the OTC Bulletin Board, and that the trading symbol will be changed from "CTTM" to a symbol that will reflect the change of our corporate name to "NaturalNano, Inc." Our name change and the anticipated change of our trading symbol will not have any effect on the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "Cementitious Materials, Inc." will continue to be valid and to represent shares of our company. In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates. The name change will be reflected by book entry. Stockholders holding physical certificates should not destroy those certificates or surrender them to us for reissue; certificates bearing the name "Cementitious Materials, Inc." should be retained in a secure location, as they will continue to represent shares of our company.

                   NATURALNANO, INC. 2005 INCENTIVE STOCK PLAN

         As a condition of the Merger Agreement, we have adopted an incentive stock plan, to be put into effect at the effective time of the Merger. Pursuant to the Merger Agreement, each holder of an option to purchase NaturalNano common stock granted prior to the effective time of the Merger, is to receive, in exchange for a written instrument executed by the optionee canceling all of the NaturalNano options, an option agreement evidencing the grant to such holder of an option to purchase one share of our common stock for every one share of NaturalNano common stock for which the option is exercisable at any time. The new options will be on economic and contractual terms substantially and materially similar to the terms and conditions of the NaturalNano option prior to conversion. In order to implement the foregoing provisions of the Merger Agreement, and in order to attract and retain officers, employees and directors of the highest quality and promote the well being of our company after the Merger, our Board of Directors has adopted, and our controlling stockholders have approved, the NaturalNano, Inc. 2005 Incentive Stock Plan.

         The following is a brief summary of the incentive stock plan, a copy of which is attached hereto as Appendix C. The following summary is qualified in its entirety by reference to the incentive stock plan.

Types of Awards

         The incentive stock plan provides for the grant of nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights, incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and other stock-based awards. No more than 50% of the total number of shares of common stock covered by the incentive stock plan may be issued pursuant to awards that are not options or stock appreciation rights.

         Incentive Stock Options and Nonqualified Stock Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price less than the fair market value of the common stock on the date of grant. Options may not be granted for a term in excess of ten years. Outstanding options may not be amended to provide an exercise price per share which is lower than the then current exercise price per share of such outstanding options. The Board of Directors may not cancel any outstanding options and grant in substitution for such options new options under the incentive stock plan covering the same or a different number of shares of common stock and having an exercise price per share lower than the then current exercise price per share of the cancelled options. The Board of Directors will, however, have the power to amend stock options to convert them into stock appreciation rights and make other amendments to options, provided that the optionee must consent to such action unless the board determines that the action would not materially and adversely affect the optionee.

         Restricted Stock and Restricted Stock Unit Awards. Restricted stock awards entitle recipients to acquire shares of common stock, subject to our right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Restricted stock unit awards entitle the recipient to receive shares of common stock to be delivered in the future subject to such terms and conditions on the delivery of the shares as the Board of Directors may determine.

         Restricted stock and restricted stock unit awards granted under the incentive stock plan may vest (a) solely on the basis of passage of time, (b) solely based on achievement of specified performance criteria or (c) upon the passage of time, subject to accelerated vesting if specified performance criteria are met. The Board of Directors may determine, at the time of grant, that restricted stock or restricted stock unit award being made to an officer will vest solely upon achievement of specified performance criteria designed to qualify for deduction under Section 162(m) of the Code. The performance criteria for each restricted stock or restricted stock unit award intended to so qualify for purposes of Section 162(m) of the Code will be based on one or more of the following measures: sales, earnings per share, return on net assets, return on equity, and customer service levels.

         Except as noted below, (a) restricted stock and restricted stock units that vest solely on the basis of passage of time may vest no faster than ratably over three years; and (b) restricted stock and restricted stock units that vest based on achievement of specified performance criteria, or provide for accelerated vesting based upon achievement of specified performance criteria, may not vest earlier than the first anniversary of the date of grant. These vesting restrictions do not apply to restricted stock and restricted stock unit awards collectively with respect to up to 5% of the total number of shares of common stock covered by the incentive stock plan. In addition, the Board of Directors may make exceptions to the vesting limitations described above in the event of the recipient's death, a change in control or other extraordinary circumstances specified in the incentive stock plan.

         Stock Appreciation Rights. A stock appreciation right, or SAR, is an award entitling the holder on exercise to receive, at the election of the Board of Directors, an amount in cash or common stock or a combination thereof determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of common stock. SARs may be based solely on appreciation in the fair market value of common stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index.

         Other Stock-Based Awards. Under the incentive stock plan, the Board of Directors has the right to grant other awards of common stock or awards otherwise based upon common stock or other property, including without limitation rights to purchase shares of common stock, having such terms and conditions as the board may determine.

Eligibility to Receive Awards

         Employees, officers, directors, consultants, advisors and other service providers are eligible to be granted awards under the incentive stock plan. The maximum number of shares with respect to which awards may be granted to any participant under the incentive stock plan may not exceed 1,500,000 shares per calendar year.

Options Grants to Non-employee Directors

         Under the incentive stock plan, each person elected to the Board of Directors who, at the time of his or her election, is not an employee of our Company or an immediate family member of an employee will receive an option to purchase 50,000 shares of common stock at an option price equal to the fair market value of our common stock on the date of his or her election. Each director reelected at an annual meeting of stockholders will receive an additional option to purchase 50,000 shares of common stock. Options granted to non-employee directors will vest at the time of the next annual meeting following the end of the fiscal year in which such options were granted.

Stock Available for Awards

         Awards may be made under the incentive stock plan for up to 7 million shares of common stock, which will constitute approximately 12% of the total number of shares of common stock outstanding after the Merger.

New Plan Benefits

         At the effective time of the Merger, approximately 30 persons will be eligible to receive awards under the incentive stock plan, including three executive officers and four non-employee directors of NaturalNano, who will become officers and directors of our company at the effective time of the Merger. The following table provides certain information with respect to options granted by NaturalNano, which will be converted to options under the incentive stock plan at the effective time of the Merger.

                                NEW PLAN BENEFITS
--------------------------------------------------------------------------------
                                                  Nonqualified Stock Options
------------------------------------------- ------------------------------------
                                              Shares Subject to Options at an
Name and Position                             Exercise Price of $0.10 per Share
------------------------------------------- ------------------------------------
Executive Officers as a Group                                 2,200,000
------------------------------------------- ------------------------------------
Non-Employee Directors as a Group                              500,000
------------------------------------------- ------------------------------------
Employees (other than Executive Officers)                     2,250,000
and Non-Employee Consultants as a Group
------------------------------------------- ------------------------------------

The granting of future awards under the incentive stock plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

Administration

         The incentive stock plan is administered by the Board of Directors. The board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the incentive stock plan and to interpret the plan's provisions. The board may also delegate authority under the incentive stock plan to a committee of the Board of Directors. The board may also delegate authority under the incentive stock plan to one or more officers, except that the board will fix the terms of the awards to be granted by such officers and the maximum number of shares subject to awards that the officers may grant. No officer will be authorized to grant awards to himself or herself.

         Subject to any applicable delegation by the Board of Directors and any applicable limitations contained in the incentive stock plan, the Board of Directors selects the recipients of awards and determines:

         (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable;

         (ii) the exercise price of options, which may not be less than 100% of the fair market value of common stock;

        (iii) the duration of options, which may not exceed 10 years;

         (iv) the terms of stock appreciation rights and the dates or conditions upon which such stock appreciation rights become exercisable;

          (v) the number of shares of common stock subject to any restricted stock, restricted stock unit or other stock-based awards and the terms and conditions of such awards, including, if applicable, conditions for repurchase, issue price and repurchase price.

         We are required to make appropriate adjustments or substitutions in connection with the incentive stock plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization to the extent the Board of Directors deems such adjustment or substitution to be necessary and appropriate. The incentive stock plan also contains provisions addressing the consequences of any "reorganization event," which is defined as:

         (i) any Merger or consolidation of with or into another entity as a result of which all of the common stock is converted into or exchanged for the right to receive cash, securities or other property; or

         (ii) any exchange of all of common stock for cash, securities or other property pursuant to a share exchange transaction.

         If any award expires or is terminated, surrendered or canceled without having being fully exercised, is forfeited in whole or in part, or results in any common stock not being issued because (a) the award is settled for cash, or
(b) shares are used to satisfy the exercise price or tax withholding obligation, the unused shares of common stock covered by such award will again be available for grant under the incentive stock plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

Termination or Amendment

         No award may be made under the incentive stock plan after the completion of ten years from the date on which the plan is approved by our stockholders, but awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the incentive stock plan, except that no award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested, to the extent such amendment was required to grant such award, unless and until such amendment shall have been approved by our stockholders. In addition, without the approval of our stockholders, no amendment may:

         (i) increase the number of shares authorized under the incentive stock plan;

         (ii) materially increase the benefits provided under the incentive stock plan;

        (iii) materially   expand  the  class  of   participants   eligible  to
              participate in the incentive stock plan;

         (iv) expand the types of awards provided under the incentive stock plan; or

         (v) make any other changes which require stockholder approval under the rules of the national securities market on which the shares of common stock are quoted.

No award may be made that is conditioned on the approval of our stockholders of any amendment to the incentive stock plan.

         The incentive stock plan will become effective at the effective time of the Merger.

Federal Income Tax Consequences

         The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the incentive stock plan. This summary is based on the tax laws in effect as of the date of this Information Statement. Changes to these laws could alter the tax consequences described below.

         Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by our company, NaturalNano, or any other 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

         A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit if sales proceeds exceed the exercise price. The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

         Nonqualified Stock Options. A participant will not have income upon the grant of a nonqualified stock option. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

         Restricted Stock. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year from the vesting date and otherwise will be short-term.

         Restricted Stock Units. A participant will have income from a restricted stock unit equal to the difference of the fair market value of the stock on the date of delivery of the stock less the purchase price. A participant is not permitted to make a Section 83(b) election for a restricted stock unit.

         Stock Appreciation Rights and Other Stock-Based Awards. The tax consequences associated with stock appreciation rights and any other stock-based awards granted under the incentive stock plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant's holding period and tax basis for the award or underlying common stock.

         Tax Consequences to Us. There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

                    ANTICIPATED BUSINESS FOLLOWING THE MERGER

Business of NaturalNano, Inc.

         Following the Merger, we will assume all of the business, assets, operations and liabilities of NaturalNano, Inc., a development stage company whose primary business is processing, developing and commercializing naturally occurring nanoscale materials. Its business is currently directed toward research, development, production and marketing of our proprietary technologies in the following fields:

         (1) Developing a state-of-the-art, proprietary process for extracting and separating halloysite nanotubes from halloysite clay;

         (2)  Developing   commercial  applications  for  halloysite  nanotubes,
         specifically for the following application areas;

                   (i)  material   additives   for   polymers,   plastics,   and
                        composites;

                   (ii) cosmetics and other personal care products;

                  (iii) absorbent materials; and

                   (iv) pharmaceuticals and medical device additives;

         (3) Engaging in business alliances with other organizations to bring our nanoscale materials to market.

Background of Technology

         Nanotechnology is commonly defined as technology with structures of 100 nanometers or less, a nanometer being one-billionth of a meter. Nanotechnology, therefore, is technology approaching the molecular level. To provide a reference for the size of a nanometer, the average human hair measures between 50,000 to 75,000 nanometers in diameter, and there are approximately 25.4 million nanometers per inch.

         Applications for nanotechnology are vast and include opportunities in custom materials, electronics, life sciences and a long list of other applications. Nanotechnology is a broad enabling technology, rather than a technology to address one specific application. As such, NaturalNano's management believes that nanotechnology will create numerous jobs and contribute significantly to the U.S. economy over the next decade. The U.S. National Science Foundation estimates the global market opportunity for products and service in nanotechnology-related industries will be $25 billion annually by 2006 and $1 trillion annually by 2015.

         Halloysite nanotubes are unique materials that have been formed in the earth by surface weathering of aluminosilicate minerals. They are composed of aluminum, silicon, hydrogen, and oxygen. Like carbon nanotubes (CNTs), halloysite nanotubes are hollow tubes with diameters smaller than 100 nanometers. Halloysite nanotube composition and geometry enables them to be used for storing and delivering various chemicals for controlled release over an extended time period, enabling a wide range of commercial applications. Unlike carbon nanotubes, halloysite nanotubes are naturally formed, available in large quantities, and far less expensive to produce than CNTs.

         Our strategy will be based on thorough intellectual property protection of the resulting technology developments, including both process and application patents. We believe that the commercial applications that will result from our development programs are novel, with significant impact over a wide range of industries.

         Potential future commercialization strategy includes the following components:

         (i) Segment the market to pursue development of a variety of applications based upon our basic process technology and application patents, and establish relationships with target companies in each narrowly defined field of use;

         (ii) Engage in collaborations with market leaders at an early stage of development, targeting partners and licensees that have substantial product manufacturing and marketing capability, allowing NaturalNano to focus on basic product development;

        (iii) Pursue collaborative research and development agreements with government, university, and non-profit research institutions, and explore related funding sources, to augment NaturalNano's development resources.

         As we continue  to enhance our core  technologies  by  identifying  and developing  new and  relevant  technologies,  we will also  continue to evaluate technology opportunities that can be licensed from or developed by third parties. The intellectual property portfolio currently contains several provisional patent applications as well as an exclusive field of use licensing agreement with Technology Innovations which include multiple pending patents with multiple claims. As research and development continues, NaturalNano will aggressively protect new developments and technologies in the United States and in strategic foreign markets, in addition to looking to in-license appropriate patents to augment the intellectual property strength of NaturalNano.

Potential Commercial Applications Within the Nanotechnology Industry

         Nanotechnology is in its commercial infancy; however management believes that there is already a substantial market in place for nanotechnology materials and products. The earliest application of nanoscale materials occurred in systems where nanoscale powders and particles could be used in their free form, without consolidation or blending. For example, nanoscale titanium dioxide and zinc oxide powders are now commonly used by cosmetics manufacturers for facial base creams and sun screen lotions. Nanoscale iron oxide powder is now being used as a base material for rouge and lipstick. Paints with reflective properties are also being manufactured using nanoscale titanium dioxide particles.

         Nanostructured carbide coatings are used on some U.S. Navy ships for increased durability. Nanostructured materials are in wide use in information technology, integrated into complex products such as hard disk drives that store information and silicon integrated circuit chips that process information in every Internet server and personal computer.

         In biomedical areas, liposomes have been synthesized for improved delivery of therapeutic agents. Liposomes are lipid spheres about 100 nanometers in diameter. They have been used to encapsulate anti-cancer drugs for the treatment of Kaposi's Sarcoma, one of the diseases that commonly occurs as a result of the AIDS infection. Several companies are presently using magnetic nanoparticles in their products for both diagnostic and therapeutic applications. Other companies have developed fluorescent nanospheres and nanoparticles that form the basis for new detection technologies. These nanoparticles are used in new devices and systems for disease diagnosis and for drug discovery.

         Many uses of nanoparticles have appeared in specialty markets, such as defense applications, and scientific and technical equipment. The ability to produce high-quality, nanoscale components becomes more significant as electronic devices shrink and optical communications systems become a larger part of the nation's communications network.

Other Applications

         As nanotechnology continues to develop, many new materials and applications will be discovered, enabling exciting new applications and improvements to existing products. Nanomaterials have already made their way into more mundane products, such as casual clothing and sporting goods. As materials continue to improve, new applications will be enabled.

         One important application for future nanomaterials will be more highly selective and efficient catalysts. This will be important economically, not only for energy and chemical production, but also for conservation and environmental applications. Catalysts based on nanomaterials can play an important role in fuel cell devices, bioconversion (energy) and bioprocessing (food and agriculture) systems, as well as waste and pollution control systems.

         Nanoscale science and technology will likely have a continuing impact on the healthcare industry, including therapeutics, diagnostic devices, and biocompatible materials for implants and prostheses. There will continue to be opportunities for the use of nanomaterials in drug delivery systems. Combining new nanomaterials into sensors and electronic components could lead to a further reduction in size and improved performance for many diagnostic devices and systems. Ultimately, it may be possible to make implantable in vivo diagnostic and monitoring devices that approach the size of human cells. Biocompatible nanomaterials and nanomechanical components could lead to the creation of new materials and components for implants, artificial organs, and greatly improved mechanical, visual, auditory, and other prosthetic devices.

         These advances will not be realized without considerable research and development. It will require an era of advances in the development of processes to integrate nanoscale components into devices, both with other nanoscale components and with microscale and larger components, accompanied by the ability to do so reliably and cost-effectively.

Competition

         In addition to a wide range of material additives that are currently being used in the industries being targeted by NaturalNano, the current nanomaterials market consists of approximately 200 companies globally, providing a wide variety of metal oxides and inorganic compounds. NaturalNano expects that its contemplated product offerings will provide new capabilities and anticipated superior performance compared to existing materials. Benefits from the use of novel nanomaterials may permit us to differentiate NaturalNano from potential competitors. However, many of our current and prospective competitors are larger and have greater financial resources, which could create significant competitive advantages for those companies

         Within each of the targeted markets and product applications, NaturalNano faces current and potential competition from many advanced material, encapsulation and chemical companies, suppliers of traditional materials and the in-house capabilities of several of its potential customers. With respect to larger producers of nanomaterials, while some of these producers do not currently offer competitive products, these companies have greater financial and technical resources, larger research and development staffs and greater manufacturing and marketing capabilities and could soon begin to compete directly against NaturalNano. Intellectual Property Strategy

         NaturalNano plans to actively pursue patent protection for its product and process innovations. NaturalNano's patent strategy addresses the extraction and classification of halloysite nanotubes; filling and functionalizing of the halloysite nanotubes with materials for extended and controlled release; and the production of products containing halloysite nanotubes.

 The Company will aggressively protect its intellectual property through the following strategies:

         (i) Protection of current and future technological developments by filing patents and/or continuations-in-part as appropriate;

         (ii) Protect technological developments at various levels, in a complementary manner, using invention disclosures, laboratory notebooks, and provisional patent filings as new discoveries are made; and

        (iii) Establish  comprehensive  coverage  in the  U.S.  and  in the most
              relevant    foreign    markets   in    anticipation    of   future
              commercialization opportunities.

Employees

         As of September 30, 2005, NaturalNano had seven full-time employees and had engaged numerous part-time experts in the fields of product development, material and chemical science, marketing and commercial scale product manufacturing. NaturalNano has utilized certain employees from Technology Innovations, LLC, in their start-up phase of operations enabling the Company to tap into a variety of backgrounds and expertise without hiring a large number of full time employees. This combination of staffing has enabled us to control expenses during this stage of our business cycle.

Management

         At the effective time of the Merger, our directors and executive officers will resign and, in accordance with the provisions of the Merger Agreement, the following persons will be appointed to serve as directors and executive officers:

------------------------ --------------- ---------------------------------------
                Name         Age                      Position
------------------------ --------------- ---------------------------------------
Steven Katz                   56         Director
------------------------ --------------- ---------------------------------------
Ross B. Kenzie                73         Director
------------------------ --------------- ---------------------------------------
John F. Lanzafame             37         Director
------------------------ --------------- ---------------------------------------
Michael L. Weiner             57         Director
------------------------ --------------- ---------------------------------------
Michael Riedlinger            47         President
------------------------ --------------- ---------------------------------------
Kathleen Browne               50         Chief Financial Officer
------------------------ --------------- ---------------------------------------
Sarah Cooper                  28         Chief Technology Officer
------------------------ --------------- ---------------------------------------
--------------

         The business experience of each of the persons listed above during the past five years is as follows:

         Steven Katz is President of Steven Katz & Associates, Inc., a technology-based management consulting firm specializing in strategic planning, corporate development, new product planning, technology licensing, and structuring and securing various forms of financing since 1982. From January 2000 until October 2001, Mr. Katz was President and Chief Operating Officer of Senesco Technologies, Inc., a public company engaged in the development of proprietary genes with application to agro-biotechnology. From 1983 to 1984 he was the co-founder and Executive Vice President of S.K.Y. Polymers, Inc., a biomaterials company. Prior to S.K.Y. Polymers, Inc., Mr. Katz was Vice President and General Manager of a non-banking division of Citicorp. From 1976 to 1980 he held various senior management positions at National Patent
Development Corporation, including President of three subsidiaries. Prior positions were with Revlon, Inc. (1975) and Price Waterhouse & Co. (1969 to
1974). Mr. Katz received a Bachelor of Business Administration degree in Accounting from the City College of New York in 1969. He is a member of the Boards of Directors of two publicly held corporations, USA Technologies, Inc. and Biophan Technologies, Inc. and of several private companies.

         Ross B. Kenzie currently serves on the boards of several companies including the publicly held Rand Capital Corporation and Biophan Technologies Inc. as well as many entrepreneurial ventures that are privately held, including Biomed Solutions LLC and Technology Innovations, LLC. Mr. Kenzie is a former Chairman and Chief Executive Officer of Goldome Bank, from which he retired in June 1989. He was previously Executive Vice President of Merrill Lynch & Co., in the New York worldwide headquarters, and is a former member of the Merrill Lynch & Co. Board of Directors. He is a former Director of the Federal Home Loan Bank of New York (from 1984 to 1988) and served on the boards of the National Council of Savings Institutions (from 1982 to 1986), the Federal Reserve Bank of New York, Buffalo Branch (from 1985 to 1987), and the Savings Banks Association of New York State (from 1984 to 1987). Mr. Kenzie was a Director of Millard Fillmore Hospitals (from 1982 to 1995) and is currently Past Chairman Emeritus. He served on the Board of the Kaleida Health, Education and Research Foundation (from 1998 to 2000) and is currently on its Investment Committee. He was Director of the Health Systems Agency of Western New York (from 1988 to 1991), and was a member of the College Council of the State University College at Buffalo (from 1981 to 1998) and served as Chairman. He was a Director of the College's Foundation and a member of its Finance Committee (from 1984 to 1998) and is currently on its Investment Committee. He served on the Council of the Burchfield-Penney Art Center (from 1990 to 2001) and the Albright Knox Art Gallery (from 1983 to 1985). He is also a member of the Board, and the Chairman of the Investment Committee of the State University at Buffalo Foundation.

         John Lanzafame is Vice President for Business Development of Biophan Technologies, Inc. He has fifteen years experience in the medical device industry, with a background that includes a bachelors degree in chemical engineering and a masters degree in industrial engineering. Until early 2004, Mr. Lanzafame was employed by STS Biopolymers, Inc., a privately held medical device company that marketed high performance polymer-based coatings for the medical device industry, including drug eluting surfaces for devices such as coronary stents and indwelling catheters. Mr. Lanzafame held a variety of positions with STS Biopolymers, including positions in research, product development, and sales and marketing, ultimately leading to his assuming the position of President of STS Biopolymers beginning in 2003. In 2004, Mr. Lanzafame left STS Biopolymers following sale of the company to Angiotech Pharmaceuticals, and is currently Vice President, Business Development for Biophan, and President of Nanolution, Biophan's drug delivery division. Nanolution was created to leverage new discoveries in the field of nanotechnology for the purposes of targeted drug delivery and highly controlled drug elution from medical devices.

         Michael L. Weiner is President and Chief Executive Officer of Biophan Technologies, Inc. He began his career at Xerox Corporation in 1975, where he served in a variety of capacities in sales and marketing, including manager of software market expansion and manager of sales compensation planning. In 1982, he received the President's award, the top honor at Xerox for an invention benefiting a major product line. In 1985, Mr. Weiner founded Microlytics, a Xerox spin-off company which developed technology from the Xerox Palo Alto Research Center into a suite of products, including the award winning Word Finder Thesaurus, with licenses out to over 150 companies, including Apple, Microsoft, and Sony. Microlytics was acquired by a merger with a public company in 1990, which Mr. Weiner then headed up through 1993. In January 1993, Mr. Weiner co-founded TextWise, a company developing natural language search technologies for the intelligence community. In January 1995, Mr. Weiner co-founded and served as CEO of Manning & Napier Information Services (MNIS), a Rochester-based company providing patent analytics, prior art searches, and other services for the U.S. Patent and Trademark Office and many large organizations, and which subsequently acquired TextWise. He held this position until January of 1999. MNIS remains private, and has generated several spin-off companies (Talavara and IP.COM). TextWise won the Department of Commerce Tibbet's Award for SIBR research in 1998.In February 1999, Mr. Weiner founded Technology Innovations, LLC, to develop intellectual property assets. In August 2000, Technology Innovations, LLC created a subsidiary, Biomed Solutions, LLC, to pursue certain biomedical and nanotechnology opportunities, investing in embryonic-to-seed stage innovations which generate new ventures and/or licenses. Mr. Weiner is the CEO and a director of Biophan Technologies, Inc., a medical research and development company located in West Henrietta, New York engaged in providing technology to enable implantable medical devices and interventional devices to be used safely and effectively in conjunction with Magnetic Resonance Imaging (MRI), since December 2000. Mr. Weiner serves on the Boards of Biophan Technologies, Inc., Biomed Solutions, LLC, Technology Innovations, LLC, Speech Compression Technologies, LP (an R&D partnership commenced in 1989 to pursue compression technologies), OncoVista, Inc., Myotech, LLC, TE Bio, LLC, and Nanoset, LLC,. Mr. Weiner holds seventeen U.S. patents.

         Michael Riedlinger became President of NaturalNano in December 2004. Prior to joining NaturalNano, he was, from 2002 to 2005, President of Technology Sales and Licensing Services, a firm specializing in business development for organizations that seek new sources of revenue from licensing or selling their technical innovations to others. From 2000 to 2002, Mr. Riedlinger was Chief
Executive Officer of Vitalwork, Inc., an organizational development company focused on training and corporate culture change for the telecommunications industry. From 1995 to 2000, Mr. Riedlinger was Director of Sales and Marketing at Metamor Software Solutions, a computer programming services division of Metamor Worldwide with offices in over 20 countries. From 1993 to 1995 he was Vice President of QSoft Solutions, a provider of quality management software and information to major corporations in North America. From 1986 to 1993, Mr. Riedlinger held several positions, including OEM Products Director and Director of Strategic Planning at Microlytics, Inc. Mr. Riedlinger has a MBA from the University of Rochester and a BFA from the Rochester Institute of Technology.

         Kathleen Browne became Chief Financial Officer of NaturalNano in July 2005. For the four years prior to joining NaturalNano, Ms. Browne was the Corporate Controller and Chief Accountant of Paychex, Inc., a payroll service provider in Rochester, New York. During the period 1996-2000, she served as the Vice President and Corporate Controller of W.R. Grace, a worldwide specialty chemicals manufacturer located in Boca Raton, Florida. From 1992-1996, Ms. Browne served in various financial positions for Bausch & Lomb in Rochester, New York. From 1977 to 1992, Ms. Browne was with the Rochester, New York office of Price Waterhouse. Ms. Browne holds a Bachelor of Science degree from St. John Fisher College. She is a member of the American Institute of Certified Accountants and the New York State Society of CPAs.

         Sarah Cooper has been Chief Technology Officer of NaturalNano since December 2004. Ms. Cooper has an extensive background in nanotechnology and material science. Trained as a chemical engineer, she was, prior to joining NaturalNano, a research fellow at NASA Ames Center for Nanotechnology, studying the fundamental properties of carbon nanotubes and other nanomaterials. Ms. Cooper is also a consultant to Biophan Technologies, Inc. for that company's bio-thermal battery project. While on sabbatical from NASA in 2003, Ms. Cooper attended NJIT's BioMEMS Summer Institute to study the potential of BioMEMS as an integration platform to scale nano-sized components into practical devices. Before going to NASA, she conducted research at Los Alamos National Lab and IDEXX Laboratories. Ms. Cooper received her BS in chemical engineering from Brown University in 2000, and is currently finishing a PhD in Materials Physics at the University of Sydney, expanding on her work at NASA on nanoengineered thermoelectric materials. Ms. Cooper has authored a numerous scientific and professional journal articles.

Potential Conflict of Interests

            Following the Merger, our Board of Directors will consist entirely of the current members of the NaturalNano Board of Directors. Two members of the NaturalNano Board of Directors, Michael L. Weiner and Ross B. Kenzie, are managers and significant equity holders of Technology Innovations, LLC, which, following the Merger, will own approximately 54% of our outstanding common stock. Messrs. Weiner and Kenzie and Technology Innovations are also significant equity holders of Biomed Systems LLC, a company engaged in the business of identifying and acquiring for exploitation technologies in the biomedical field. Further, Mr. Weiner is on the board of Nanoset, LLC, an entity owned in part by Biomed Systems which is engaged in the development of nanomagnetic particle coatings. Messrs. Weiner and Kenzie and a third member of the NaturalNano Board, Steven Katz, are also on the Board of Biophan Technologies, Inc. Mr. Weiner and the fourth member of the NaturalNano Board, John Lanzafame, are executive officers of Biophan Technologies, Inc., a company that has a joint research and development agreement with NaturalNano for the development of drug delivery and medical applications utilizing nanotechnology discoveries.

            Because of the nature of our business and the business of these other entities, the relationships of all of the members of our Board of Directors following the Merger with these other entities may give rise to conflicts of interest with respect to certain matters affecting us. Potential conflicts may not be resolved in a manner that is favorable to us. We believe it is not possible to predict the precise circumstances under which future potential conflicts may arise and therefore intend to address potential conflicts on a case-by-case basis. Under Nevada law, directors have a fiduciary duty to act in good faith and with a view to the best interests of the corporation.

Facilities

         NaturalNano currently conducts its primary business operations using office space rented from Lennox Tech Enterprise Center in West Henrietta, New York. It pays a monthly fee of $3,902 for the use of this office space. We are planning to lease laboratory facilities as needed to expand the capabilities and facilities of subcontractors and government laboratories, where we plan to conduct the bulk of our research under contracts and cooperative research and development agreements.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

         The following table sets forth fees billed to Cementitious Materials by our auditors during the fiscal years ended December 31, 2004 and 2003 for:

         (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements;

         (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees;

        (iii) services rendered in connection with tax compliance, tax advice and tax planning; and

         (iv) all other fees for services rendered.

                                           Year Ended           Year Ended
                                        December 31, 2004    December 31, 2003
                                        -----------------    -----------------

                Audit Fees                  $   4,500           $   5,400
                Audit Related Fees                -0-                 -0-
                Tax Fees                          -0-                 -0-
                All Other Fees                    -0-                 -0-
                                            ---------           ---------
                Total Fees                  $   4,500           $   5,400
                                            =========           =========

         Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by HJ & Associates in connection with statutory and regulatory filings or engagements. Audit-related fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which are not reported under "Audit Fees." Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. All other fees consist of fees for products and services other than the services reported above. Prior to our engagement of our independent auditor, such engagement was approved by our Board of Directors. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to report to the Board of Directors at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis. All audit-related fees, tax fees and other fees incurred by us for the year ended December 31, 2004, were approved by the Board of Directors.

                      SELECTED HISTORICAL FINANCIAL DATA OF
                          CEMENTITIOUS MATERIALS, INC.

         The following selected financial data is derived from Cementitious Materials' financial statements. This information is only a summary and does not provide all of the information contained in such financial statements, including the related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are part of our Quarterly Report on Form 10-QSB for the six months ended June 30, 2005 and Annual Report on Form 10-KSB for the year ended December 31, 2004, which are incorporated herein by reference. The statement of operations data for each of the years in the two-year period ended December 31, 2004 and the balance sheet data at December 31, 2004 are derived from our audited financial statements. The data as of and for the six months ended June 30, 2005 and 2004 are derived from our unaudited financial statements which include all adjustments, consisting only of normal recurring adjustments and accruals, that we consider necessary for a fair presentation of its financial position and results of operations for these periods. Interim operating results for the six months ended June 30, 2005 are not necessarily indicative of the results that may be expected for the entire fiscal year ending December 31, 2005 or any future period.

Statement of Operations Data:

                                                    Year Ended                 Six Months Ended
                                            --------------------------    --------------------------
                                            December 31,   December 31,     June 30,       June 30,
                                                2004          2003            2005          2004
                                            -----------    -----------    -----------    -----------
                                                                                         (unaudited)
Revenues                                    $      --      $      --      $      --      $      --
Expenses:


                                            -----------    -----------    -----------    -----------
General and administrative                       13,967        174,269         20,337          1,379
                                            -----------    -----------    -----------    -----------
Loss from operations                            (13,967)      (174,269)       (20,337)        (1,379)
                                            -----------    -----------    -----------    -----------
Other Expenses
Interest expense                                 (2,312)        (1,757)        (2,524)          (927)
                                            -----------    -----------    -----------    -----------
Total other expenses                             (2,312)        (1,757)        (2,524)          (927)
                                            -----------    -----------    -----------    -----------
Net loss                                        (16,279)      (176,026)       (22,861)        (2,306)
Basic loss per share                        $     (0.00)   $     (0.02)   $      0.00    $      0.00
                                            -----------    -----------    -----------    -----------
Weighted average number of shares
  outstanding                                 4,991,042      4,991,042      4,991,042      4,991,042
                                            ===========    ===========    ===========    ===========


Balance Sheet Data:

                                              June 30,     December 31,
                                               2005           2004
                                            -----------    -----------
                                            (unaudited)
Total Assets                                $    --            --

Total Liabilities                             (90,858)      (69,297)
Total Stockholders' Equity (Deficit)          (90,858)      (69.397)

         As described in the above-referenced reports, we are considered a development stage company with minimal assets or capital and with no material operations or income. Expenses associated with the preparation and filing of our reports have been paid for by advances from stockholders, which are evidenced on our financial statements as current liabilities. It is anticipated that we will require only nominal capital to maintain our corporate viability and necessary funds will most likely be provided by officers and directors in the immediate future. However, our deficit in working capital and stockholders equity, in addition to no significant operating results to date, raise substantial doubt about its ability to continue as a going concern.

                      SELECTED HISTORICAL FINANCIAL DATA OF
                                NATURALNANO, INC.

         The selected financial data set forth below should be read together with the financial statements of NaturalNano included with this Information Statement. The statement of operations data for the year ended December 31, 2004 and the balance sheet data as of December 31, 2004 are derived from NaturalNano's audited financial statements. The statement of operations data for the six months ended June 30, 2005, and the balance sheet data as of June 30, 2005 are derived from unaudited financial statements of NaturalNano which include all adjustments, consisting only of normal recurring adjustments and accruals, that the Company considers necessary for a fair presentation of its financial position and results of operations for these periods. NaturalNano commenced business operations in December 2004 and there are no financial data for any periods prior to December 22, 2004. Interim operating results for the six months ended June 30, 2005 are not necessarily indicative of the results that may be expected for the entire fiscal year ended December 31, 2005 or any future period. The following selected financial data of NaturalNano should be read in conjunction with its financial statements and the notes thereto included herewith as Appendix D.

Statement of Operations Data:

     Period from December 22, 2004 (inception)  to December 31, 2004

Operating expenses

     Research and development               $       5,000
     Legal costs                                    2,336
                                            --------------

Net loss                                    $      (7,336)
                                            ==============

Loss per common share - basic and diluted   $       (0.00)
                                            ==============

Weighted average shares outstanding            10,000,000
                                            ==============

                                                                From
                                                             inception
                                               For the       December 22,
                                              six months        2004
                                               ending          through
                                            June 30, 2005   June 30, 2005
                                            ------------    ------------

Operating expenses:

     Research and development               $    125,462    $    130,462
     General and administrative                  734,491         736,827
                                            ------------    ------------
                                                 859,953         867,289

Other (income) expense:

     Interest expense                             10,089          10,089
     Investment (income)                        (172,500)       (172,500)
                                            ------------    ------------
                                                (162,411)       (162,411)


Net loss                                    ($   697,542)   ($   704,878)
                                            ============    ============


Loss per common share - basic and diluted   ($      0.07)
                                            ============


Weighted average shares outstanding           10,000,000
                                            ============


Balance Sheet Data:
                                             June 30,      December 31,
                                               2005            2004
                                           -----------    -------------
                                           (unaudited)

Current assets                             $ 1,471,539    $   125,000
Working capital                            $  (594,294)   $    92,664
Total assets                               $ 1,834,288    $   125,000
Total liabilities                          $ 2,065,833    $    32,336
Total stockholders' equity (deficiency)     $  (231,545)   $    92,664

               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

         The following unaudited pro forma financial information of Cementitious for the six months ended June 30, 2005 and the year ended December 31, 2004, has been prepared to assist stockholders in their analyses of the financial effects of the Merger. This information is based on our historical financial statements and should also be read in conjunction with the historical financial statements and related notes of NaturalNano, which are included in Appendix D hereto. The pro forma statements of operation have been prepared to give effect to the Merger as if the Merger had occurred on December 31, 2004. The unaudited pro forma balance sheet information as of June 30, 2005 has been prepared to give effect to the Merger as if the Merger had occurred on June 30, 2005.

         As described elsewhere herein, the Merger is expected to be accounted for as a reverse acquisition in which, for accounting purposes, NaturalNano is being treated as the acquirer. These unaudited pro forma financial statements have been prepared assuming that 44,919,378 shares of Cementitious Materials common stock will be issued to NaturalNano stockholders in the Merger.

         The unaudited pro forma financial information is not necessarily indicative of the results that might have occurred had the transactions taken place on December 31, 2004 or June 30, 2005 and are not intended to be a projection of future results. Future results may vary significantly from the results reflected in the following unaudited pro forma financial information because of normal operations, future acquisitions, future development activities, and other factors. The notes to these pro forma financial statements should be read in conjunction with the statements themselves.


                             PRO FORMA BALANCE SHEET
                                  June 30, 2005
                                   (UNAUDITED)

                                                                                Cementitious                           PRO FORMA
                                                           NaturalNono, Inc.    Materials, Inc.    Adjustments        JUNE 30,2005
                                                           ---------------      -----------        -----------        -----------
Assets
Current assets:
        Cash and cash equivalents                            $ 1,213,315               --                 --          $ 1,213,315
        Prepaid assets                                           250,000               --                 --              250,000
        Other current assets                                       8,224               --                 --                8,224
                                                             -----------        -----------        -----------        -----------

        Total current assets                                   1,471,539               --                 --            1,471,539
                                                                                                          --
        Property and equipment, net                               10,249               --                 --               10,249
        Investments                                              352,500               --                 --              352,500
                                                             -----------        -----------        -----------        -----------

Total assets                                                 $ 1,834,288        $         0               --          $ 1,834,288
                                                             ===========        ===========        ===========        ===========

Liabilities and Stockholder's Equity (Deficiency)

Liabilities
Current liabilities:
        Accounts Payable                                     $    42,114        $    11,976               --          $    54,090
        Accrued Payroll                                           36,018               --                 --               36,018
        Accrued Expenses                                         173,739               --          ($    4,774)(4)        168,965
        Due to Related Parties                                   370,962             78,882               --              449,844
        Convertible Bridge Notes                               1,443,000               --           (1,443,000)(2)              0
                                                             -----------        -----------        -----------        -----------

        Total current liabilities                              2,065,833             90,858         (1,447,774)           708,917
                                                             -----------        -----------        -----------        -----------


Stockholder's Equity (Deficiency)

        Common stock                                             100,000              4,991           (100,000)(1)
                                                                                                        44,920 (1)
                                                                                                         3,687 (2)         53,598


        Additional paid in capital                               373,333            358,824            100,000 (1)
                                                                    --                 --              (44,920)(1)
                                                                    --                 --            1,439,313 (2)
                                                                    --                 --             (454,173)(3)      1,771,877


        Deficit accumulated in the development stage            (704,878)      (    454,173           454,173 (3)
                                                                    --                 --               4,774 (4)        (700,104)
                                                             -----------        -----------        -----------        -----------
        Total stockholder's equity (Deficiency)                 (231,545)           (90,858)         1,447,774          1,125,371
                                                             -----------        -----------        -----------        -----------

Total liabilities and stockholder's equity
 (Deficiency)                                                $ 1,834,288        $         0        $         0        $ 1,834,288
                                                             ===========        ===========        ===========        ===========


                  See notes to financial statements

                        PRO FORMA STATEMENT OF OPERATIONS

                     For the six months ending June 30, 2005
                                   (UNAUDITED)




                                          NaturalNano, Inc.   Cementitious                         PRO FORMA
                                                (a)           Materials, Inc.   Adjustments       June 30, 2005
                                            ------------      ------------      ------------      ------------


Operating expenses:

     Research and development               $    125,462              --                --        $    125,462
     General and administrative                  734,491      $     20,337              --             754,828
                                            ------------      ------------      ------------      ------------
                                                 859,953            20,337              --             880,290

Other (income) expense:

     Interest expense                             10,089             2,524      ($     4,774)(4)         7,839
     Investment (income)                        (172,500)             --                --            (172,500)
                                            ------------      ------------      ------------      ------------
                                                (162,411)            2,524      ($     4,774)         (164,661)


Net loss                                    ($   697,542)     ($    22,861)     $      4,774      ($   715,629)
                                            ============      ============      ============      ============


Loss per common share - basic and diluted   ($      0.07)     ($      0.00)             --        ($      0.01)
                                            ============      ============      ============      ============


Weighted average shares outstanding           10,000,000         4,991,042              --          53,597,520 (1)(2)
                                            ============      ============      ============      ============






                        See notes to financial statements


                        PRO FORMA STATEMENT OF OPERATIONS

                 For the twelve months ending December 31, 2004
                                   (UNAUDITED)




                                          NaturalNano, Inc.           Cementitious                           PRO FORMA
                                               (a)                   Materials, Inc.    Adjustments      December,31,2004
                                          ----------------           ---------------    -----------      ----------------



Operating expenses:

     Research and development               $      5,000                      --             --         $      5,000
     General and administrative                    2,336              $     13,967           --               16,303
                                            ------------              ------------                      ------------
                                                   7,336                    13,967                            21,303

Other (income) expense:

     Interest expense                               --                       2,312           --                2,312
                                            ------------              ------------                      ------------
                                                       0                     2,312                             2,312


Net loss                                    ($     7,336)             ($    16,279)          --         ($    23,615)
                                            ============              ============                      ============


Loss per common share - basic and diluted   ($      0.00)             ($      0.00)          --         ($      0.00)
                                            ============              ============                      ============


Weighted average shares outstanding           10,000,000                 4,991,042           --           53,597,520 (1)(2)
                                            ============              ============                      ============




(a) Includes the period from December 22, 2004 (inception) to December 31, 2004.



        See notes to financial statements

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                              FINANCIAL STATEMENTS

Basis of presentation

As of September 26, 2005 NaturalNano, Cementitious Materials, Inc. ("Cementitious") and a wholly-owned subsidiary of Cementitious (the "Merger sub") entered into a merger agreement whereby the Merger Sub will merge with and into NaturalNano and NaturalNano will be the surviving entity as a wholly owned subsidiary of Cementitious (the "Merger"). The former stockholders of NaturalNano will own approximately 90% of the Cementitious common stock after the consummation of the Merger. The transaction has been deemed a capital transaction accompanied by a recapitalization. Therefore, no goodwill will be recorded in the Merger.

The unaudited pro forma condensed balance sheet and statement of operations of NaturalNano have been prepared to give effect to

         o    the merger of Cementitious  with NaturalNano;
         o the conversion of all indebtedness of NaturalNano outstanding at June 30, 2005 in exchange for 3,687,100 shares of Cementitious common stock.

The condensed pro forma financial statements have been prepared as if such transactions had taken place on June 30, 2005 for purposes of the pro forma condensed balance sheet and as if the transactions had taken place on January 1, 2004 for purposes of the pro forma condensed statements of operations.

The columns captioned NaturalNano represent the balance sheet of NaturalNano as of June 30, 2005 and the related statements of operations for the periods from December 22, 2004 (inception) through December 31, 2004 and for the six months ended June 30, 2005. The columns captioned Cementitious represent the balance sheet of Cementitious as of June 30, 2005 and the related statements of operations for the year ended December 31, 2004 and for the six months ended June 30, 2005.

We are providing this information to aid you in your analysis of the financial aspects of the Merger. The unaudited pro forma condensed financial statements described above should be read in conjunction with the historical financial statements of NaturalNano and Cementitious and the related notes thereto. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the Merger taken place on the dates noted, or the future financial position or operating results of the combined company.

PRO FORMA ENTRIES:

(1) To reflect the issuance of 44,919,378 shares of Cementitious common stock as merger consideration with respect to all outstanding shares of common stock of NaturalNano.

(2) To reflect the issuance of 3,687,100 shares of Cementitious common stock relating to the June 30, 2005 outstanding convertible notes of NaturalNano.

(3) To reflect the recapitalization adjustment for the Merger.

(4) To eliminate accrued interest in the period ending June 30, 2005 related to the convertible notes of NaturalNano.

                             PLAN OF OPERATIONS FOR
                                NATURALNANO, INC.

General

         The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Form 14(c).

         NaturalNano, Inc. is a development stage company and is expected to remain so for at least the next eighteen months. Our primary mission is to develop and exploit technologies in the area of nanotechnology, specifically focusing on naturally occurring nanoscale materials. The Company's near term goal is to develop processes that produce commercial quantities of high- quality naturally occurring nanotubes for a variety of applications including: engineered plastics and polymers, cosmetics and other personal care products, absorbent materials and electronic components. We have identified more than 200 applications within these industry categories as potential development opportunities which are the subject of pending patents and issued patents under licensing agreements

     Research and Development

         During the next twelve months the Company's research and development focus will be in the following areas:

         o Establishment of a Research Lab to produce sample products, for customers in the industries identified above, at a competitive cost.

         o    Establishment of a Pilot Production Facility to extract,  separate
              and  categorize   naturally   occurring   nanotubes  found  within
              halloysite clay.

         The Company signed a joint research agreement with Nanolution, LLC (a wholly owned subsidiary of Biophan Technologies, Inc.) on May 25, 2005 to pursue the development of a new drug delivery application utilizing naturally occurring halloysite nanotechnologies. In connection with this agreement, the Company and Nanolution have agreed that all medical uses and inventions arising from these efforts will be owned by Nanolution and all purification processes and non-medical applications will be owned by NaturalNano.

         During the next nine months ending June 30, 2006, NaturalNano expects to spend approximately $600,000 for capital investments relating to the setup of the Pilot Production Facility and Research Lab. The Company is currently in the process of evaluating leased space available in the Rochester New York area to establish this combined research facility.

         Operating costs for the next nine months in the area of research and development which will include salaries for employees, fees for collaborative research agreements and lab testing materials, will approximate $1,080,000.

Strategic Relationships
-----------------------

         Leveraging strategic relationships is vital to our mission. These relationships help us to validate our technology, develop extraction and separation processes, offer insight into additional application opportunities, and develop future sales channels, among other things. NaturalNano has entered into cooperative research and development agreements with two nationally recognized universities and an independent laboratory to jointly test and further develop commercial applications for naturally occurring nanoscale materials. We will continue to seek partnering relationships with research facilities around the world as we focus on developing new nanotechnology solution applications.

         We have also entered into various non-disclosure agreements with several materials manufacturing companies, and have discussed with these entities the potential for strategic relationships that could result in joint development and licensing agreements. This partnering of ideas and the joint development of applications has proven to be successful in accelerating our development of new processes and product opportunities and will continue to be pursued by the Company.

Investor Relations
------------------

         NaturalNano expects to spend a great deal of effort to keep our shareholders informed and to bring the Company to the attention of new shareholders, institutional investors, and potential strategic partners. We believe our efforts to achieve widespread press exposure will help raise the public and investment community's awareness of the science of nanotechnology and increase the recognition of NaturalNano as an innovative small public company. In this regard, the Company has engaged various professional firms to assist and advise in establishing public relations and investor relations strategies. The over-the-counter market is generally not supported by the nation's broker-dealer network, and it is essential for us to be visible so that prospective shareholders can hear about us and review our public filings, website and company investor materials.

Employees
---------

         As  of  September  30,  2005   NaturalNano   employed  seven  full-time
employees. The Company plans to hire two employees to focus on technical sales and product development within the next twelve months.

         Our research and development strategy also includes the addition of two full-time research analysts within the next twelve months. The Company currently has several research agreements with PhD and post doctoral level scientists and engineers for assistance in the classification of extracted nanotubes and on other related development projects.

Cash and Financing Activities
-----------------------------

         The Company's source of cash since inception has been from inter-company advances from its parent Technology Innovations, LLC and from the issuance of $4,156,000 in Convertible Bridge Notes. The Notes include a conversion feature under which the debt will be converted into the Company's common stock coincident with the planned Merger at a rate of $0.40 per share. These Notes accrue interest at 8% per annum generally beginning six months after the date of issue.

The estimated cash requirements of NaturalNano through June 30, 2006 are as follows:

-----------------------------------------------------------  --------------
Research and product development expenses                     $1,080,000
-----------------------------------------------------------  --------------
Investment in Pilot Production Facility and Research Lab         600,000
-----------------------------------------------------------  --------------
General and  administrative  expenses;  including
       administrative  salaries  and benefits,  office
       expenses, rent expense, legal and accounting,
       publicity and investor relations                        2,153,000
-----------------------------------------------------------  --------------
Repayment of advances on Line of Credit                          336,000
-----------------------------------------------------------  --------------
Total estimated cash requirements for next nine months        $4,169,000
-----------------------------------------------------------  --------------

         We believe that the cash currently on hand will provide the Company with the necessary capital resources for planned operations through June 30, 2006.

Critical Accounting Policies

         The financial statements for NaturalNano have been prepared in accordance with accounting principles generally accepted in the United States. In preparing its financial statements, NaturalNano makes estimates, assumptions and judgments that can have a significant impact on reported revenues and results of operations as well as on the value of certain assets and liabilities on its balance sheet. These estimates, assumptions and judgments about future events and their effects on results cannot be determined with certainty, and are made based upon our historical experience and on other assumptions believed to be reasonable under the circumstances. While there are a number of accounting policies, methods and estimates affecting the financial statements, as described in Note 1 thereto and included elsewhere herein, it is believed that the most important critical accounting policies are those described below. A critical accounting policy is one that is both material to the presentation of the financial statements and requires the making of complex or subjective judgments.

                                     EXPERTS

         The financial statements and related financial statement schedule of Cementitious incorporated in this Information Statement by reference from our annual report on Form 10-KSB for the year ended December 31, 2004, have been audited by H J & Associates, LLC, independent registered public accounting firms, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

         The financial statements as of December 31, 2004 and for the period since inception from December 22, 2004 through December 31, 2004 of NaturalNano contained in Appendix D to this Information Statement have been audited by Goldstein Golub Kessler LLP Certified Public Accountants, independent resistered public accounting firms, as stated in their report thereon, have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                       WHERE YOU CAN FIND MORE INFORMATION

         As required by law, we file annual and periodic reports and other information with the SEC. These reports and other information contain additional information about our company. You can inspect and copy these materials at the Securities and Exchange Commission public reference rooms at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at "http://www.sec.gov."

         Statements contained in this Information Statement or in any document incorporated into this Information Statement by reference regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

         The SEC allows us to incorporate by reference into this Information Statement documents we file with the SEC, which means that we can disclose important information by referring to those documents. The information incorporated by reference into this Information Statement is considered to be a part of this Information Statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed:

         (i) Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004;

         (ii) Our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005;

        (iii) Our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005; and

         (iv) Our Current Report on Form 8-K filed on September 30, 2005.

         We will provide without charge, upon written or oral request by a stockholder, a copy of any and all of the documents referred to above that have been, or may be, incorporated by reference herein. Written requests should be sent to our principal offices at 19 East 200 South, Suite 1080, Salt Lake City, Utah 84111, attn: Geoff Williams. Oral requests may be made to our principal offices, telephone number (801) 322-3401.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS NOVEMBER 8, 2005. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                                                                   Appendix A
                                                                   ----------

                          AGREEMENT AND PLAN OF MERGER

                                      Among

                          CEMENTITIOUS MATERIALS, INC.,

                         CEMENTITIOUS ACQUISITIONS, INC.

                                       And

                                NATURALNANO, INC.

                          AGREEMENT AND PLAN OF MERGER

       THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of this 26th day of September 2005 by and among CEMENTITIOUS MATERIALS, INC., a Nevada Corporation ("CMI"), CEMENTITIOUS ACQUISITIONS, INC., a Nevada corporation ("Merger Sub"), and NaturalNano, Inc., a Delaware corporation (the "Company").

       WHEREAS, CMI desires to acquire the Company as a wholly owned subsidiary and to issue shares of CMI common stock to the security holders of the Company upon the terms and conditions set forth herein. Merger Sub is a newly-created, wholly-owned subsidiary corporation of CMI that will be merged with and into the Company, whereupon the Company will be the surviving corporation and will become the wholly owned subsidiary of CMI. Merger Sub and the Company are sometimes collectively hereinafter referred to herein as the "Constituent Corporations");

       WHEREAS, the boards of directors of CMI, Merger Sub and the Company, respectively, deem it advisable and in the best interests of such corporations and their respective stockholders that Merger Sub merge with and into the Company pursuant to this Agreement and the Certificate of Merger (in the form attached hereto as Exhibit "A") and pursuant to applicable provisions of law (such transaction is hereafter referred to as the "Merger"); and

       WHEREAS, each of the parties to this Agreement desires to make certain representations, warranties and agreements in connection with the transactions contemplated herein and also to prescribe various conditions thereto.

       NOW THEREFORE, in consideration of the premises, mutual covenants set out herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

       SECTION 1 Acquisition of NaturalNano, Inc. The parties to this Agreement do hereby agree that Merger Sub will be merged with and into the Company upon the terms and conditions set forth herein and in accordance with the provisions of the Nevada Revised Statutes ("NRS"). It is the intention of the parties hereto that this transaction qualify as a tax-free reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, and related sections thereunder.

       SECTION 2 Terms of Merger. In accordance with the provisions of this Agreement and the requirements of applicable law, Merger Sub will be merged with and into the Company as of the Effective Time of the Merger (the terms "Closing" and "Effective Time of the Merger" are defined in Section 6 hereof). The Company will be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation") and the separate existence of Merger Sub will cease at the Effective Time of the Merger. The Company, as the Surviving Corporation, will succeed to and assume all the rights and obligations of Merger Sub in accordance with the NRS, as described below. Consummation of the Merger will be upon the following terms and subject to the conditions set forth herein:

       (a) Corporate Existence. Commencing at the Effective Time of the Merger, the separate corporate existence of Merger Sub will cease and the Surviving Corporation will continue its corporate existence as a Delaware corporation; and


             (i) the Surviving Corporation will thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations;

             (ii) all debts due to either of the  Constituent  Corporations,  on whatever account, all causes in action and all other things belonging to either of the Constituent Corporations will, except as otherwise set forth herein, be taken and deemed to be transferred to and will be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and

            (iii) all  rights  of  creditors  and all  liens,  if any,  upon any property of any of the Constituent Corporations will be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Time of the Merger, and all debts, liabilities and duties of the
                  Constituent Corporations will thenceforth attach to the Surviving Corporation.

       (b) Effective  Time of the Merger.  At the Effective  Time of the Merger,
       (i) the Certificate of Incorporation and the Bylaws of the Company, as existing and in effect immediately prior to the Effective Time of the Merger, will be and remain the Certificate of Incorporation and Bylaws of the Surviving Corporation; (ii) the members of the Board of Directors of the Company holding office immediately prior to the Effective Time of the Merger will remain as the members of the Board of Directors of the Surviving Corporation until their respective successors are elected or appointed and qualified (if on or after the Effective Time of the Merger a vacancy exists on the Board of Directors of the Surviving Corporation, such vacancy may thereafter be filled in a manner provided by applicable law and the Bylaws of the Surviving Corporation); and (iii) until the Board of Directors of the Surviving Corporation otherwise determines, all persons who hold offices of the Company at the Effective Time of the Merger will continue to hold the same offices of the Surviving Corporation.

       (c) Conversion of Securities. At the Effective Time of the Merger and without any action on the part of CMI, Merger Sub, the Company or the holders of any of the securities of any of these corporations, each of the following will occur:

              (i) The outstanding shares of capital stock of the Company will be converted into the right to receive shares of common stock, par value $0.001 per share, of CMI ("CMI Common Stock"). Each one (1) share of Company Common Stock issued and outstanding immediately prior to the Effective Time of the Merger will be converted into the right to receive
                   4.4919378 shares of CMI Common Stock. No fraction of any share of CMI Common Stock will be issued to any former holder of capital stock of the Company; rather, the number of shares of CMI Common Stock otherwise issuable, if other than a whole number, will be rounded to the nearest whole number. The holders of such certificates previously evidencing shares of Company Common Stock outstanding immediately prior to the Effective Time of the Merger will cease to have any rights with respect to such shares of the Company's common stock except as otherwise provided herein or by law.

             (ii) Any shares of the Company capital stock held in the treasury of the Company immediately prior to the Effective Time of the Merger will automatically be canceled and extinguished without any conversion thereof and no payment will be made with respect thereto. At the Effective Time of the Merger, the stock transfer books of the Company will be closed and thereafter, there will be no further registration of transfers on the stock transfer books of the Surviving Corporation of any shares of capital stock of the Company which were outstanding immediately prior to the Effective Time.

             (iii) Each  holder of an option (a  "Company  Option")  to purchase
                   Company Common Stock granted prior to the Effective Time of the Merger pursuant to the Company's Stock Option Plan (the "Company Option Plan") or otherwise will receive from CMI at the Closing, in exchange for a written instrument executed by him canceling by its terms all of the Company Options held by him at the Closing, a duly executed Option Agreement (a "CMI Option Agreement") evidencing the grant to said holder, pursuant to the CMI Stock Incentive Plan (as defined herein), of an option (each, a "CMI Option") to acquire one (1) share of CMI Common Stock for every one (1) share of Company Common Stock for which the Company Option is exercisable, on economic and contractual terms substantially and materially similar to the terms and conditions of said Company Option prior to such conversion, and substantially in the form of Exhibit "C" attached hereto.

             (iv) Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time of the Merger will remain in existence as one share of common stock of the Surviving Corporation, which will be owned by CMI.

             (v) The 4,991,042 shares of CMI Common Stock issued and outstanding immediately prior to the Merger will remain issued and outstanding after the Effective Time of the Merger.

       (d) Restricted Securities.
           ----------------------

             (i) None of (i) the shares of CMI Common Stock into which the shares of capital stock of the Company are to be converted, or (ii) the CMI Options will, at the Effective Time of the Merger, be registered under the Securities Act of 1933, as amended (the "Securities Act") but, rather, will be deemed to have been issued pursuant to an exemption therefrom (subject to the satisfaction of certain other terms and conditions hereof) and will be considered "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. All shares of CMI Common Stock will bear a legend worded substantially as follows:

                         "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

             (ii) At the Closing, CMI will direct its transfer agent to record, as soon as practicable after the Closing, the issuance of CMI Common Stock to the holders of the Company's capital stock pursuant to the provisions set forth above. The transfer agent will annotate its records to reflect the restrictions on transfer embodied in the legend set forth above. There will be no requirement of CMI to register under the Securities Act the CMI Common Stock in connection with the Merger.

       (e)   Other Matters.
             --------------

             (i) Immediately prior to the Effective Time of the Merger, the Company will have no more than 10,000,000 shares of Company Common Stock issued and outstanding. Immediately prior to the Effective Time of the Merger, CMI will have no more than 4,991,042 shares of CMI Common Stock and no other series of capital stock issued and outstanding.

             (ii) From and after the Closing and with a view to making available to holders of CMI Common Stock the benefits of Rule 144 of the Securities Act or any other similar rule or regulation of the Securities and Exchange Commission ("SEC"), CMI will take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereafter in effect) with respect to CMI Common Stock and furnish to any holder of CMI Common Stock forthwith, upon request, a written statement by CMI as to its compliance with the reporting requirements of Rule 144, a copy of the most recent annual or quarterly report of CMI as filed with the SEC and such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a holder to sell any such CMI Common Stock without registration, upon satisfaction of all applicable provisions of Rule 144. CMI agrees to facilitate and expedite transfers of the shares of CMI Common Stock pursuant to Rule 144 under the Securities Act, which efforts will include timely notice to its transfer agent to expedite such transfers of such shares.

             (iii) At the  Closing,  the  then  existing  directors  of CMI will nominate and elect to the CMI Board of Directors those persons designated by the Company, and CMI will cause all of the persons then serving as directors and officers of CMI immediately prior to the Closing to resign from all of their respective positions with CMI, effective immediately upon the Closing.

              (iv) If, at any time  after the  Closing,  any  further  action is necessary or desirable to carry out the purposes of this Agreement, the officers and directors of CMI are hereby fully authorized to take, and will use their reasonable efforts to take, all such lawful and necessary action.

              (v) The Company has entered into that certain Registration Rights Agreement with one or more of its shareholders that provides certain limited "piggy back" registration rights relating to 10,000,000 shares of the Company's common stock, which number does not take into consideration the conversion into CMI Common Stock under the terms Section 2(c) of this Agreement. Contemporaneous with the Closing of this Agreement, the Company agrees to assign all of its rights, duties and obligations under the Registration Rights Agreement to CMI and CMI agrees to accept such assignment and to assume and fulfill all of the terms, conditions and obligations of the Company set forth in the Registration Rights Agreement as they may apply to CMI Common Stock following the Closing of this Agreement.

              (vi) CMI acknowledges the existence of certain convertible debt of the Company, which debt is to be convertible into 10,469,600 shares of CMI Common Stock following the Closing of this Agreement. CMI agrees to facilitate the conversion of the debt into the 10,469,600 shares of CMI Common Stock and to provide to the holder of such shares certain limited "piggy back" registration rights relating to no more than 20% of those shares and which registration rights will be identical to those set forth in the Registration Rights Agreement between the Company and TI.

             (vii) CMI  acknowledges   the  existence  of certain  common  stock
                   warrants held by SBI USA, LLC providing for the right to purchase shares of the Company's common stock. CMI agrees to assume the obligations of the warrants and will facilitate the conversion of the warrants into a maximum of 2,250,000 shares of CMI Common Stock following the Closing of this Agreement and pursuant to the terms and conditions of the warrant agreement between SBI USA, LLC and the Company.

       SECTION 3 Delivery of Shares. On or as soon as practicable after the Effective Time of the Merger, the Company will use reasonable efforts to cause all holders of the Company's capital stock (the "Company Stockholders") to surrender to CMI's transfer agent for cancellation certificates representing their shares of the Company's capital stock, against delivery of certificates representing the shares of CMI Common Stock for which the Company's capital stock is to be converted in the Merger pursuant to Section 2 hereof. Until surrendered and exchanged as herein provided, each outstanding certificate which, prior to the Effective Time of the Merger, represented Company capital stock, will be deemed for all corporate purposes to evidence ownership of the same number of shares of CMI Common Stock into which the shares of the Company capital stock represented by such Company certificate will have been so converted.

       SECTION 4 Representations of the Company. The Company hereby represents and warrants as follows, which warranties and representations will also be true as of the Effective Time of the Merger:

       (a) As of the date hereof, excluding the Company Options, the total number of shares of Company Common Stock issued and outstanding is 10,000,000. As of the date hereof, the total number of Company Options issued and outstanding is no more than 4,950,000.

       (b) The Company Common Stock constitutes duly authorized and validly issued shares of capital stock of the Company. All shares are fully paid and nonassessable.

       (c) The audited financial statements of the Company as of and for the year ended December 31, 2004 and unaudited interim financial statements of the Company for the period ended June 30, 2005, which have been delivered to CMI, or will be delivered prior to the Closing (hereinafter referred to as the "Company Financial Statements"), fairly present the financial condition of the Company as of the dates thereof and the results of its operations for the periods covered thereby. Other than as set forth in any schedule or exhibit attached hereto, and except as may otherwise be set forth or referenced herein, there are no material liabilities or obligations, either fixed or contingent, not disclosed or referenced in the Company Financial Statements or in any exhibit or notes thereto other than contracts or obligations occurring in the ordinary course of business since June 30, 2005; and no such contracts or obligations occurring in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of the Company as reflected in the Company Financial Statements. The Company has, or will have at the Closing, good title to all assets, properties or contracts shown on the Company Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record.

       (d) Except as disclosed in writing to CMI, since June 30, 2005, there have not been any material adverse changes in the financial position of the Company except changes arising in the ordinary course of business, which changes will not materially and adversely affect the financial position of the Company.

       (e) The Company is not a party to any material pending litigation or, to the knowledge of its executive officers (herein, the "Company's Knowledge"), any governmental investigation or proceeding, not reflected in the Company Financial Statements, and, to the Company's Knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened in writing against the Company.

       (f) Neither the Company nor any of its officers, employees or agents, nor any other person acting on behalf of the Company has, to the Company's knowledge, directly or indirectly, within the past five years, given or agreed to give any gift or similar benefit to any person who is or may be in a position to help or hinder the Company's business, or assist it in connection with any actual or proposed transaction, which (i) might subject it to any material damage or penalty in any action or which might have a material effect on the Company or its assets and properties, (ii) if not given in the past, might have had a material effect on the Company's business or its assets and properties, or (iii) if not continued in the future, might have a material effect on the Company's business or its assets and properties or subject it to suit or penalty in any action.

       (g) The Company is in good standing in its state of incorporation, and is in good standing and duly qualified to do business in each state where required to be so qualified, except where the failure to so qualify would have no material adverse effect on the business, financial condition or results of operations of the Company.

       (h) The Company has, or by the Effective Time of the Merger will have, filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed in the ordinary course of business and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Effective Time of the Merger.

       (i) The Company has not, to the Company's knowledge, materially breached any material agreement to which it is a party. The Company has previously given CMI copies of or access to all material contracts, commitments and/or agreements to which the Company is a party.

       (j) The Company has the requisite corporate power and authority to enter into this Agreement together with such other agreements and documents requisite to this Agreement (the "Transaction Documents") to which it is a party and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been, or will prior to the Closing and the Effective Time of the Merger be, duly authorized by the Company's Board of Directors and by the Company's stockholders (if necessary). The execution of this Agreement and other Transaction Documents does not materially violate or breach any material agreement or contract to which the Company is a party, and the Company, to the extent required, has, or will have by Closing, obtained all necessary approvals or consents required by any agreement to which the Company is a party. The execution and performance of this Agreement and other Transaction Documents will not violate or conflict with any provision of the Company's Certificate of Incorporation in effect as of the date hereof, or Bylaws of the Company.

       (k) Information regarding the Company, which has been delivered by the Company to CMI for use in connection with the Merger is, to the Company's Knowledge, true and accurate in all material respects.

       (l) To the Company's Knowledge, the Company has and at the Closing will have, disclosed in writing to CMI all events, conditions and facts materially affecting the business, financial conditions (including any liabilities, contingent or otherwise) or results of operations of the Company.

       (m) All information regarding the Company which has been provided to CMI by the Company or set forth in any document or other communication, disseminated to any former, existing or potential Company Stockholders, or to the public or filed with any state or federal securities regulators or authorities is, to the Company's Knowledge, true, complete, accurate in all material respects.

       (n) To the Company's Knowledge the Company is and has been in compliance with, and the Company has conducted any business previously owned or operated by it in compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations and environmental laws and regulations, except where such noncompliance has and will have, in the aggregate, no material adverse effect. The Company has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or threatened claims in connection therewith.

       (o) To the Company's Knowledge without limiting the foregoing, (i) the Company and any other person or entity for whose conduct the Company is legally held responsible are and have been in material compliance with all applicable federal, state, regional, local laws, statutes, ordinances, judgments, rulings and regulations relating to any matters of pollution, protection of the environment, health or safety, or environmental regulation or control, and (ii) neither the Company nor any other person for whose conduct the Company is legally held responsible has manufactured, generated, treated, stored, handled, processed, released, transported or disposed of any hazardous substance on, under, from or at any of the Company's properties or in connection with the Company's operations.

       (p) Except as and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against it as to amount in the latest balance sheet contained in the Company Financial Statements, there is no basis for any assertion against the Company of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes (including e-commerce sales or other taxes), interest, penalties and other charges payable with respect thereto. Neither the execution and delivery of this Agreement or other Transaction Documents to which it is a party, nor the consummation of the transactions contemplated hereby or thereby will

             (i) result in any payment (whether severance pay, unemployment compensation or otherwise) becoming due from the Company to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of the Company;

             (ii) increase any benefits otherwise payable to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of the Company; or

             (iii) result in the  acceleration of the time of payment or vesting of any such benefits.

       (q) To the Company's Knowledge, no aspect of the Company's past or present business, operations or assets is of such a character as would restrict or otherwise hinder or impair the Company from carrying on the business of the Company as it is presently being conducted by the Company.

       (r) Except as disclosed to CMI in writing, to the Company's Knowledge the Company has no Material Contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects, or otherwise. For purposes of this Section 4, "Material Contract" means payment or performance of a contract, commitment, arrangement or understanding in the ordinary course of business, which is expected to involve payments from the Company to any third party in excess of $100,000.

       (s) To the Company's Knowledge, no representation or warranty by the Company contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to, or in connection with, the provisions hereof contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. To the Company's Knowledge, there is no current or prior event or condition of any kind or character pertaining to the Company that may reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company. Except as specifically indicated elsewhere in this Agreement, all documents delivered by the Company in connection herewith have been and will be complete originals, or exact copies thereof.

       (t) To the Company's Knowledge, all information to be supplied by it in writing, specifically for inclusion or incorporation by reference in the definitive Information Statement to be filed with the SEC by CMI and disseminated by CMI to its stockholders (the "Information Statement"), will not, at the time the Information Statement is so disseminated, or at any time it is amended or supplemented thereafter, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

       SECTION 5 Representations of CMI and Merger Sub. CMI and Merger Sub hereby jointly and severally represent and warrant as follows, each of which representations and warranties will also be true as of the Effective Time of the
Merger:

       (a) As of the date hereof and the Effective Time of the Merger, the shares of CMI Common Stock to be issued and delivered to the security holders of the Company hereunder and in connection herewith will, when so issued and delivered, constitute duly authorized, validly and legally issued, fully-paid, nonassessable shares of CMI capital stock, free of all liens and encumbrances.

       (b) Each of CMI and Merger Sub has the requisite corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) have been or prior to the Closing and the Effective Time of the Merger will be duly authorized by the respective Boards of Directors of CMI and Merger Sub and by CMI as the sole stockholder of Merger Sub; and (ii) except as set forth in Section 7(e) hereof, do not have to be approved or authorized by the stockholders of CMI. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which CMI or Merger Sub is a party or to which it is otherwise subject and will not violate any judgment, decree, order, writ, law, rule, statute, or regulation applicable to CMI, Merger Sub or their properties. The execution and performance of this Agreement will not violate or conflict with any provision of the respective Certificates of Incorporation or Bylaws of either CMI or Merger Sub.

       (c) CMI has delivered to the Company a true and complete copy of its audited financial statements for the fiscal years ended December 31, 2004, and 2003, and unaudited financial statements for the six-month period ended June 30, 2005 (the "CMI Financial Statements"). The CMI Financial Statements are complete, accurate and fairly present the financial condition of CMI as of the dates thereof and the results of its operations for the periods then ended. There are no material liabilities or obligations either fixed or contingent not reflected therein. The CMI

       Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of CMI as of the dates thereof and the results of its operations and changes in financial position for the periods then ended. CMI agrees to provide updated quarterly financial statements as required by the SEC. Merger Sub has no financial statements because it was recently formed solely for the purpose of effectuating the Merger and it has been, is and will remain inactive except for purposes of the Merger and it has no assets, liabilities, contracts or obligations of any kind other than as incurred in the ordinary course in connection with its incorporation in Nevada. CMI has no subsidiaries or affiliates except for Merger Sub and Merger Sub has no subsidiaries or affiliates.

       (d) Since June 30, 2005, there have not been any material adverse changes in the business, financial condition or results of operation of CMI. At the Closing, neither CMI nor Merger Sub will have any material assets and neither such corporation now has, nor will it have, any liabilities of any kind other than those reflected in the most recent balance sheet set forth in the CMI Financial Statements and any costs or liabilities incurred in connection with the Merger (which costs and liabilities, including those liabilities reflected in the most recent balance sheet set forth in the CMI Financial Statements, collectively will be paid in full by CMI prior to or at the Closing so that at Closing, CMI has no outstanding liabilities).

       (e) Neither CMI nor Merger Sub is a party to, or the subject of, any material pending litigation, claims, or governmental investigation or proceeding not reflected in the CMI Financial Statements, and to the knowledge of the executive officers of CMI (herein "CMI's Knowledge"), there are no lawsuits, claims, assessments, investigations, or similar matters, threatened in writing against Merger Sub, CMI, or the management or properties of CMI or Merger Sub.

       (f) CMI and Merger Sub are each duly organized, validly existing and in good standing under the laws of the jurisdiction of their respective incorporation; each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact. Neither corporation is required to be qualified to do business in any state other than the State of Nevada.

       (g) CMI and Merger Sub have filed all federal, state, county and local income, excise, property and other tax, governmental and/or other returns, forms, filings, or reports, which are due or required to be filed by it prior to the date hereof and have paid or made adequate provision in the CMI Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns, filings or reports or pursuant to any assessments received. Neither CMI nor Merger Sub is delinquent or obligated for any tax, penalty, interest, delinquency or charge and there are no tax liens or encumbrances applicable to either corporation.

       (h) As of the date of this Agreement, CMI's authorized capital stock consists solely of 12,500,000 shares of CMI Common Stock, $0.001 par value, of which 4,991,042 shares are presently issued and outstanding. Prior to the Closing, CMI will have outstanding 4,991,042 shares of common stock and no shares of preferred stock. Prior to the Closing, CMI will amend its Certificate of Incorporation to increase its authorized capitalization to 100 million shares of common stock, par value $0.001 per share, and 10 million shares of "blank check" preferred stock. Merger Sub's capitalization consists solely of 1,000 authorized shares of $0.001 par value common stock ("Merger Sub's Common Stock"), of which 1,000 shares are outstanding, all of which are owned by CMI, free and clear of all liens, claims and encumbrances. All outstanding shares of capital stock of CMI and Merger Sub are, and will be at the Closing, duly authorized, validly issued, fully paid and nonassessable. There are no existing options, calls, claims, warrants, preemptive rights, registration rights or commitments of any character relating to the issued or unissued capital stock or other securities of either CMI or Merger Sub.

       (i) The financial records, minute books, and other documents and records of CMI and Merger Sub have been made available to the Company prior to the Closing. The records and documents of CMI and Merger Sub that have been delivered to the Company constitute all of the material records and documents of CMI and Merger Sub that they are aware of or that are in their possession or in the possession of CMI or Merger Sub.

       (j) Neither CMI nor Merger Sub has breached any material agreement to which it is a party. Prior to the Closing, CMI will have given to the Company copies or access to all material contracts, commitments and/or agreements to which CMI is a party. There are no currently existing agreements with any affiliates, related or controlling persons or entities.

       (k) CMI has complied with all provisions relating to the issuance of shares and for the registration thereof under the Securities Act, or appropriate exemption from registration therefrom. There are no outstanding, pending or threatened stop orders or other actions or investigations relating thereto involving federal and state securities laws.

       (l) CMI currently has no employees, consultants or independent contractors other than its attorneys, accountants and transfer agent. Edward F. Cowle, Geoff Williams and Jim Ruzicka are, and will be, the sole directors and sole executive officers of CMI, and Geoff Williams and Jim Ruzicka are the sole directors and sole executive officers of Merger Sub.

       (m) CMI and Merger Sub have, and at the Closing will have, disclosed in writing to the Company all events, conditions and facts materially affecting the business, financial conditions, including any liabilities, contingent or otherwise, or results of operations of either CMI or Merger Sub, since January 1, 2005.

       (n) CMI was originally organized for the purposes of, and with a specific plan for the ownership and operations of mining claims. Subsequently, CMI revised its business to seeking potential operating businesses and business opportunities with the intent to acquire or merge with such businesses.

       (o) All information regarding CMI which has been provided to the Company by CMI, or set forth in any document or other communication, disseminated to any former, existing or potential stockholders of CMI, to the public or filed with the SEC or any state securities regulators or authorities, is true, complete, accurate in all material respects, not misleading, and was and is in full compliance with all securities laws and regulations. Without limiting the generality of the foregoing, CMI has filed all required reports, schedules, forms, statements and other documents with the SEC since the filing of its registration statement on Form 10-SB on July 3, 2003, including all filed reports, schedules, forms, statements and other documents whether or not required (the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. Except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document, none of the SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents are true and complete and comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.

       (p) CMI is and has been in compliance with, and CMI has conducted any business owned or operated by it in compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations, including, but not limited to, the Sarbanes-Oxley Act of 2002, and environmental laws and regulations, except where such noncompliance has and will have, in the aggregate, no material adverse effect. CMI has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or threatened claims in connection therewith. CMI has never conducted any operations or engaged in any business transactions of a material nature other than as set forth in the reports CMI has previously filed with the SEC.

       (q) The certificates of the Chief Executive Officer and Chief Financial Officer of CMI required by Rules 13a-14 and 15d-14 of the Exchange Act or
       Section 906 of the Sarbanes-Oxley Act of 2002 with respect to the SEC Documents, as applicable, are true and correct as of the date of this Agreement as they relate to a particular SEC Document, as though made as of the date of this Agreement. The Company has established and maintains disclosure controls and procedures, has conducted the procedures in accordance with their terms and has otherwise operated in compliance with the requirements under Rules 13a-15 and 15d-15 of the Exchange Act.

       (r) Except as and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against as to amount in the latest balance sheet contained in the CMI Financial Statements, there is no basis for any assertion against CMI of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes, including e-commerce sales or other taxes, interest, penalties and other charges payable with respect thereto. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will

              (i) result in any payment, whether severance pay, unemployment compensation or otherwise, becoming due from CMI to any person or entity, including without limitation any employee, director, officer;

              (ii) increase  any  benefits  otherwise  payable  to any person or entity, including without limitation any employee, director, officer or affiliate; or

             (iii) result in the  acceleration of the time of payment or vesting of any such benefits.

       (s) No aspect of CMI's business, operations or assets is of such a character as would restrict or otherwise hinder or impair CMI from carrying on the business of CMI as it is presently being conducted by CMI.

       (t) Other than retention of accountants, attorney, and transfer agent, CMI has no other contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects or otherwise.

       (u) None of CMI, Merger Sub or any other affiliate thereof has or maintains any employee benefit, bonus, incentive compensation, profit-sharing, equity, stock bonus, stock option, stock appreciation rights, restricted stock, other stock-based incentive, executive compensation agreement, employment agreement, deferred compensation, pension, stock purchase, employee stock ownership, savings, pension, retirement, supplemental retirement, employment related change-in-control, severance, salary continuation, layoff, welfare
       (including, without limitation, health, medical, prescription, dental, disability, salary continuation, life, accidental death, travel accident, and other insurance), vacation, holiday, sick leave, fringe benefit, or other benefit plan, program, or policy, whether qualified or nonqualified and any trust, escrow, or other agreement related thereto, covering any present or former employees, directors, or their respective dependents.

       (v) No representation or warranty by CMI or Merger Sub contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to or in connection with the provisions hereof, contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. There is no event or condition of any kind or character pertaining to CMI that may reasonably be expected to have a material adverse effect on CMI or its subsidiaries. Except as specifically indicated elsewhere in this Agreement, all documents delivered by CMI in connection herewith have been and will be complete originals, or exact copies thereof.

       SECTION 6 Closing. The Closing of the transactions contemplated herein will take place on such date (the "Closing") as mutually determined by the parties hereto, but no later than five (5) days after all conditions precedent have been satisfied or waived and all required documents have been delivered. The parties will use their reasonable commercial efforts to cause the Closing to occur on or before November 15, 2005. The "Effective Time of the Merger" will be that date and time specified in the Certificate of Merger as the date on which the Merger will become effective.

       SECTION 7 Actions Prior to Closing.

       (a) Prior to the Closing, the Company on the one hand, and CMI and Merger Sub on the other hand, will be entitled to make such investigations of the assets, properties, business and operations of the other party and to examine the books, records, tax returns, financial statements and other materials of the other party as such investigating party deems necessary in connection with this Agreement and the transactions contemplated hereby. Any such investigation and examination will be conducted at reasonable times and under reasonable circumstances, and the parties hereto will cooperate fully therein. The representations and warranties contained in this Agreement will not be affected or deemed waived by reason of the fact that either party hereto discovered or should have discovered any representation or warranty is or might be inaccurate in any respect. Until the Closing, the parties hereto and their respective affiliates will keep confidential and will not use in any manner inconsistent with the transactions contemplated by this Agreement any information or documents obtained from the other concerning its assets, properties, business or operations (the "Confidential Information"). For the purpose of this Agreement, the party disclosing such Confidential Information is referred to as the "Discloser," and the party receiving such Confidential Information is referred to as the "Recipient." If the Closing will not occur for any reason (including, without limitation, pursuant to a termination of this Agreement), the parties hereto and their respective affiliates will not disclose, nor use for their own benefit, any such Confidential Information obtained from the other, in either case.


       (i) Confidential Information shall not include any information of that:

           A. is already known to Recipient at time of its disclosure as proven by documentary evidence;
           B. is or becomes publicly known through no wrongful act of Recipient;

           C.  is  independently  developed by or on behalf of  Recipient;  or
           D. is received from a third party whose disclosure does not violate a confidentiality obligation.

      (ii) Required Disclosure. In the event Recipient is required by law, regulation or legal or administrative process to disclose any Discloser Confidential Information, Recipient shall promptly notify Discloser in writing so that a protective order or other appropriate remedy may be sought by Discloser. Recipient agrees to furnish only that portion of Confidential Information that is legally required and to cooperate with Discloser, at Discloser's expenses and request, in seeking such a protective order;

     (iii) Return of Confidential Information. If the Closing will not occur for any reason (including, without limitation, pursuant to a termination of this Agreement), Confidential Information is and shall remain the Discloser's sole and exclusive property and no license or right to Confidential Information is granted hereby except as specifically provided herein. Any and all Confidential Information disclosed in tangible form, including information incorporated into computer software or held in electronic storage media, shall upon termination of this Agreement be returned to Discloser or destroyed promptly and shall not be thereafter retained in any form by Recipient or its Representatives. Notwithstanding termination or expiration of this Agreement or any return of Confidential Information, all rights and obligations of the parties under this Agreement as to any particular Confidential Information shall survive until the fourth anniversary of the disclosure of that Confidential Information.

      (iv) Specific Performance. The parties acknowledge Confidential Information is valuable and unique and that disclosure in breach of this Agreement will result in irreparable harm to Discloser. The parties agree that, in the event of a breach or threatened breach of the terms of this Agreement, Discloser shall be entitled to specific performance and/or an injunction prohibiting any such breach. Any such relief shall be in addition to and not in lieu of any monetary damages or other remedies that may be available.

       (b) Prior to the Closing, any written news releases or public disclosure by either party pertaining to this Agreement will be submitted to the other party for its review and approval prior to such release or disclosure, provided, however, that

             (i)   such approval will not be unreasonably withheld, and

             (ii) such review and approval will not be required of disclosures required to comply, in the judgment of counsel, with federal or state securities or corporate laws or policies.

       (c) Prior to the Effective Time of the Merger, CMI will amend its Certificate of Incorporation (i) to increase its authorized capitalization to 100 million shares of common stock, par value $0.001 per share, and 10 million shares of "blank check" preferred stock, and
       (ii) to change CMI's corporate name to NaturalNano, Inc.

       (d) Except as contemplated by this Agreement, there will be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of CMI Common Stock after the date hereof and there will be no dividends or other distributions paid on CMI's Common Stock after the date hereof, in each case through and including the Effective Time of the Merger. CMI and Merger Sub will conduct no business activities prior to the Closing other than in the ordinary course of business or as may be necessary in order to consummate the transactions contemplated hereby.

       (e) CMI, acting through its Board of Directors, will, in accordance with applicable law give notice of and submit for action by written consent of its stockholders;

             (i) an amendment to its Certificate of Incorporation to increase the authorized capitalization of CMI to 100 million shares of common stock and 10 million shares of "blank check" preferred stock;

             (ii) a proposal to adopt a stock option plan and allocate 7,000,000 shares of CMI common stock to the plan (the "CMI Stock Incentive Plan"); and

             (iii) an amendment to its  Certificate of  Incorporation  to change
                   CMI's corporate name to NaturalNano, Inc.

       (f) CMI will use its reasonable best efforts to obtain the written consent discussed in Section 7(e) above as soon as practicable after the execution of this Agreement and, as promptly as practicable thereafter;

             (i) prepare and file with the SEC a preliminary Information Statement relating to the matters stated above;

             (ii) use its reasonable best efforts to obtain and furnish the information required by the SEC to be included in the definitive Information Statement; and,
             (iii) after  consultation  with  counsel  to the  Company,  respond promptly to any comments made by the SEC with respect to the preliminary Information Statement and cause the Information Statement to be mailed to its stockholders as promptly as practicable following clearance from the SEC and at least 20 days prior to effecting the actions to be taken by written consent set forth in Section (7)(e) above.

       (g) The Company will provide to CMI any information for inclusion in the Information Statement which may be required under applicable law and which is reasonably requested by CMI. Each of the Company, CMI and Merger Sub, respectively, agree promptly to correct any information provided by any of them for use in the Information Statement if, and to the extent that, such information will have become false or misleading in any material respect and CMI further agrees to take all necessary steps to cause the Information Statement as so corrected to be filed with the SEC and to be disseminated to its stockholders to the extent required by applicable federal securities laws.

       (h) CMI hereby represents and warrants that the information supplied or to be supplied by CMI for inclusion or incorporation by reference in (i) the Information Statement and (ii) the Other Filings (as defined below) will, at the respective times filed with the SEC and, in the case of the Information Statement as of the date it or any amendment or supplement thereto is mailed to stockholders, not contain any untrue statement of a fact or omit to state any fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Information Statement will comply as to form in all respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company hereby represents and warrants that the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Information Statement or Other Filings will, at the respective times filed with the SEC and, in addition, in the case of the Information Statement, as of the date it or any amendment or supplement thereto is mailed to stockholders, not contain any untrue statement of a fact or omit to state any fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

       (i) As soon as practicable following the date hereof and following the Effective Time of the Merger, each of CMI and the Company will properly prepare and file any other filings required under the Exchange Act or any other federal, state or foreign law relating to the Merger (collectively, the "Other Filings").

       (j) Except as required by law, CMI and Merger Sub will not voluntarily take any action that would, or that is reasonably likely to, result in any of the conditions to the Merger not being satisfied. Without limiting the generality of the foregoing CMI and Merger Sub will not take any action that would result in (i) any of its representations and warranties set forth in this Agreement that are qualified as to materiality becoming untrue or (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect.

       (k) The CMI Common Stock will continue to be approved for quotation on the OTC Bulletin Board and CMI will have continued to satisfy throughout the period from the date hereof through the Closing Date (i) its filing requirements under Section 13 of the Exchange Act and (ii) the requirements of Rule 15c2-11 as promulgated by the SEC under the Exchange Act.

       SECTION 8 Conditions Precedent to the Obligations of the Company. All obligations of the Company under this Agreement to effect the Merger and the other transactions contemplated hereby are subject to the fulfillment, prior to or as of the Closing and/or the Effective Time of the Merger, as indicated below, of each of the following conditions:

       (a) The representations and warranties by or on behalf of CMI and Merger Sub contained in this Agreement, or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith, will be true at and as of the Closing and Effective Time of the Merger as though such representations and warranties were made at and as of such time.

       (b) CMI and Merger Sub will have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing. No preliminary or permanent injunction or other order, decree or ruling issued by a court or other governmental authority of competent jurisdiction nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority of competent jurisdiction will be in effect which would have the effect of (i) making the consummation of the Merger illegal, or (ii) otherwise prohibiting the consummation of the Merger.

       (c) On or before the Closing, the directors of CMI and Merger Sub, and CMI as sole stockholder of Merger Sub, will have approved in accordance with applicable provisions of the NRS the execution and delivery of this Agreement and the consummation of the transactions contemplated herein, and will have approved the Restated Certificate and the CMI Stock Incentive Plan and submitted the same for approval by the stockholders of CMI as required.

       (d) On or before the Closing, CMI and Merger Sub will have delivered certified copies of resolutions of the sole stockholder and directors of Merger Sub and of the directors of CMI approving and authorizing: (i) the execution, delivery and performance of this Agreement and all necessary and proper actions to enable CMI and Merger Sub to comply with the terms of this Agreement; (ii) the election of the Company's nominees to the Board of Directors of CMI and all matters outlined or contemplated herein; (iii) the submission of the amendment to the Certificate of Incorporation and the CMI Stock Incentive Plan to the stockholders of CMI; and (iv) the filing of the amendment to the Certificate of Incorporation upon approval thereof.

       (e) Each of the Company Stockholders will have delivered to CMI a letter commonly known as an "investment letter" agreeing that the shares of CMI Common Stock to be issued in the Merger are, among other things, (i) being acquired for investment purposes and not with a view to public resale, (ii) are being acquired for the investor's own account, (iii) that the investor is an "accredited investor" as defined under Regulation D of the Securities Act, and (iv) that the shares of CMI Common Stock are restricted and may not be resold, except in reliance of an exemption under the Act.

       (f) The Merger will be permitted by applicable state law and otherwise and CMI will have sufficient shares of its capital stock authorized to complete the Merger at the Effective Time and the transactions contemplated hereby.

       (g) The amendment to the Certificate of Incorporation and CMI Stock Option Incentive Plan will have been approved by the requisite vote of the stockholders of CMI, acting by written consent in lieu of a special meeting thereof, and the amendment to the Certificate of Incorporation will have been filed in accordance with the applicable requirements of the NRS. (h) At Closing, all of the directors and officers of CMI and Merger Sub will have resigned in writing from their positions as directors and officers of CMI and Merger Sub, respectively, effective upon the election and appointment of the Company nominees, and the directors of CMI will have taken such action as may be deemed necessary or desirable by the Company regarding such election and appointment of the Company nominees.

       (i) At the Closing, all instruments and documents delivered by CMI or Merger Sub, including to the Company Stockholders pursuant to the provisions hereof, will be reasonably satisfactory to legal counsel for the Company.

       (j) The capitalization of CMI and Merger Sub will be the same as described in Section 5(h) above and will reflect the effectiveness of the amendment to the Certificate of Incorporation increasing CMI's authorized capitalization.

       (k) The shares of CMI Common Stock to be issued to the Company Stockholders at Closing will be validly issued, nonassessable and fully paid under the applicable provisions of the NRS and will be issued in a nonpublic offering in compliance with all federal, state and applicable securities laws.
       (l) The Company will have received all necessary and required approvals and consents from required parties and from its stockholders.

       (m) At the Closing, CMI and Merger Sub will have delivered to the Company an opinion of CMI's legal counsel dated as of the Closing to the effect that:

             (i) Each of CMI and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

             (ii) This Agreement has been duly authorized, executed and delivered by CMI and Merger Sub and is a valid and binding obligation of CMI and Merger Sub enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity;

             (iii) CMI and Merger Sub each through its Board of Directors and/or stockholders, as required, have taken all corporate action necessary for performance under this Agreement;

             (iv) The documents executed and delivered to the Company and the Company Stockholders hereunder are valid and binding in
                   accordance   with  their   terms  and  vest  in  the  Company
                   Stockholders all right, title and interest in and to the shares of CMI's Common Stock to be issued pursuant to Section 2 hereof, and the shares of CMI Common Stock when issued will be duly and validly issued, fully paid and nonassessable; and

             (i) CMI and Merger Sub each has the corporate power to execute, deliver and perform its respective obligations under this Agreement;

       (n) The Company will have completed its financial and legal due diligence investigation of CMI with results thereof satisfactory to the Company in its sole discretion.


       Section 9 Conditions Precedent to the Obligations of CMI and Merger Sub. All obligations of CMI and Merger Sub under this Agreement are subject to the fulfillment, prior to or at the Closing and/or the Effective Time of the Merger, of each of the following conditions:

       (a) The representations and warranties by the Company contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith, will be true at and as of the Closing and the Effective Time of the Merger as though such representations and warranties were made at and as of such times.

       (b) The Company will have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

       (c) On or before the Closing, the directors of the Company will have approved in accordance with applicable state corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and will have submitted the same to the stockholders of the Company.

       (d) On or before the Closing Date, the Company will have delivered certified copies of resolutions of the stockholders and directors of the Company approving and authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and authorizing all of the necessary and proper action to enable the Company to comply with the terms of this Agreement.

       (e) The Merger will be permitted by applicable state law and otherwise.

       (f) At the Closing, all instruments and documents delivered by the Company pursuant to the provisions hereof will be reasonably satisfactory to legal counsel for CMI.

       (g) The  capitalization  of the Company  will be the same as described in
       Section 4(a) hereof.

       (h) CMI will have received all necessary and requisite approvals and consents from required parties and from its stockholders, and this Agreement and the Merger will have been adopted and approved by the requisite vote of the Company Stockholders.

       (i) At the Closing, the Company will have delivered to CMI an opinion of the Company's legal counsel dated as of the Closing to the effect that:

             (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

             (ii) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

             (iii) The Company,  through its Board of Directors and stockholders has taken all corporate action necessary for performance under this Agreement; and

             (iv) The Company has the corporate power to execute, deliver and perform under this Agreement.

       (j) CMI will have an exemption from registration under the Securities Act and the securities laws of the state of Delaware and the various states of residence of the Company Stockholders for issuance of the shares of CMI Common Stock to be issued to the Company Stockholders in the Merger.

       (k) CMI will have received from the Company Stockholders the investment letters described in Section 8(e) hereof.

       SECTION 10 Survival. The representations and warranties contained in this Agreement and any other document or certificate relating hereto will survive and continue in full force and effect for a period of six months after the Effective Time of the Merger.

       SECTION 11 Nature of Representations. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties, covenants and agreements contained in this Agreement and the other documents delivered at the Closing and not upon any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

       SECTION 12 Documents at Closing. At the Closing, the following documents will be delivered:

       (a) The Company will deliver, or will cause to be delivered, to CMI the following:

             (i) a certificate executed by the President of the Company to the effect that all representations and warranties made by the Company under this Agreement are true and correct as of the Closing and as of the Effective Time of the Merger, the same as though originally given to CMI or Merger Sub on said date and that the Company has performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time of the Merger;
             (ii) a certificate from the state of the Company's incorporation dated within five business days of the Closing to the effect that the Company is in good standing under the laws of said state;

             (iii) such other instruments,  documents and certificates,  if any, as are required to be delivered pursuant to the provisions of this Agreement and the other Transaction Documents;

             (iv) executed copy of the Certificate of Merger for filing in Delaware;

             (v) certified copies of resolutions adopted by the Company Stockholders and the directors of the Company approving the Merger Agreement and other Transaction Documents and authorizing the Merger;

             (vi) the opinion of the Company's counsel as described in Section 9(i) above; and

             (vii) all  other  items,  the  delivery  of  which  is a  condition precedent to the obligations of CMI and Merger Sub, as set forth herein.

       (b) CMI and  Merger  Sub will  deliver  or cause to be  delivered  to the
Company:

             (i) stock certificates representing those securities of CMI to be issued as a part of the Merger as described in Section 2 hereof;

             (ii) a certificate of the President of CMI and Merger Sub, respectively, to the effect that all representations and warranties of CMI and Merger Sub made under this Agreement are true and correct as of the Closing, the same as though originally given to the Company on said date; and that each of CMI and Merger Sub has performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time of the Merger;

             (iii) certified  copies of resolutions  adopted by CMI's and Merger
                   Sub's Board of Directors and Merger Sub's sole stockholder approving the Merger Agreement and authorizing the Merger and all related matters; and certified copies of resolutions adopted by the stockholders of CMI approving the matters described in Section 7(e) above.

             (iv) certificates from the jurisdiction of incorporation of CMI and Merger Sub dated within five business days of the Closing Date that each of said corporations is in good standing under the laws of said state;

             (v) executed copy of the Certificate of Merger for filing in Nevada;

             (vi)  opinion of CMI's counsel as described in Section 8(m) above;

             (vii) such other  instruments  and  documents as are required to be delivered pursuant to the provisions of this Agreement;

            (viii) written  resignation of all  of the officers and directors of
                   CMI and Merger Sub; and

             (ix) all other items, the delivery of which is a condition precedent to the obligations of the Company, as set forth in
                   Section 8 hereof.

       SECTION 13 Finder's Fees. CMI and Merger Sub, jointly and severally, represent and warrant to the Company, and the Company represents and warrants to CMI and Merger Sub, that none of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" or "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby.

       SECTION 14 Additional Covenants. Between the date hereof and the Closing, except with prior written consent of the other party:

       (a) CMI, Merger Sub and the Company will conduct their business only in the usual and ordinary course and the character of such business will not be changed nor will any different business be undertaken;

       (b) No change will be made in the Certificate of Incorporation or Bylaws of CMI, Merger Sub or the Company except as described herein;

       (c) No change will be made in the authorized or issued shares of CMI except as set forth herein;

       (d) Neither CMI nor the Company will discharge or satisfy any lien or encumbrance or obligation or liability, other than current liabilities shown on the financial statements heretofore delivered and current liabilities incurred since that date in the ordinary course of business; and

       (e) CMI will not make any payment or distribution to its stockholders or purchase or redeem any shares or capital stock except as set forth herein.

       SECTION 15 Post-Closing Covenants. After the Closing, the Company will cause CMI to timely file with the SEC a current report on Form 8-K to report the Merger. In addition, for a period of 12 months following the Closing, the Company will cause CMI to use its commercially reasonable efforts to timely file all reports and other documents required to be filed by CMI under the Exchange Act.

       SECTION 16 Termination. This Agreement may be terminated at any time prior to the Effective Time of the Merger, by action taken or authorized by the Board of Directors of the terminating party or parties and, except as provided below, whether before or after approval of the matters presented in connection with the Mergers by the stockholders of CMI or the Company:

       (a) By mutual written consent of CMI and the Company;

       (b) By either CMI or the Company, if the Effective Time of the Merger will not have occurred on or before November 30, 2005 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 16(b) will not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in, the failure of the Effective Time of the Merger to occur on or before the Termination Date;

       (c) By either CMI or the Company if any governmental entity (i) will have issued an order, decree or ruling or taken any other action (which the parties will use their reasonable best efforts to resist, resolve or lift, as applicable), permanently restraining, enjoining or otherwise prohibiting the transaction contemplated by this Agreement and such order, decree, ruling or other action will have become final and nonappealable, or (ii) will have failed to issue an order, decree or ruling or to take any other action and such denial of a request to issue such order, decree, ruling or take such other action will have become final and nonappealable (which order, decree, ruling or other action the parties will have used their reasonable best efforts to obtain), in the case of each of (i) and (ii) which is necessary to fulfill the conditions set forth in Sections 8 and 9, as applicable;

       (d) By either CMI or the Company, if the approvals of the respective stockholders of either CMI or the Company contemplated by this Agreement will not have been obtained by reason of the failure to obtain the required vote of stockholders or consent to the respective matters as to which such approval was sought;

       (e) By CMI, if the Company will have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, such that the conditions set forth in Section 9 are not capable of being satisfied on or before the Termination Date; or

       (f) By the Company, if CMI will have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, such that the conditions set forth in Section 8 are not capable of being satisfied on or before the Termination Date.

       SECTION 17 Effect of Termination. In the event of termination of this Agreement by either CMI or the Company as provided in Section 16 (other than Sections 16(e) or (f)), this Agreement will forthwith become void and there will be no liability or obligation on the part of any of the parties or their respective officers or directors.

       SECTION  18 Miscellaneous.

       (a) Further Assurances. At any time and from time to time after the Effective Time of the Merger, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

       (b) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party (in its sole discretion) to whom such compliance is owed.

       (c) Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

       (d) Notices. All notices and other communications hereunder will be in writing and will be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the last known address of the noticed party.

       (e) Headings. The section and subsection headings in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

       (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

       (g) Binding Effect. This Agreement will be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

       (h) Entire Agreement. This Agreement and the attached Exhibits, including the Certificate of Merger, is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

       (i) Severability. If any part of this Agreement is deemed to be unenforceable, the balance of the Agreement will remain in full force and effect.

       (j)  Responsibility  and Costs.  Whether the Merger is consummated or not and except as otherwise set forth below, all fees, expenses and out-of-pocket costs including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the parties hereto will be borne solely and entirely by the party that has incurred such costs and expenses, unless the failure to consummate the Merger constitutes a breach of the terms hereof, in which event the breaching party will be responsible for all costs of all parties hereto. Notwithstanding the above, the Company agrees that it will pay to Leonard
       E. Neilson, Attorney at Law, all legal expenses and costs associated with the preparation and execution of this Agreement and all transactions, agreements and documents contemplated hereby.

       (k) Governing Law. This Agreement will be governed and construed in accordance with the laws of the State of Utah without regard to principles of conflicts of law.





                       [Signatures on the Following Page]

             IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                                 NATURALNANO, INC.



                                 By:   /s/ Michael D. Riedlinger
                                     -------------------------------------
                                       Michael D. Riedlinger
                                 Its: President


                                 CEMENTITIOUS MATERIALS, INC.



                                 By:   /s/ Edward F. Cowle
                                     -------------------------------------
                                       Edward F. Cowle
                                 Its: President


                                 CEMENTITIOUS ACQUISITIONS, INC.



                                 By: /s/ Geoff Williams
                                    -------------------------------------
                                        Geoff Williams
                                 Its: President


                                      -24-
                                                                     Appendix B
                                                                     ----------

DEAN HELLER
Secretary of State
202 North Carson St.
Carson City, NV 89701-4299
(775) 684-5708 Website: secretaryofstate.biz

                            Certificate of Amendment
                       (PURSUANT TO NRS 78.385 and 78.390)


              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1. Name of Corporation: Cementitious Materials, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

         Article #1 - is amended to read:

                  "The name of the corporation is NaturalNano, Inc."

         Article #3 - is amended to read:

                  "SHARES: The number of shares the corporation is authorized to issue is 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. Preferred shares may be issued from time to time in one or more series in the discretion of the board of directors. The board has the authority to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 4,344,480 shares (87.0%) voting for (by written consent) and zero shares voting against.

4. Officer Signature (Required):

  /s/ Geoff Williams
------------------------------------
          Geoff Williams, Secretary

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                                                     Appendix C
                                                                     ----------

                         NaturalNano, Inc.
                         2005 Incentive
                         Stock Plan

                         Effective __________, 2005

                                TABLE OF CONTENTS



                                                                           Page
                                                                           ----

Article 1.       Establishment, Objectives, and Duration.....................1

Article 2.       Definitions.................................................1

Article 3.       Administration..............................................5

Article 4.       Shares Subject to the Plan and Maximum Awards...............5

Article 5.       Eligibility and Participation...............................7

Article 6.       Stock Options...............................................7

Article 7.       Stock Appreciation Rights...................................9

Article 8.       Restricted Stock...........................................10

Article 9.       Performance Units and Performance Shares...................11

Article 10.      Performance Measures.......................................12

Article 11.      Rights of Participants.....................................13

Article 12.      Termination of Employment/Directorship.....................13

Article 13.      Change in Control..........................................14

Article 14.      Amendment, Modification, and Termination...................14

Article 15.      Withholding................................................15

Article 16.      Successors.................................................15

Article 17.      General Provisions.........................................15

               Article 1. Establishment, Objectives, and Duration

      1.1 Establishment of the Plan. Cemnetitious Materials, Inc., which name is to be changed to NaturalNano, Inc. (the "Company"), a Nevada corporation, hereby adopts the "NaturalNano, Inc. 2005 Incentive Stock Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

      Subject to approval by the Company's stockholders, this Plan shall become effective as of the date on which the Effective Time (as such term is defined in that certain Agreement and Plan of Merger dated September 26, 2005 (the "Merger Agreement") among the Company, Cementitious Acquisitions, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company, and NaturalNano, Inc., a Delaware corporation) occurs (the "Effective Date"); provided, however, that if the Merger (as such term is defined in the Merger Agreement) is not consummated, the Plan shall be null and void.

      1.2 Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company's goals and that link the personal interests of Participants to those of the Company's stockholders, to provide Participants with an incentive for excellence in individual performance, and to promote teamwork among Participants.

      The Plan is further intended to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in that success.

      1.3 Duration of the Plan. The Plan shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to
Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award of an Incentive Stock Option be granted under the Plan on or after the tenth
(10th) anniversary of the Effective Date.

                             Article 2. Definitions

      Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

      2.1 "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

      2.2 "Award Agreement" means a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan.

      2.3 "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

       2.4 "Board" or "Board of Directors" means the Board of Directors of the Company.

       2.5 "Change in Control" shall be deemed to have occurred under any one or more of the following conditions:

              i. if, within one year of any merger, consolidation, sale of a substantial part of the Company's assets, or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors (x) of the Company or
                   (y) of any successor to the Company, or (z) if the Company becomes a subsidiary of or is merged into or consolidated with another corporation, of such corporation (the Company shall be deemed a subsidiary of such other corporation if such other corporation owns or controls, directly or indirectly, a majority of the combined voting power of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors ("Voting Stock"));

              ii.  if,  as a  result  of a  Transaction,  the  Company  does not survive as an entity, or its shares are changed into the shares of another corporation unless the stockholders of the Company immediately prior to the Transaction own a majority of the outstanding shares of such other corporation immediately following the Transaction;

              iii. if any Person becomes, after the date this Plan is adopted, a beneficial owner directly or indirectly of securities of the Company representing 50% or more of the combined voting power of the Company's Voting Stock;

              iv. the dissolution or liquidation of the Company is approved by its stockholders; or

              v. if the members of the Board as of the date this Plan is adopted (the "Incumbent Board") cease to represent at least two-thirds of the Board; provided, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by at least two-thirds of the members comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this paragraph (v), treated as though such person were a member of the Incumbent Board.

       2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      2.7 "Committee" means the committee appointed from time to time by the Company's Board of Directors to administer the Plan. The full Board of Directors, in its discretion, may act as the Committee under the Plan, whether or not a Committee has been appointed, and shall do so with respect to grants of Awards to non-employee Directors. The Committee may delegate to one or more members of the Committee or officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to a member of the Committee, officer or a committee thereof, the term "Committee" as used herein shall include the member of the Committee, officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors and appointed by the Board of Directors shall retain overall responsibility for the operation of the Plan.

      2.8 "Company"  means  Cementitious  Materials,  Inc.,  which name is to be changed to NaturalNano, Inc., a Nevada corporation, together with all subsidiaries thereof, and any successor thereto as provided in Article 16 hereof.

      2.9 "Covered Employee" means a Participant who, as of the date of vesting and/or payout of an Award, or the date the Company or any of its Subsidiaries is entitled to a tax deduction as a result of the Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

      2.10 "Director" means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company shall be treated as an Employee under the Plan.

      2.11 "Disability" shall mean a condition whereby the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical impairment which can be expected to result in death or which is or can be expected to last for a continuous period of not less than twelve months, all as verified by a physician acceptable to, or selected by, the Company.

       2.12  "Effective  Date" shall have the  meaning  ascribed to such term in
Section 1.1 hereof.

       2.13 "Employee" means any employee of the Company or its Subsidiaries.

      2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      2.15 "Fair Market Value" as of any date and in respect of any Share means the then most recent closing price of a Share reported by the exchange or other trading system on which Shares are primarily traded or, if deemed appropriate by the Committee for any reason, the fair market value of Shares shall be as determined by the Committee in such other manner as it may deem appropriate. In no event shall the fair market value of any Share be less than its par value.

      2.16 "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 hereof and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

      2.17 "Insider" shall mean an individual who is, on the relevant date, an executive officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

      2.18 "Key Employee" shall mean an individual as defined in Code Section 416(i) without regard to paragraph (5) thereof) of the Company.

      2.19 "Non-Employee Director" shall mean any member of the Board who is not an employee of the Company or a member of the immediate family of an employee of the Company.

      2.20 "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 hereof that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

       2.21 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

      2.22 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

      2.23 "Participant" means an Employee, Director or consultant who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

      2.24 "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

       2.25 "Performance Share" means an Award granted to a Participant, as described in Article 9 hereof.

       2.26 "Performance Unit" means an Award granted to a Participant, as described in Article 9 hereof.

      2.27 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, pursuant to the Restricted Stock Award Agreement, as provided in Article 8 hereof.

      2.28 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof and the rules promulgated thereunder, including a "group" as defined in Section 13(d) thereof and the rules promulgated.

       2.29 "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 hereof.

       2.30 "Shares" means shares of the Company's common stock, par value $.0001 per share.

      2.31 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 hereof.

      2.32 "Subsidiary" means any corporation, partnership, joint venture, or other entity in which the Company, directly or indirectly, has a majority voting interest. With respect to Incentive Stock Options, "Subsidiary" means any entity, domestic or foreign, whether or not such entity now exists or is hereafter organized or acquired by the Company or by a Subsidiary that is a "subsidiary corporation" within the meaning of Code Section 424(d) and the rules thereunder.

      2.33 "Ten Percent Shareholder" means an employee who at the time an ISO is granted owns Shares possessing more than ten percent of the total combined voting power of all classes of Shares of the Company or any Subsidiary, within the meaning of Code Section 422.

                            Article 3. Administration

      3.1 General. Subject to the terms and conditions of the Plan, the Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall have the authority to delegate administrative duties to officers of the Company. For purposes of making Awards intended to qualify for the Performance Based Exception under Code Section 162(m), to the extent required under such Code Section, the Committee shall be comprised solely of two or more individuals who are "outside directors", as that term is defined in Code Section 162(m) and the regulations thereunder.

      3.2 Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions hereof, the Committee shall have full power to select Employees, Directors and consultants who shall be offered the opportunity to participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations that it deems necessary or advisable for the administration of the Plan. As permitted by law and the terms of the Plan, the Committee may delegate its authority herein. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted hereunder.

      3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries, unless changed by the Board.

            Article 4. Shares Subject to the Plan and Maximum Awards

      4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 hereof, the number of Shares hereby reserved for issuance to Participants under the Plan shall be seven million (7,000,000). Any Shares covered by an Award (or portion of an Award) granted under the Plan which is forfeited or canceled or expires shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Shares may be authorized, unissued shares or Treasury shares. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

      The following limitations shall apply to the grant of any Award to a Participant in a fiscal year:

              (a) Stock Options: The maximum aggregate number of Shares that may be granted in the form of Stock Options pursuant to Awards granted in any one fiscal year to any one Participant shall be 1,500,000.

              (b) SARs: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights pursuant to Awards granted in any one fiscal year to any one Participant shall be 1,500,000.

              (c) Restricted Stock: The maximum aggregate of Shares that may be granted with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be 1,500,000.

              (d)    Performance  Shares/Performance  Units Awards:  The maximum aggregate grant with respect to Awards of Performance Shares made in any one fiscal year to any one Participant shall be equal to the Fair Market Value of 500,000 Shares (measured on the date of grant); the maximum aggregate amount awarded with respect to Performance Units to any one Participant in any one fiscal year may not exceed $1,000,000.

      4.2  Adjustments  in  Authorized  Shares.   Upon  a  change  in  corporate
capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares that may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.1, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

      4.3 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's or any Award's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

                    Article 5. Eligibility and Participation

       5.1 Eligibility. Persons eligible to participate in this Plan include all Employees, Directors and consultants of the Company and its Subsidiaries.

       5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award, provided that Incentive Stock Options shall only be awarded to Employees of the Company or its Subsidiaries.

       5.3 Stock Options for Non-Employee Directors

              (a) Each person who, subsequent to the Effective Date, is for the first time elected or appointed to the Board and who qualifies, at such time, as a Non-Employee Director, shall automatically be granted a Nonqualified Stock Option to purchase 50,000 shares of Common Stock, effective as of the date of his or her election or appointment to the Board on the terms and conditions set forth in the Plan, at an option price per share equal to the Fair Market Value of a share of Common Stock on the date of grant or, if the date of the grant is not a business day on which the Fair Market Value can be determined, on the last business day preceding the date of grant on which the Fair Market Value can be determined.

              (b) Each Non-Employee Director who is re-elected as a director at an annual meeting of stockholders shall be granted an additional Nonqualified Stock Option to purchase 50,000 shares of Common Stock, on the terms and conditions set forth in the Plan, at an option price per share equal to the Fair Market Value of a share of Common Stock on the date of such annual meeting.

              (c) All Options granted to Non-Employee Directors pursuant to this Section 5.3 shall vest and become fully exercisable on the date of the first annual meeting of stockholders occurring after the end of the fiscal year of the Company during which such Option was granted. All Options granted to Non-Employee Directors pursuant to this Section 5.3 shall expire on the tenth (10th) anniversary of the date of grant, subject to earlier termination as provided in Article 12.

                            Article 6. Stock Options

      6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

      6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

      6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee; provided, however, the per-share exercise price shall not be less than the Fair Market Value of the Shares on the date of grant.

      The Option Price for each Option shall equal the Fair Market Value of the Shares at the time such option is granted. If an ISO is granted to a Ten Percent Shareholder the Option Price shall be at least 110 percent of the Fair Market Value of the stock subject to the ISO.

      6.4 Duration of Options. Except as otherwise provided in this Plan each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant, provided that an ISO must expire no later than the tenth (10th) anniversary of the date the ISO was granted. However, in the case of an ISO granted to a Ten Percent Shareholder, the ISO by its terms shall not be exercisable after the expiration of five years from the date such ISO is granted.

      6.5 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

      6.6 Payment. Options shall be exercised by the delivery of a written, electronic or telephonic notice of exercise to the Company or its designated agent, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price for the Shares.

      Upon the exercise of any Option, the Option Price for the Shares being purchased pursuant to the Option shall be payable to the Company in full either:
(a) in cash or its equivalent; or (b) subject to the Committee's approval, by delivery of previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are delivered must have been held by the Participant for at least six (6) months prior to their delivery to satisfy the Option Price); or (c) by a combination of (a) and (b); or (d) by any other method approved by the Committee in its sole discretion. Unless otherwise determined by the Committee, the delivery of previously acquired Shares may be done through attestation. No fractional shares may be tendered or accepted in payment of the Option Price.

      Unless otherwise determined by the Committee, cashless exercises are permitted pursuant to Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

      Subject to any governing rules or regulations, as soon as practicable after receipt of notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the Option(s).

      Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

      6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

      6.8     Nontransferability of Options.

              (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during such Participant's lifetime only by such Participant.

              (b) Nonqualified Stock Options. Except as otherwise provided in the applicable Award Agreement, no NQSO may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in the applicable Award Agreement, all NQSOs granted to a Participant shall be exercisable during such Participant's lifetime only by such Participant.

         6.9 Special Limitation on Grants of Incentive Stock Options. No ISO shall be granted to an Employee under the Plan or any other ISO plan of the Company or its Subsidiaries to purchase Shares as to which the aggregate Fair Market Value (determined as of the date of grant) of the Shares which first become exercisable by the Employee in any calendar year exceeds $100,000. To the extent an Option initially designated as an ISO exceeds the value limit of this
Section 6.9 or otherwise fails to satisfy the requirements applicable to ISOs, it shall be deemed a NQSO and shall otherwise remain in full force and effect.

                      Article 7. Stock Appreciation Rights

      7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.

      Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

      The grant price of a SAR shall equal the Fair Market Value of a Share on the date of grant.

      7.2 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

      7.3 Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion.

      7.4 Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

      7.6 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

              (a) The amount by which the Fair Market Value of a Share on the date of exercise exceeds the grant price of the SAR; by

              (b) The number of Shares with respect to which the SAR is exercised.

      The payment upon SAR exercise shall be in Shares. Any Shares delivered in payment shall be deemed to have a value equal to the Fair Market Value on the date of exercise of the SAR.

      7.7 Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during such Participant's lifetime only by such Participant.

                           Article 8. Restricted Stock

      8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

      8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

      8.3 Transferability. Except as provided in the Award Agreement, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during such Participant's lifetime and prior to the end of the Period of Restriction only to such Participant.

      8.4 Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

      To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

      Except as otherwise provided in the Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

      8.5 Voting Rights. If the Committee so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

      8.6 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder (whether or not the Company holds the certificate(s) representing such Shares) may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

               Article 9. Performance Units and Performance Shares

      9.1 Grant of Performance Units/Shares Awards. Subject to the terms of the Plan, Performance Units and/or Performance Shares Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

      9.2 Award Agreement. At the Committee's discretion, each grant of Performance Units/Shares Awards may be evidenced by an Award Agreement that shall specify the initial value, the duration of the Award, the performance measures, if any, applicable to the Award, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

      9.3 Value of Performance Units/Shares Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares Awards that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

      9.4 Earning of Performance Units/Shares Awards. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares Awards shall be entitled to receive a payout based on the number and value of Performance Units/Shares Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

      9.5 Form and Timing of Payment of Performance Units/Shares Awards. Payment of earned Performance Units/Shares Awards shall be as determined by the Committee and, if applicable, as evidenced in the related Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares Awards at the close of the applicable Performance Period. Such Shares may be delivered subject to any restrictions deemed appropriate by the Committee. No fractional shares will be issued. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or the resolutions establishing the Award.

      Unless otherwise provided by the Committee, Participants holding Performance Units/Shares shall be entitled to receive dividend units with respect to dividends declared with respect to the Shares represented by such Performance Units/Shares. Such dividends may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 hereof, as determined by the Committee.

      9.6 Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares Awards may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

                        Article 10. Performance Measures

      Unless and until the Committee proposes for shareholder vote and the Company's shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

              (a)  Earnings per share;

              (b)  Net income (before or after taxes);

              (c) Cash flow (including, but not limited to, operating cash flow and free cash flow);

              (d)  Gross revenues;

              (e)  Gross margins;

              (f)  EBITDA; and

              (g)  Any  of  the  above  measures   compared  to  peer  or  other
                   companies.

      Performance measures may be set either at the corporate level, subsidiary level, division level, or business unit level.

      Awards that are designed to qualify for the Performance-Based Exception, and that are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

      If applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

                       Article 11. Rights of Participants

      11.1 Employment. Nothing in the Plan shall confer upon any Participant any right to continue in the Company's or its Subsidiaries' employ, or as a Director, or interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant's employment or directorship at any time.

      11.2 Participation. No Employee, Director or consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

      11.3 Rights as a Stockholder.  Except as provided in Sections 8.5, 8.6 and
9.5 or in applicable Award Agreement consistent with such Sections, a Participant shall have none of the rights of a shareholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record holder of such Shares, or the Period of Restriction has expired, as applicable.

               Article 12. Termination of Employment/Directorship

         Upon termination of the Participant's employment or directorship for any reason other than Disability or death, an Award granted to the Participant may be exercised by the Participant or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of three (3) months after the date of termination but only if, and to the extent that, the Participant was entitled to exercise the Award at the date of termination. All Awards or any portion thereof not yet vested or exercisable or whose Period of Restriction has not expired as of the date of termination (other than a termination by reason of Disability or death) shall terminate and be forfeited immediately on the date of termination. If the employment or directorship of a Participant terminates by reason of the Participant's Disability or death, all Awards or any portion thereof not yet vested or exercisable or whose Period of Restriction has not expired as of the date of a Participant's Disability or death shall become immediately vested and/or exercisable on the date of termination due to Disability or death. If the employment or directorship of a Participant terminates by reason of the Participant's Disability or death, the Participant (or, if appropriate, the Participant's legal representative or permitted transferee) may exercise such Participant's rights under any outstanding Award at any time on or prior to the earlier of the expiration date of the Award or the expiration of six months after the date of Disability or death.

         Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling an Employee to reemployment in a comparable position by law or rule shall not constitute a termination of employment for purposes of the Plan unless the Employee does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or rule. For purposes of this Article, a "termination" includes an event which causes a Participant to lose his eligibility to participate in the Plan (e.g., an individual is employed by a company that ceases to be a Subsidiary). In the case of a consultant, the meaning of "termination" or "termination of employment" includes the date that the individual ceases to provide services to the Company or its Subsidiaries. In the case of a nonemployee director, the meaning of "termination" includes the date that the individual ceases to be a director of the Company or its

         Notwithstanding the foregoing, the Committee has the authority to prescribe different rules that apply upon the termination of employment of a particular Participant, which shall be memorialized in the Participant's original or amended Award Agreement or similar document.

         An Award that remains unexercised after the latest date it could have been exercised under any of the foregoing provisions or under the terms of the Award shall be forfeited.

                          Article 13. Change in Control

      In the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchange or trading system, or unless the Committee shall otherwise specify in the Award Agreement, the Board, in its sole discretion, may:

           (a) elect to terminate Options or SARs in exchange for a cash payment equal to the amount by which the Fair Market Value of the Shares subject to such Option or SAR to the extent the Option or SAR has vested exceeds the exercise price with respect to such Shares;

           (b) elect to terminate Options or SARs provided that each Participant is first notified of and given the opportunity to exercise his/her vested Options or SARs for a specified period of time (of not less than 15 days) from the date of notification and before the Option or SAR is terminated;

           (c) permit Awards to be assumed by a new parent corporation or a successor corporation (or its parent) and replaced with a comparable Award of the parent corporation or successor corporation (or its parent);

           (d) amend an Award Agreement or take such other action with respect to an Award that it deems appropriate; or

           (e)     implement any combination of the foregoing.


              Article 14. Amendment, Modification, and Termination

       14.1 Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part.

      14.2 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

      14.3 Shareholder Approval Required for Certain Amendments. Shareholder approval will be required for any amendment of the Plan that does any of the following: (a) increases the maximum number of Shares subject to the Plan; (b) changes the designation of the class of persons eligible to receive ISOs under the Plan; or (c) modifies the Plan in a manner that requires shareholder approval under applicable law or the rules of a stock exchange or trading system on which Shares are traded.

                             Article 15. Withholding

      The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes (including social security or social charges), domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. The Participant may satisfy, totally or in part, such Participant's obligations pursuant to this Section 15 by electing to have Shares withheld, to redeliver Shares acquired under an Award, or to deliver previously owned Shares that have been held for at least six (6) months, provided that the election is made in writing on or prior to (i) the date of exercise, in the case of Options and SARs, (ii) the date of payment, in the case of Performance Units/Shares, and (iii) the expiration of the Period of Restriction in the case of Restricted Stock. Any election made under this
Section 15 may be disapproved by the Committee at any time in its sole discretion. If an election is disapproved by the Committee, the Participant must satisfy his obligations pursuant to this paragraph in cash.

                             Article 16. Successors

      All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, through merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.

                         Article 17. General Provisions

      17.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      17.2 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      17.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      17.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

      17.5 Listing. The Company may use reasonable endeavors to register Shares issued pursuant to Awards with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any state or foreign securities laws, stock exchange, or trading system.

      17.6 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      17.7 No Additional Rights. Neither the Award nor any benefits arising under this Plan shall constitute part of an employment contract between the Participant and the Company or any Subsidiary, and accordingly, subject to
Section 14.2, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company for severance payments.

      17.8 Noncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or trading system.

      17.9 Governing Law. The Plan and each Award Agreement shall be governed by the laws of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts whose jurisdiction covers Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

      17.10  Compliance  with Code  Section  409A.  No Award  that is subject to
Section 409A of the Code shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with
Section 409A of the Code. Notwithstanding any provision in the Plan to the contrary, with respect to any Award subject to Section 409A, distributions on account of a separation from service may not be made to Key Employees before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of the employee).


Dated as of September 23, 2005          Cementitious Materials, Inc.

                                        By:  /s/ Edward F. Cowle
                                             ----------------------------------
                                               President



Date of Shareholder Approval: September 23, 2005
                              ------------------

                                                                   Appendix D
                                                                   ----------





                                NaturalNano, Inc.
                          (A Development Stage Company)
                              FINANCIAL STATEMENTS
                                December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




To the Board of Directors
NaturalNano Inc.


We have audited the accompanying balance sheet of NaturalNano Inc. (a development stage company) as of December 31, 2004, and the related statements of operations, stockholder's equity and cash flows for the period from December 22, 2004 (inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NaturalNano Inc. as of December 31, 2004 and the results of its operations and its cash flows for the period from December 22, 2004 to December 31, 2004 in conformity with United States generally accepted accounting principles.




/s/ GOLDSTEIN GOLUB KESSLER LLP
---------------------------------------------
New York, New York

August 15, 2005, except for Note 6,
as to which the date is September 26, 2005

                                NaturalNano, Inc.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                December 31, 2004




Assets
Current assets:
          Prepaid assets                                 $   125,000
                                                         -----------

          Total assets                                   $   125,000
                                                         ===========


Liabilities and Stockholder's Equity

Liabilities
Current Liabilties:
          Due to Parent Company                          $    32,336
                                                         -----------

          Total current liabilities                           32,336
                                                         -----------




Stockholder's Equity
          Common stock - $.01 par value:
          Authorized 30,000,000 shares
          Issued and outstanding 10,000,000 shares           100,000
          Deficit accumulated in the development stage        (7,336)
                                                         -----------

          Total stockholder's equity                          92,664
                                                         -----------

          Total liabilities and stockholder's equity     $   125,000
                                                         ===========


                See notes to financial statements

                                NaturalNano, Inc.
                          (A Development Stage Company)
                     STATEMENT OF OPERATIONS SINCE INCEPTION
         Period from December 22, 2004 (inception) to December 31, 2004



              Operating expenses

     Research and development                         $      5,000
     Legal costs                                             2,336
                                                      ------------



Net loss                                              $     (7,336)
                                                      ============




Loss per common share - basic and diluted             ($      0.00)
                                                      ============


Weighted average shares outstanding                     10,000,000
                                                      ============






                     See notes to financial statements

>




                                NaturalNano, Inc.
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDER'S EQUITY
         Period from December 22, 2004 (inception) to December 31, 2004




                                     Common Stock            Deficit
                             ---------------------------   Accumulated
                              Number of                   in Development   Stockholder's
                                Shares         Amount          Stage          Equity
                             ------------   ------------   ------------    ------------

Shares issued
December 22, 2004
for $.01 per share             10,000,000   $    100,000           --      $    100,000


Net loss from inception
through December 31, 2004            --             --     ($     7,336)   ($     7,336)

                             ------------   ------------   ------------    ------------

December 31, 2004
Total Stockholder's Equity     10,000,000   $    100,000   ($     7,336)   $     92,664
                             ============   ============   ============    ============







                        See notes to financial statements

                                NaturalNano, Inc.
                          (A Development Stage Company)
                     STATEMENT OF CASH FLOWS SINCE INCEPTION
         Period from December 22, 2004 (inception) to December 31, 2004





         Cash flows from operating activities:

              Net loss                                                $(7,336)
              Adjustment to reconcile net loss to net cash
              used in operating activites:
              (Increase) in prepaid expenses                         (125,000)
                                                                 -------------

         Net cash used in operating activities                       (132,336)
                                                                 -------------


         Cash flows from financing activities:

              Advances from Parent Company                             32,336

              Issuance of common stock                                100,000
                                                                 -------------

         Net cash provided by financing activities                    132,336
                                                                 -------------




         Change in cash and cash balance at end of period                 $ 0
                                                                 =============





             See notes to financial statements

                                NaturalNano, Inc.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2004




     1. PRINCIPAL BUSINESS ACTIVITY AND SIGNIFICANT ACCOUNTING POLICIES:

     Description of the Business

     NaturalNano, Inc. ("the Company") is a wholly owned subsidiary of Technology Innovations, LLC, a limited liability partnership located in Rochester, New York. The Company, also based in Rochester, New York, was founded in December 2004 to discover, refine and commercialize naturally occurring nanoscale materials. The Company's activities are currently directed toward research, development, production and marketing of its proprietary technologies for extracting and separating nanotubes from halloysite clay and developing related commercial applications for:

          o   material additives for polymers, plastics and composites

          o   cosmetics and other personal care products

          o   absorbent materials and

          o   pharmaceutical and medical device additives.

     The Company is in the development stage and is expected to remain so for at least the next eighteen months. NaturalNano has not generated any revenues since its inception nor is it expected to do so in the near future. The Company's ability to continue in business is dependent upon obtaining sufficient financing or attaining profitable operations.

     The Company was incorporated under the laws of the State of Delaware on December 22, 2004.

     Research & Development

     Research and development costs are expensed in the period the expenditures are incurred. Capital assets acquired in support of research and development are capitalized and depreciated over their estimated useful life and related depreciation expense is included in research and development expense.

     Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates by management. Actual results could differ from these estimates.

     Related Party Transactions

     During the initial stage of operation, the Company incurred administrative and legal costs in the amount of $7,336 which were paid by Technology Innovations, LLC on behalf of NaturalNano. This inter-company borrowing will accrue interest at 8% per annum and is scheduled be repaid within the next twelve months. At December 31, 2004 the Company owed Technology Innovations, LLC $32,336 (see Note 5).

                                NaturalNano, Inc.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2004


     Recent Accounting Pronouncements

     In December 2004, the FASB issued SFAS No. 123 (revised 2004),"Share-Based Payment" ("SFAS No. 123R"), which replaces SFAS No. 123 and supersedes APB No. 25. SFAS No. 123R requires that compensation cost relating to share-based payment transactions be recognized in financial statements based on alternative fair value models. The pronouncement requires that the cost of share-based compensation be measured based on the fair value of the equity or liability instruments issued. Per APB No. 25, compensation expense was recognized only to the extent the fair value of common stock exceeded the stock option exercise price at the measurement date. The pro forma disclosures previously permitted under SFAS No. 123 will no longer be an alternative to financial statement recognition. SFAS No.123R requires the benefits of tax deductions in excess of recognized compensation cost be reported as a financing cash flow item. The SEC delayed the effective date for implementation of SFAS No. 123R to the first fiscal year beginning after June 15, 2005. The Company will adopt SFAS No. 123R effective January 1, 2006.

     Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.


     2. PREPAID ASSETS

     On December 29, 2004 the Company  contracted with Atlas Mining Company (OTC
     BB: ALMI) in Utah for the purchase of 500 tons of processed halloysite nanotubes. In connection with this agreement, the Company agreed to the following scheduled payments to Atlas Mining payable through their designated distributor:

                  $125,000     paid on December 29, 2004,
                  $125,000     paid on June 29, 2005, and
                  $100,000     payable upon commercial shipments made in excess
                               of $250,000.

    As additional consideration, the Company will pay 10% of the resale cash proceeds received from unaffiliated third parties, in instances where the purchase price is in excess of $700 per ton up to a maximum of $2,000 per ton.

    Payments made by the Company in accordance with this agreement are presented as prepaid expenses and will be recognized as expense in the period the nanotubules are used in the development of proprietary applications and processes or as customer shipments are made.

                                NaturalNano, Inc.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2004


    On January 28, 2005 the Company was issued a warrant for the right to acquire 750,000 shares of Atlas Mining common stock at $.40 per share. The fair value of this warrant as of January 28, 2005 was determined to be $180,000 and, in 2005, has been recorded as an asset of the Company with the offsetting amount shown as an accrued liability to recognize the Company's commitment to future research and development efforts which are expected to benefit both the Company and Atlas Mining. This warrant expires two years from the original issue date which will be January 28, 2007.


    3. STOCK-BASED COMPENSATION PLAN

     The Company has established The NaturalNano, Inc. 2004 Stock Option Plan, (the Plan) deemed effective and as approved by the Board of Directors (the "Board") on December 22, 2004. The Plan provides for the granting of nonqualified or incentive stock options ("ISO") to officers, key employees, non-employee directors and consultants. The Plan authorizes the granting of options to acquire up to 7,000,000 common shares. ISO grants under the Plan are exercisable at the market value of the Company's stock on the date of the grant. Nonqualified options under the Plan are exercisable at amounts determined by the Board. All options under the Plan are exercisable at times as determined by the Board, not to exceed 10 years from the date of grant.

     The Company has elected to apply Accounting Principles Board ("APB") Opinion No.25, Accounting for Stock Issued to Employees, and related interpretations in accounting for its stock options issued to employees (intrinsic value) and has adopted the disclosure-only provisions of Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation.

     No options had been granted under this Plan as of December 31, 2004.


     4. INCOME TAXES

     As of December 31, 2004, the Company had a net operating loss carryforward of approximately $7,336 for federal income tax purposes, which expires in 2024. In connection with this net operating loss carryforward, the Company has recorded a deferred tax asset of $2,494. A valuation allowance of $2,494 was recorded in the current period to reflect the uncertainty of the future realization of this tax deduction. The Company's effective tax rate is less than the statutory rate due to this valuation allowance.

                                NaturalNano, Inc.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2004


     5. LINE OF CREDIT AND PROMISSORY NOTE WITH TECHNOLOGY INNOVATIONS

     On December 29, 2004 the Company entered into a Line of Credit Agreement with its parent company, Technology Innovations LLC. This Line of Credit allows for borrowings of up to $500,000 for working capital purposes and bears an interest rate of 8% per annum. This agreement extends through December 31, 2005 at which time the outstanding balance, including all interest accrued, shall be repaid in full. As of December 31, 2004 outstanding borrowings under this agreement totaled $32,336.

     Subsequent to year end, the Company initiated additional advances against the line for working capital purposes. As of July 31, 2005 outstanding borrowings under the line of credit agreement totaled $330,595. Due to the short term nature of these borrowings, the fair market value of the amounts due to Technology Innovations, LLC approximates the carrying amount.


     6. SUBSEQUENT EVENTS

     Merger with Cementitious Materials, Inc.
     ----------------------------------------
     On September 26, 2005, the Company entered into an Agreement and Plan of Merger with Cementitious Materials, Inc. ("Cementitious"). Under this agreement, the Company will merge into a newly formed subsidiary of Cementitious with the Company being the surviving entity. Technology Innovations, LLC, the Company's parent and sole stockholder will exchange each of its outstanding shares for 4.4919378 shares of Cementitious stock for an aggregate of 44,919,378 shares of Cementitious. Upon this exchange Technology Innovations, LLC will own 90% of the combined company.


     Cooperative Research Agreements
     -------------------------------
     Subsequent to December 31, 2004, the Company entered into cooperative research and development agreements with two universities and an independent laboratory to jointly test and further develop commercial applications for naturally occurring nanomaterials. These agreements generally cover shared research personnel and facilities for a period of twelve to twenty four months with termination provisions requiring 30 days advance written notice. These agreements are subject to confidentiality clauses and include provisions relating to the ownership and the right to use any jointly developed intellectual property. Minimum future payments required under these agreements for the years ending December 31 are as follows:

                         2005     $ 154,500
                         2006     $  25,000

     Related Party Research Agreement
     --------------------------------
     On May 25, 2005, the Company entered into a joint research agreement with Nanolution, LLC, a wholly owned subsidiary of Biophan Technologies, Inc. Biophan Technologies, Inc. is related to the Company's parent company, Technology Innovations, LLC, through common ownership.

     This agreement covers the exchange of ideas in support of a new drug delivery capability. NaturalNano has secured the mineral rights and is developing the separation capabilities needed to support this drug delivery application. The term of this agreement shall continue until the desired technology becomes commercially viable or until mutually terminated by both parties.

     All medical uses and inventions that arise as a result of this agreement will be owned by Nanolution, LLC and all purification processes for raw halloysite and non-medical applications will be owned by NaturalNano.


     License Agreement
     -----------------
     On April 27, 2005 the Company entered into an exclusive, field of use limited license agreement ("License Agreement") with its parent company, Technology Innovations, LLC. This agreement grants NaturalNano an exclusive, world-wide license, to make, use and sell the products developed under these patents. The License Agreement covers several patent applications and provisional patents owned by Technology Innovations that will expire at various future dates. NaturalNano also has the right to grant sublicenses to third parties under the agreement.

     Future minimum royalty payments of $6,250 per quarter are required under the terms of this agreement, commencing in the calendar quarter that the first patent is issued.


     Convertible Bridge Notes
     ------------------------
     As of September 26, 2005, the Company had issued $4,156,000 in secured Convertible Bridge Notes (the "notes") to be used for general working capital purposes. Beginning January 1, 2006 these notes accrue interest at 8% per annum. The notes include a mandatory conversion feature as described below.

     In connection with the Cementitious merger, the Convertible Bridge Notes will be automatically converted into shares of Cementitious' common stock at a rate of $.40 per share. Events of default for the notes include: the abandonment of the merger, bankruptcy and insolvency thereby resulting in the note holders' right to receive common shares of the Company at a conversion price of $1.80 per share.

     Lease Obligation
     ----------------
     On May 13, 2005, the Company entered into an operating lease agreement for office space expiring May 31, 2008. At any time after May 31, 2006, the Company may terminate the lease upon ninety days prior written notice to the landlord. Following are the minimum future payments under this lease for the years ending December 31:

                                    2005             $  24,628
                                    2006                49,702
                                    2007                56,582
                                    2008                24,991
                                                      --------
                                                     $ 155,903

     No rent expense was incurred or charged to operations during the period ending December 31, 2004.

                                NATURALNANO, INC.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                                  June 30, 2005

                                NaturalNano, Inc.
                          (A Development Stage Company)
                                  BALANCE SHEET


                                                                        June 30,         December 31,
                                                                          2005              2004
                                                                      (UNAUDITED)
                                                                   ----------------    ----------------
Assets
Current assets:
           Cash and cash equivalents                               $      1,213,315                --
           Prepaid assets                                                   250,000    $        125,000
           Other current assets                                               8,224                --
                                                                   ----------------    ----------------

           Total current assets                                           1,471,539             125,000

           Property and equipment, net                                       10,249                --
           Investments                                                      352,500                --
                                                                   ----------------    ----------------

Total assets                                                       $      1,834,288    $        125,000
                                                                   ================    ================


Liabilities and Stockholder's Equity (Deficiency)

Liabilities
Current liabilities:
           Accounts Payable                                        $         42,114                --
           Accrued Payroll                                                   36,018                --
           Accrued Expenses                                                 173,739                --
           Due to Related Parties                                           370,962    $         32,336
           Convertible Bridge Notes                                       1,443,000                --
                                                                   ----------------    ----------------

           Total current liabilities                                      2,065,833              32,336
                                                                   ----------------    ----------------


Stockholder's Equity (Deficiency)

           Common stock - $.01 par value:
           Authorized 30,000,000 shares
           Issued and outstanding 10,000,000 shares                         100,000             100,000
           Additional Paid In Capital                                       373,333                --
           Deficit accumulated in the development stage                    (704,878)             (7,336)
                                                                   ----------------    ----------------

           Total stockholder's equity (Deficiency)                         (231,545)             92,664
                                                                   ----------------    ----------------

Total liabilities and stockholder's equity (Deficiency)            $      1,834,288    $        125,000
                                                                   ================    ================




              See notes to financial statements


                                NaturalNano, Inc.
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)


                                            For the six months          From inception
                                                  ending              December 22, 2004
                                              June 30, 2005               through
                                                                       June 30, 2005
                                            --------------------    --------------------

Operating expenses:
     Research and development               $            125,462    $            130,462
     General and administrative                          734,491                 736,827
                                            --------------------    --------------------
                                                         859,953                 867,289
Other (income) expense:

     Interest expense                                     10,089                  10,089
     Investment (income)                                (172,500)               (172,500)
                                            --------------------    --------------------
                                                        (162,411)               (162,411)


Net loss                                    ($           697,542)   ($           704,878)
                                            ====================    ====================


Loss per common share - basic and diluted   ($              0.07)                   --
                                            ====================    ====================


Weighted average shares outstanding                   10,000,000                    --
                                            ====================    ====================




                        See notes to financial statements

                                NaturalNano, Inc.
                          (A Development Stage Company)
             STATEMENT OF STOCKHOLDER'S EQUITY (ACCUMULATED DEFICIT)
           Period from December 22, 2004 (inception) to June 30, 2005


                                                                                    Deficit
                                                                                  Accumulated
                                               Common Stock          Additional    during the    Stockholder's
                                        -------------------------     Paid-in     Development       Equity
                                           Shares        Amount       Capital        Stage       (Deficiency)
                                        -----------   -----------   -----------   -----------    -----------

December 22, 2004
10,000,000 shares issued
for cash $.01 per share                  10,000,000   $   100,000          --            --      $   100,000


Net loss from inception
through December 31, 2004                      --            --            --     ($    7,336)        (7,336)
                                        -----------   -----------   -----------   -----------    -----------
Balance at
December 31, 2004                        10,000,000       100,000          --          (7,336)        92,664

Unaudited:
Warrant issued for  2,250,000 shares
of common stock for services received          --            --     $   225,000          --          225,000

Grant of 1,483,333 stock options for
services received                              --            --         148,333          --          148,333

Net loss for six months
ending June 30, 2005                           --            --            --        (697,542)      (697,542)
                                        -----------   -----------   -----------   -----------    -----------
Balance at
June 30, 2005                            10,000,000   $   100,000   $   373,333   ($  704,878)   ($  231,545)
                                        ===========   ===========   ===========   ===========    ===========


                        See notes to financial statements


                                NaturalNano, Inc.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS

                                    UNAUDITED

                                                       For the six months     From inception
                                                             ending          December 22, 2004
                                                         June 30, 2005           through
                                                                              June 30, 2005
                                                       -----------------    -----------------

Cash flows from operating activities:
Net loss                                               ($        697,542)   ($        704,878)
Non-cash adjustments to reconcile net loss to
  net cash used in operating activities:
             Depreciation                                            278                  278
             Issuance of warrant for services                    225,000              225,000
             Grant of stock options for services                 148,333              148,333
             Change in market value of Atlas warrant            (172,500)            (172,500)
Changes in operating assets and liabilities:
             (Increase) in Prepaid assets                       (125,000)            (250,000)
             (Increase) in Other current assets                   (8,224)              (8,224)
             Increase in Accounts Payable & Accruals              71,871               71,871
                                                       -----------------    -----------------
Net cash used in operating activities                           (557,784)            (690,120)
                                                       -----------------    -----------------


Net cash used in investing activity -
             Purchase of property and equipment                  (10,527)             (10,527)
                                                       -----------------    -----------------


Cash flows from financing activities:
             Advances from Related Parties                       338,626              370,962
             Issuance of Convertible Notes                     1,443,000            1,443,000
             Issuance of Common Stock                               --                100,000
                                                       -----------------    -----------------
Net cash provided by financing activities                      1,781,626            1,913,962
                                                       -----------------    -----------------


Change in cash and cash equivalents                    $       1,213,315    $       1,213,315

Cash and cash equivalents at beginning of period                       0                    0

                                                       -----------------    -----------------
Cash and cash equivalents at end of period             $       1,213,315    $       1,213,315
                                                       =================    =================
Non-cash investing activities:
             Receipt of Atlas Mining warrant           $         180,000    $         180,000
                                                       =================    =================


                        See notes to financial statements

                                NaturalNano, Inc.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2005

1



1. PRINCIPAL BUSINESS ACTIVITY AND SIGNIFICANT ACCOUNTING POLICIES:

Financial Statements

The balance sheet as of June 30, 2005 and the statement of operations, stockholders' deficiency and cash flows for the six month period ended June 30, 2005 and the period from December 22, 2004 (inception) to June 30, 2005 have been prepared by the Company and are unaudited. In the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary to present fairly the financial position at June 30, 2005 and the results of operations and cash flows for the periods ended June 30, 2005 have been included. The results of operations for the interim periods presented herein are not necessarily indicative of the results to be expected for the entire fiscal year.


Description of the Business

NaturalNano, Inc. ("the Company") is a wholly owned subsidiary of Technology Innovations, LLC, a limited liability partnership located in Rochester, New York. The Company, also based in Rochester, New York was founded in December 2004 to discover, refine and commercialize naturally occurring nanoscale materials. The Company's activities are currently directed toward research, development, production and marketing of its proprietary technologies for extracting and separating nanotubes from halloysite clay and developing related commercial applications for:

         o    material additives for polymers, plastics and composites

         o    cosmetics and other personal care products

         o    absorbent materials and

         o    pharmaceutical and medical device additives.

The Company is in the development stage and is expected to remain so for at least the next eighteen months. NaturalNano has not generated any revenues since its inception nor is it expected to do so in the near future. The Company's ability to continue in business is dependent upon obtaining sufficient financing or attaining profitable operations. The Company was incorporated under the laws of the State of Delaware on December 22, 2004.


Cash Equivalents

Cash equivalents consist of available cash and money market securities with a maturity of three months or less when purchased. Cash equivalents are stated at cost plus accrued interest, which approximates market value.

                                NaturalNano, Inc.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2005


Concentration of Credit Risk

The Company maintains cash in bank deposit accounts which, at times, exceed federally insured limits. The Company has not experienced any losses on these accounts.


Research & Development

Research and development costs are expensed in the period the expenditures are incurred. Capital assets acquired in support of research and development are capitalized and depreciated over their estimated useful life and related depreciation expense is included in research and development expense.


Property and Equipment

     Property and equipment, at cost, consists of the following:

                                                                    Useful Life
                                                                    -----------
            Furniture & Office Equipment             $2,443         5-7 years
            Computers and software                    8,084         3-5 years

Depreciation of property and equipment is provided on a straight-line basis over the estimated useful lives of the related assets. Costs of internally developed intellectual property rights with indeterminate lives are expensed as incurred.


Loss Per Share

Basic loss per common share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted loss per common share gives effect to dilutive options and warrants outstanding during the period. Shares to be issued upon the exercise of the outstanding options and warrants are not included in the computation of diluted loss per share as their effect is anti-dilutive. There were 6,000,000 shares underlying outstanding options and warrants which have been excluded from the calculation at June 30, 2005.


Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates by management. Actual results could differ from these estimates.

                                NaturalNano, Inc.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2005



Stock Options

The Company has elected to apply Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations in accounting for its stock options issued to employees (intrinsic value) and has adopted the disclosure-only provisions of Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation. Had the Company elected to recognize compensation cost based on the fair value of the options granted at the grant date as prescribed by SFAS No. 123, the Company's net loss and loss per common share would have been as follows:

         Net loss- as reported                                        ($697,542)
         Deduct:  Total stock-based employee compensation
              expense determined under fair-value-based method
              for all awards, net of related tax effects            (    91,668)
                                                                    ------------

         Pro Forma net loss                                         ($789,210)
                                                                    ----------

         Basic and diluted loss per share -as reported                ($0.07)
         Basic and diluted loss per share - pro forma                 ($0.08)



Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (revised 2004),"Share-Based Payment" "SFAS No. 123R"), which replaces SFAS No. 123 and supersedes APB No.
25. SFAS No. 123R requires that compensation cost relating to share-based payment transactions be recognized in financial statements based on alternative fair value models. The pronouncement requires that the cost of share-based compensation be measured based on the fair value of the equity or liability instruments issued. Per APB No. 25, compensation expense was recognized only to the extent the fair value of common stock exceeded the stock option exercise price at the measurement date. The pro forma disclosures previously permitted under SFAS No. 123 will no longer be an alternative to financial statement recognition. SFAS No.123R requires the benefits of tax deductions in excess of recognized compensation cost be reported as a financing cash flow item.

The SEC delayed the effective date for implementation of SFAS No. 123R to the first fiscal year beginning after June 15, 2005. The Company will adopt SFAS No. 123R effective January 1, 2006. Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

                                NaturalNano, Inc.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2005



2. TRANSACTIONS WITH ATLAS MINING COMPANY

On December 29, 2004 the Company  contracted  with Atlas Mining Company (OTC BB:
ALMI) in Utah for the purchase of 500 tons of processed halloysite nanotubes. In connection with this agreement, the Company agreed to the following scheduled payments to Atlas Mining payable through their designated distributor:

            $125,000       paid on December 29, 2004,
            $125,000       paid on June 29, 2005, and
            $100,000       payable upon commercial shipments made in excess
                             of $250,000.

As additional consideration, the Company will pay 10% of the resale cash proceeds received from unaffiliated third parties, in instances where the purchase price is in excess of $700 per ton up to a maximum of $2,000 per ton.

Payments made by the Company in accordance with this agreement are presented as prepaid expenses and will be recognized as expense in the period the nanotubules are used in the development of proprietary applications and processes or as customer shipments are made.

On January 28, 2005 the Company was issued a two year warrant for the right to acquire 750,000 shares of Atlas Mining common stock at $.40 per share. This warrant expires two years from the original issue date which will be January 28, 2007. Neither the warrant nor the shares of common stock issuable upon exercise have been registered under the Securities Act of 1933 and as such, are not readily available for sale or transfer in the public markets.

The fair value of this asset on January 28, 2005 and at June 30, 2005 was estimated at $180,000 and $352,500, respectively. The warrant has been recorded as a non-current asset at January 28, 2005 with an offsetting liability included in accrued expenses. The liability is being amortized over the two year period commencing January 28, 2005 and reflects the Company's commitment to future research and development efforts which are expected to benefit both the Company and Atlas Mining. At June 30, 2005, the remaining liability, included in accrued expenses, is $135,000. The difference of $45,000 has been offset against research and development expenses in the accompanying statements of operations.

At June 30, 2005, the warrant was marked-to-market with changes in fair market value recorded as other investment income.

3. INCOME TAXES

As of June 30, 2005, the Company had a net operating loss carryforward of approximately $704,878 for federal income tax purposes, which expires in 2025. A valuation allowance of $239,700 has been recorded in the current period to reflect the uncertainty of the future realization of this tax deduction.

                                NaturalNano, Inc.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2005



4. LINE OF CREDIT AND PROMISSORY NOTE WITH TECHNOLOGY INNOVATIONS

On December 29, 2004 the Company entered into a Line of Credit Agreement and a Promissory Note with its parent company, Technology Innovations, LLC. This Line of Credit allows for borrowings of up to $500,000 for working capital purposes and bears an interest rate of 8% per annum. This agreement extends through December 31, 2005 at which time the outstanding balance, including all interest accrued, shall be repaid in full. As of June 30, 2005 outstanding borrowings under this agreement totaled $320,918 and are included in Due to Related Parties at June 30, 2005. All borrowings under this agreement were repaid on September 13, 2005.

The remaining balance included in Due to Related Parties at June 30, 2005, approximately $50,000, is due to Biomed Solutions, LLC, a company related through common ownership. This short-term borrowing was unsecured with an interest rate of 8% and was repaid on August 5, 2005.


5. STOCKHOLDER'S EQUITY

On March 31, 2005, the Company issued warrants to SBI USA, LLC for the right to purchase 2,250,000 shares of common stock at $0.23 per share in return for financial consulting services provided, in the amount of $225,000, for the period ending June 30, 2005. These warrants vest and become exercisable as of the issuance date and have an expiration date of March 31, 2006. The consulting expenses relating to this warrant are included in general and administrative expenses in the accompanying statements of operations.

None of these warrants had been exercised as June 30, 2005. Neither these warrants nor the common stock issuable upon exercise of the warrants, have been registered under the Securities Act of 1933 and therefore these warrants are considered "restricted assets" within the meaning of Rule 144 of the Securities Act of 1933.


6. STOCK-BASED COMPENSATION PLAN

The Company has a stock option plan (the "Plan") which provides for the granting of nonqualified or incentive stock options ("ISO") to officers, key employees, non-employee directors and consultants. The Plan authorizes the granting of options to acquire up to 7,000,000 common shares. ISO grants under the Plan are exercisable at the market value of the Company's stock on the date of the grant. Nonqualified options under the Plan are exercisable at amounts determined by the Board. All options under the Plan are exercisable at times as determined by the Board, not to exceed 10 years from the date of grant. Additionally, the Plan provides for the granting of restricted stock to officers and key employees.

                                NaturalNano, Inc.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2005


During the period ending June 30, 2005 the Company's Board of Directors granted options, at their estimated fair market value on the date of the grant, to purchase 3,750,000 shares of the Company's common stock at $0.10 per share. Included in these grants were option grants to purchase 1,483,333 shares of the Company's common stock issued to non-employees. The fair value of the stock options granted to non-employees has been recorded, as expense of $148,333, in the accompanying statements of operations. As of June 30, 2005 1,874,998 of these outstanding option grants were exercisable.


7. CONVERTIBLE BRIDGE NOTES

As of June 30, 2005, the Company had issued $1,443,000 in secured Convertible Bridge Notes (the "Notes") to be used for general working capital purposes. These notes accrue interest at 8% per annum and include a mandatory conversion feature as described below. As of September 26, 2005, the Company had issued $4,156,000 of Notes. In connection with the Cementitious Materials, Inc. merger (described in note 8); the Convertible Bridge Notes will be automatically converted into shares of Cementitious' common stock at a rate of $.40 per share. Events of default for the Notes include: the abandonment of the merger, bankruptcy and insolvency thereby resulting in the note holders' right to receive common shares of the Company at a conversion price of $1.80 per share.


8. SUBSEQUENT EVENTS

Merger with Cementitious Materials, Inc.
----------------------------------------

On September 26, 2005, the Company entered into an Agreement and Plan of Merger with Cementitious Materials, Inc. ("Cementitious"). Under this agreement, the Company will merge into a newly formed subsidiary of Cementitious with the Company being the surviving entity. Technology Innovations, LLC, the Company's parent and sole stockholder will exchange each of its outstanding shares for
4.4919378 shares of Cementitious stock for an aggregate of 44,919,378 shares of Cementitious. Upon this exchange Technology Innovations, LLC will own 90% of the combined company. In connection with the Merger, the Company's outstanding options and warrants will be replaced with options and warrants to purchase shares of Cementitious common stock at similar economic and contractual terms.